SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
Filed by the registrant |X|
Filed by a Party other than the Registrant  |_|   Check the appropriate box:
   |_|   Preliminary Proxy Statement        |_|   Confidential, For Use
   |X|   Definitive Proxy Statement               of the Commission Only (as
   |_|   Definitive Additional Materials          permitted by Rule 14a-6(e)(2)
   |_|   Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                          IAT RESOURCES CORPORATION
              (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X| No Fee Required

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      |X|   Fee paid previously with preliminary materials:

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement no.:

      (3) Filing party:

      (4) Date filed:

                           IAT RESOURCES CORPORATION
                                  -----------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD DECEMBER 16, 1999
                                  -----------

TO OUR STOCKHOLDERS:

      Notice is hereby given that a Special Meeting of Stockholders of IAT Resources Corporation ("IATR" or the "Company") will be held at the Beverly Hilton Hotel, located at 9876 Wilshire Boulevard, Beverly Hills, California 90210, on December 16, 1999 at 10:00 a.m., Pacific standard time. The Special Meeting is being held for the following purposes:

      1. Pursuant to the stockholder approval requirements of the Nasdaq SmallCap Market, to consider and vote upon a proposal to approve the issuance of shares (the "Share Issuance") of IATR common stock, par value $0.001 per share ("Common Stock"), pursuant to the merger of Infolocity, Inc. with IATR, which Share Issuance will be in excess of 20% of the number of shares of Common Stock outstanding and result in a change of control of IATR;

      2. Pursuant to the stockholder approval requirements of the Nasdaq SmallCap Market, to consider and vote upon a proposal to approve the issuance of shares of Common Stock (the "Conversion Issuance") issuable upon conversion or exercise, as the case may be, of 6% convertible subordinated debentures, 6% Series G preferred stock and Common Stock purchase warrants;

      3. To consider and vote upon a proposed amendment (the "Incentive Plan Amendment") to the Company's 1998 Stock Incentive Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan from 3,000,000 shares to 5,000,000 shares;

      4. To consider and vote upon a proposed amendment (the "Name Change Amendment") to the Company=s Restated Certificate of Incorporation to change the name of the Company from IAT Resources Corporation to Netcurrents, Inc.;

      5. To elect two (2) new directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected; and

      6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      Only stockholders of record of the Common Stock of the Company at the close of business on November 8, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

      The approval of the Share Issuance, the Conversion Issuance and the Incentive Plan Amendment will require the affirmative vote of the holders of a majority of the shares of IATR Common Stock represented at the Special Meeting. The approval of the Name Change Amendment requires the affirmative vote of the holders of a majority of the shares of IATR Common Stock outstanding. The two nominees for director who receive the highest number of votes will be named as directors. The election of directors is conditioned on the approval of the Share Issuance.
If the Share Issuance is not approved, no new directors will be elected.

      All stockholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person, even though he or she has returned a Proxy.

      This document provides you with detailed information about the matters on which you are being asked to vote. We encourage you to read this entire document carefully.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ ARTHUR H. BERNSTEIN

                                    Arthur H. Bernstein
                                    SECRETARY

Los Angeles, California 90036
November 16, 1999

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           IAT RESOURCES CORPORATION
                    5757 Wilshire Boulevard, Penthouse One
                            Los Angeles, CA  90036
                                (323) 634-8634
                               ----------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON DECEMBER 16, 1999

      This Proxy Statement is being furnished to holders, as of November 8, 1999 (the "Record Date"), of common stock, par value $0.001 per share ("IATR Common Stock") of IAT Resources Corporation, a Delaware corporation ("IATR" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of IATR (the "Board") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California 90210, on December 16, 1999 at 10:00 a.m., Pacific standard time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Special Meeting of Stockholders.

      On September 16, 1999, the Board of Directors of IATR approved a merger (the "Merger") of Infolocity, Inc., a California corporation ("Infolocity") and Infolocity Merger Sub, a wholly owned subsidiary of IATR ("Merger Sub"). On September 22, 1999, IATR and Infolocity entered into an Agreement and Plan of Merger, as amended and restated on November 1, 1999 (the "Merger Agreement") by and among IATR, Infolocity, Merger Sub and James J. Cerna Jr. and Victor A. Holtorf (the "Principal Shareholders").

      If the Merger is effected, Infolocity will become a wholly owned subsidiary of IATR, and Infolocity stockholders will become stockholders of IATR. As more fully set forth herein, each share of Infolocity's common stock, par value $0.001 per share (the "Infolocity Common Stock") and each share of Infolocity's Series A Preferred stock, par value $0.001 per share ("Infolocity Preferred Stock") will be converted into the right to receive that number of shares of IATR Common Stock as is equal to approximately 7,375,000 divided by the sum of the combined total number of shares of Infolocity Common Stock and Infolocity Preferred Stock. Under certain conditions described more fully herein, if the closing price of IATR Common Stock does not maintain a certain level above $1.75, the Company may have to issue up to an additional 3,500,000 shares of IATR Common Stock to holders of Infolocity Common Stock and Infolocity Preferred Stock.

      In order to effect the Merger, IATR's stockholders must authorize the issuance of in excess of 20% of the number of shares of IATR Common Stock outstanding as of the date of the Merger Agreement. On September 22, 1999, the initial date of the Merger Agreement, there were issued and outstanding 13,613,657 shares of IATR Common Stock. Pursuant to the Merger Agreement, the Company must issue at least 7,375,000 and up to 10,750,000 shares of IATR Common Stock.

      The Special Meeting has been called to consider and vote upon proposals
(i) to approve the issuance of shares of IATR Common Stock (the "Share Issuance") pursuant to the Merger Agreement, which will be in excess of 20% of the number of shares of IATR Common Stock outstanding before the date of the Merger Agreement and result in a change of control of the issuer; (ii) to approve the issuance of shares of IATR Common Stock (the "Conversion Issuance") issuable upon conversion or exercise, as the case may be, of 6% Convertible Subordinated Debentures, Series G Preferred Stock and Common Stock Purchase Warrants, which issuance could be in excess of 20% of the number of shares of IATR Common Stock outstanding on August 25, 1999; (iii) to amend the Company's 1998 Stock Incentive Plan (the "Incentive Plan Amendment") to increase the maximum number of shares of IATR Common Stock that may be issued pursuant to awards granted under the plan from 3,000,000 shares to 5,000,000 shares; (iv) to approve a proposed amendment to the Company=s Restated Certificate of Incorporation to change the name of the Company from IAT Resources Corporation to Netcurrents, Inc. (the "Name Change Amendment"); (v) to elect two (2) directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected; and (vi) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE
FOR APPROVAL OF THE SHARE ISSUANCE, THE CONVERSION ISSUANCE, THE INCENTIVE PLAN AMENDMENT, THE NAME CHANGE AMENDMENT AND FOR JAMES J. CERNA, JR. AND VICTOR
A. HOLTORF AS DIRECTORS.

      Accompanying this Proxy Statement is the Board's Proxy for the Special Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement. All Proxies which are properly completed, signed and returned to the Company prior to the Special Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and expressing a desire to vote his or her shares in person.

      The close of business on November 8, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or at any adjournments or postponements of the Special Meeting. At the Record Date, 13,451,070 shares of Common Stock were outstanding, and the Company had approximately 211 stockholders of record. The Common Stock is the only outstanding class of securities of the Company entitled to vote at the Special Meeting.

      A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Special Meeting. The two nominees for election as directors at the Special Meeting who receive the highest number of affirmative votes will be elected. The Share Issuance, the Conversion Issuance and the Incentive Plan Amendment each require the affirmative vote of a majority of the total votes cast on each proposal in person or by proxy. For purposes of the vote to approve the Share Issuance, the Conversion Issuance and the Incentive Plan Amendment, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of each of these proposals. The Name Change Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. For purposes of the vote to amend the Restated Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the Name Change Amendment.

      IATR is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone or other personal solicitations or certain IATR shareholders and brokers by one or more of the directors or by officers or employees of IATR. IATR may reimburse banks and brokers or other similar agents or fiduciaries the expenses incurred by such agents or fiduciaries in mailing the Proxy Statement to beneficial owners of IATR's common stock. IATR has retained MacKenzie Partners to assist it in soliciting proxies. IATR estimates that it will pay up to $7,500 for its services in connection with such solicitations.

      This Proxy Statement and the accompanying Proxy are first being mailed to stockholders on or about November 16, 1999.

                               TABLE OF CONTENTS

                                                                          PAGE


QUESTIONS AND ANSWERS........................................................6

SUMMARY......................................................................9

THE COMPANIES...............................................................15

THE SPECIAL MEETING.........................................................17

      Date, Time, Place.....................................................17

      Matters to Be Considered..............................................17

      Vote Required.........................................................17

      Voting of Proxies.....................................................17

      Revocability of Proxies...............................................17

      Record Date; Stock Entitled to Vote; Quorum...........................18

      Solicitation of Proxies...............................................18

      Recommendations.......................................................18

PROPOSAL 1
      APPROVAL OF THE ISSUANCE OF SHARES
      OF COMMON STOCK PURSUANT TO THE
      MERGER AGREEMENT......................................................19

      General...............................................................19

      Required Vote.........................................................19

      Background of The Merger..............................................20

      Board's Reasons For The Merger........................................21

      Opinion of Financial Advisor..........................................22

      Interests of Certain Persons in The Merger............................22

      Structure of The Merger...............................................22

      Merger Consideration..................................................22

      Regulatory Approval Required..........................................22

      Effective Time of the Merger..........................................23

      Management And Operations Following The Merger........................23

      Material Federal Income Tax Consequences of the Merger................23

      Accounting Treatment of the Merger....................................24

      Appraisal Rights......................................................24

      Certain Legal Proceedings.............................................24

THE MERGER AGREEMENT........................................................24

      General...............................................................24

      Conversion of Shares..................................................24

      Adjustment to Merger Shares...........................................25

      Representations and Warranties........................................25

      Certain Covenants.....................................................26

      Certain Additional Covenants..........................................28

      Management of IATR Following the Merger...............................30

      Director and Officer Indemnification..................................30

      Conditions to Closing.................................................31

      Termination; Termination Fees and Expenses............................32

      Fees and Expenses.....................................................32

      Waiver and Amendment..................................................33

ESTIMATED FEES AND EXPENSES.................................................33

PRICE RANGE OF COMMON STOCK.................................................34

SELECTED HISTORICAL FINANCIAL DATA..........................................35

PROPOSAL 2
      APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES
      OF COMMON STOCK PURSUANT TO THE
      CONVERSION OF DEBENTURES AND WARRANTS.................................50

      Recommendation and Required Vote......................................52

PROPOSAL 3
      APPROVAL OF THE AMENDMENT TO THE
      1998 STOCK INCENTIVE PLAN.............................................53

      General...............................................................53

      Summary of the 1998 Plan..............................................53

      Recommendation and Required Vote......................................56

PROPOSAL 4
      APPROVAL OF THE AMENDMENT TO THE
      RESTATED CERTIFICATE OF INCORPORATION
      TO CHANGE THE NAME OF THE COMPANY.....................................57

      Recommendation and Required Vote......................................57

PROPOSAL 5
      ELECTION OF TWO NEW DIRECTORS.........................................58

Information with Respect to Nominees and Current Directors..................58

      Board Meetings and Committees.........................................61

      Compensation of Directors.............................................61

EXECUTIVE COMPENSATION......................................................61

PRINCIPAL STOCKHOLDERS......................................................61

INDEPENDENT PUBLIC ACCOUNTANTS..............................................62

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................62

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING...............................62

SOLICITATION OF PROXIES.....................................................63

ANNUAL REPORT ON FORM 10-KSB................................................63

ExhibiA - Merger Agreement
ExhibiB - Incentive Plan Amendment
ExhibiC - Name Change Amendment
ExhibiD - Annual Report on Form 10-KSB
Exhibit  E  - Quarterly Report on Form 10-QSB

                             QUESTIONS AND ANSWERS

Q:    WHY AM I RECEIVING THESE MATERIALS?

A: We have entered into an agreement with Infolocity to merge with Infolocity by exchanging IATR Common Stock for all of the outstanding stock of Infolocity held by its shareholders. Each of IATR's and Infolocity's board of directors have approved the Merger Agreement. To accomplish the Merger, we need to issue in excess of 20% of the outstanding IATR Common Stock at September 22, 1999, the date of the Merger Agreement. As this issuance will dilute the holdings of current IATR stockholders, the current stockholders must approve the issuance of the additional shares. We are sending you these materials to help you decide whether to approve the Share Issuance. Additionally, we are requesting approval of the Conversion Issuance, an amendment to the Company's current Incentive Plan, the election of two additional directors to the Board of Directors and the change of the Company's name.

Q:    WHY IS IATR PROPOSING TO MERGE WITH INFOLOCITY?

A: IATR announced earlier this year that it planned to refocus its business from the entertainment industry to the internet industry. As part of this effort, we began looking for an appropriate acquisition candidate from which to effect our new business plan. After much diligence, we determined that Infolocity is that candidate.

Q:    DOES THE BOARD RECOMMEND VOTING IN FAVOR OF THE SHARE ISSUANCE?

A: Our Board has unanimously determined that the Share Issuance is fair to and in the best interests of the shareholders, and unanimously recommends that shareholders vote FOR the approval of the Share Issuance and the transactions contemplated thereby.

Q:    WHAT IS THE CONVERSION ISSUANCE?

A: We have issued 6% Convertible Subordinated Debentures and Common Stock Purchase Warrants. Upon the exercise of these debentures and warrants, we will be required to issue additional shares of Common Stock. Currently, the exercise of all outstanding debentures and warrants will require us to issue a number of shares of IATR Common Stock that could potentially be in excess of 20% of the amount of shares outstanding on the date of the Placement Agreement.

Q:    DOES THE BOARD RECOMMEND VOTING IN FAVOR OF THE CONVERSION ISSUANCE?

A: Our Board has unanimously determined that the Conversion Issuance is fair to and in the best interests of the shareholders, and unanimously recommends that shareholders vote FOR the approval of the Conversion Issuance and the transactions contemplated thereby.

Q:    HOW WILL THE SHARE ISSUANCE AND THE CONVERSION ISSUANCE AFFECT MY
OWNERSHIP OF IATR?

A: You will have the same number of shares of IATR Common Stock you presently have, with substantially all of the rights you now hold. However, your shares will represent a significantly smaller percentage of the total shares of the combined company that will be outstanding after all of the shares are issued pursuant to the Share Issuance and the Conversion Issuance, as compared to your current percentage ownership in IATR. After the Merger, however, the Company will have significantly more resources than does the current IATR, including additional experienced management and additional capital.

Q:    WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working towards completing the Merger as quickly as possible. If we receive shareholder approval of the Share Issuance, we hope to complete the Merger in the fourth quarter of 1999.

Q:    WHY IS THE INCENTIVE PLAN BEING AMENDED?

A: The Board seeks to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan from 3,000,000 shares to 5,000,000 shares in order to accommodate the new employees to be acquired from Infolocity, as well as to attract new employees.

Q:    WHY IS THE NAME OF THE COMPANY BEING CHANGED?

A: The Board feels that a new name for the Company is desirable to reflect the new business plan and for better name recognition as the Company's business expands.

Q:    WHY ARE NEW DIRECTORS BEING ELECTED AT THIS MEETING?

A: As part of the terms of the Merger, we have agreed to expand the current Board of directors to seven members, as currently permitted by our by-laws. Pursuant to the Merger Agreement, the current Board has agreed to nominate the current management of Infolocity, James J. Cerna, Jr. and Victor A. Holtorf to fill the two vacancies and to bring their expertise to our Board in running the combined Company.

Q:    WHEN AND WHERE IS THE SPECIAL MEETING?

A: The Meeting will be held on December 16, 1999, at the Beverly Hilton Hotel, located at 9876 Wilshire Boulevard, Beverly Hills, California 90210 at 10:00 a.m., local time.

Q:    WHO CAN VOTE ON THE SHARE ISSUANCE, THE CONVERSION ISSUANCE, THE INCENTIVE
PLAN AMENDMENT, AND THE DIRECTORS?

A: Holders of IATR Common Stock at the close of business on November 8, 1999, the Record Date relating to the Meeting, may vote on the Share Issuance, the Conversion Issuance, the Incentive Plan Amendment and the directors.

Q:    WHAT DO I NEED TO DO NOW?

A: Read this Proxy Statement. Then, if you choose to vote by proxy, complete your proxy card and indicate how you want to vote. Sign and mail the proxy card in the enclosed return envelope as soon as possible. You should complete, sign and return your proxy card even if you currently expect to attend the Special Meeting and vote in person. Mailing in a proxy card now will not prevent you from later canceling or "revoking" your proxy right up to the day of the Special Meeting, and you will ensure that your shares get voted if you later find you are unable to attend. If you sign and send in the proxy card and do not indicate how you want to vote, your proxy will be voted FOR the Share Issuance, FOR the Conversion Issuance, FOR the Incentive Plan Amendment and FOR James J.
Cerna, Jr. and Victor A. Holtorf as directors.

Q:    CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before the vote is taken at the Special Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Secretary of IATR at 5757 Wilshire Boulevard, Los Angeles, California 90036. We must receive the notice or new proxy card before the vote is taken at the Special Meeting. Third, you can attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Q:    IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY
SHARES FOR ME?

A: YOUR BROKER WILL VOTE YOUR SHARES ONLY IF YOU TELL THE BROKER HOW TO VOTE. TO DO SO, FOLLOW THE DIRECTIONS YOUR BROKER PROVIDES. WITHOUT INSTRUCTIONS, YOUR BROKER WILL NOT VOTE YOUR SHARES AND THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL OF THE SHARE ISSUANCE; AGAINST THE APPROVAL OF THE CONVERSION ISSUANCE; AGAINST THE APPROVAL OF THE INCENTIVE PLAN AMENDMENT; AND AGAINST THE NAME CHANGE AMENDMENT.


                      WHO CAN HELP ANSWER YOUR QUESTIONS

If you have more questions about the Special Meeting or the Share Issuance, the Conversion Issuance, the Incentive Plan Amendment or the election of the two interim directors, you should contact:

IAT Resources Corporation
5757 Wilshire Boulevard, Penthouse One
Los Angeles, CA 90036
Attention:  Irwin Meyer
Telephone:  (323) 634-8634

                                    SUMMARY

      THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE EXHIBITS HERETO AND THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN. STOCKHOLDERS OF THE COMPANY ARE ENCOURAGED TO REVIEW CAREFULLY THIS PROXY STATEMENT, THE EXHIBITS HERETO AND THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, IN THEIR ENTIRETY. THIS PROXY STATEMENT, INCLUDING THE EXHIBITS HERETO, CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING, WITHOUT LIMITATION, ACTUAL AND POTENTIAL COMPETITION, FAILURE TO INTEGRATE INFOLOCITY AND CERTAIN TECHNOLOGY RISKS.

GENERAL

      Pursuant to the Merger Agreement, Infolocity Merger Sub, a Delaware corporation ("Merger Sub"), will merge with and into Infolocity, Inc., a California corporation ("Infolocity"), with Infolocity surviving as a wholly-owned subsidiary (the "Surviving Corporation") of the Company (the "Merger"). At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of the common stock, par value $0.001, of Merger Sub ("Merger Sub Common Stock") will be converted into and become one share of common stock, par value $0.001 per share, of Infolocity ("Infolocity Common Stock"). Further, at the Effective Time, each issued and outstanding share of Infolocity Common Stock and each issued and outstanding share of Series A Preferred Stock of Infolocity ("Infolocity Preferred Stock") will be converted into the right to receive that number of shares of the Company's Common Stock as is equal to 7,375,000 divided by the combined total outstanding Infolocity Common Stock and Infolocity Preferred Stock. As of November 8, 1999, there were outstanding 2,090,314 shares of Infolocity Common Stock and 77,789 shares of Infolocity Preferred Stock.

      The Common Stock of the Company is traded on the Nasdaq SmallCap Market. The Nasdaq Stock Market, Inc. Marketplace Rules require a listed company to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in connection with the acquisition of the stock of another company when the amount of common stock to be issued (or issuable upon conversion) is or is greater than 20% of the common stock or voting power of the company outstanding prior to issuance and where such issuance would result in a change of control of the company.

      As of the Record Date, there were 13,451,070 shares of Common Stock outstanding. Pursuant to the Merger Agreement and pending shareholder approval of the Merger by Infolocity stockholders and of the Share Issuance by IATR stockholders, the Company will issue approximately 7,375,000 or more shares of Common Stock to holders of Infolocity Common Stock and Infolocity Preferred Stock. The Company must obtain stockholder approval because the amount of Common Stock to be issued is or is greater than 20% of the Common Stock or voting power of the Company outstanding prior to the issuance. In addition, the issuance of the Common Stock will result in a change of control of the Company. If the "Closing Value" of IATR Common Stock is less than $1.75 per share, unless the Company elects to terminate the Merger Agreement, then the Company shall pay an additional amount of IATR Common Stock to Infolocity stockholders determined by
(a) subtracting the Closing Value of the IATR Common Stock from $1.93, (b) multiplying the difference by 7,375,000, and (c) dividing the result by the Closing Value of IATR Common Stock. The Merger Agreement defines "Closing Value" as the average per share closing sale price of the IATR Common Stock on the Nasdaq SmallCap Market for the ten consecutive trading days immediately prior to the business day prior to the Closing Date. For example, the closing sales price for IATR Common Stock as of November 2, 1999 was $1.71875, and if this amount were the Closing Value, the Company would have to issue approximately 906,455 additional shares of IATR Common Stock, or a total of approximately 8,281,455 shares. There is no assurance that the Closing Value will or will not exceed $1.75 per share or how many additional shares will be issued under this condition.

      Based upon the outstanding shares of IATR and Infolocity as of the Record Date, the stockholders of Infolocity immediately prior to the consummation of the Merger would own approximately 35% of the outstanding IATR Common Stock immediately following consummation of the Merger (or up to approximately 43% if the additional shares are issued for the Closing Value being less than $1.75). Such percentage could change depending upon whether shares of IATR Common Stock and Infolocity Common Stock, issuable upon exercise of outstanding

IATR and Infolocity stock options or other rights, are issued, whether holders of Infolocity Preferred Stock elect to receive cash in lieu of shares of IATR Common Stock and whether and to what extent Infolocity stockholders exercise dissenters' rights.

THE COMPANIES

IATR

      For approximately eight years, we operated under the name The Producers Entertainment Group Ltd. Historically, we acquired, developed, produced and distributed dramatic, comedy, documentary and instructional television series and movies and theatrical motion pictures. We distributed our projects in the United States and in international markets for exhibition on standard broadcast television (network and syndication), basic cable and pay cable and for video distribution. We also provided producer and executive producer services in exchange for fees and participations in future profits from these projects. Although we continue to engage in certain entertainment related production and distribution activities, during the past eight months we have reduced our network and cable television activities and have begun to redirect our core business toward the internet and technology industry.

      While operating as The Producers Entertainment Group, in July 1998, we acquired MWI Distribution, Inc., which does business under the name MediaWorks International. MediaWorks International continues to distribute television and video programming in the international market, concentrating on children's and family programming and animation. MediaWorks also co-produces animated and live action programming ventures and sells direct-to-video series and specials.

      As part of our expansion into the internet and on line commerce industries, we have identified and made small investments in early and expansion stage companies which we believe have unique internet-based hardware and/or software applications and which show promise as catalysts in the internet and online commerce industries. In February 1999, we purchased 150,000 shares of common stock of flowersandgifts.com, a portal on the internet for the sale of flowers and other gifts, and 100,000 shares of common stock of Pacific Softworks, Inc., a licensor of internet-related software and related software development tools, which recently completed an initial public offering. We also have warrants to purchase up to an additional 100,000 shares of Pacific Softworks' common stock.

INFOLOCITY

      Founded in August 1998 and incorporated in the State of California, Infolocity provides Internet-based business intelligence and information management for both private and publicly-traded companies through its Investor Facts division. The Company's proprietary Internet monitoring and search engine constantly scours the Internet for pertinent information for its clients. This information ranges from web news clippings to Internet message board, chat room and discussion group postings. The Company's clients are then informed of online perceptions, concerns, and issues, stock-manipulative or rumor-mongering postings, and presented with online competitive intelligence that creates strategic opportunity. InvestorFacts also provides a complete Internet monitoring and competitive intelligence service.

THE SPECIAL MEETING

      The IATR Special Meeting will be held at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, on December 16, 1999, commencing at 10:00 a.m., California time, and at any adjournment or postponement thereof.

STOCKHOLDERS ENTITLED TO VOTE

      The Board of Directors has fixed November 8, 1999 as the Record Date for the determination of the IATR stockholders entitled to notice of and to vote at the Special Meeting. Accordingly, only IATR stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding and entitled to vote 13,451,070 shares of IATR Common Stock (constituting all of the voting stock of IATR), which shares were held by approximately 211 holders of record. Each holder of record of shares of IATR

Common Stock on the Record Date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Special Meeting.

PURPOSE OF THE MEETING

      The Special Meeting has been called to consider and vote upon proposals
(i) to approve the Share Issuance; (ii) to approve the Conversion Issuance;
(iii) to approve the Incentive Plan Amendment; (iv) to approve the Name Change Amendment; (v) to elect two (2) directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected; and (vi) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

RECOMMENDATIONS

      The Board believes that the Merger represents an attractive strategic fit between two companies with similar business strategies, as well as complementary operations and geographical presences. The Board believes that the combined company will have greater financial strength, operating efficiencies, earning power and growth potential than IATR would have on its own. See "THE MERGER -- Recommendations of the Board."

      THE BOARD HAS APPROVED THE SHARE ISSUANCE, THE CONVERSION ISSUANCE, THE INCENTIVE PLAN AMENDMENT, THE NAME CHANGE AMENDMENT AND THE ELECTION OF CERNA AND HOLTORF AS DIRECTORS AND RECOMMENDS THAT HOLDERS OF IATR COMMON STOCK VOTE IN FAVOR OF THE SHARE ISSUANCE, THE CONVERSION ISSUANCE, THE INCENTIVE PLAN AMENDMENT, THE NAME CHANGE AMENDMENT AND THE ELECTION OF CERNA AND HOLTORF AS DIRECTORS.

VOTE REQUIRED

      The approval of the Share Issuance, the Conversion Issuance and the Incentive Plan Amendment will require the affirmative vote of the holders of a majority of the shares of IATR Common Stock represented at the Special Meeting. The two nominees for directors receiving the highest number of votes will be elected as directors. The election of the directors is predicated upon the approval of the Share Issuance - if the Share Issuance is not approved, no new directors will be elected.

OPINION OF FINANCIAL ADVISOR

      The number of shares of IATR Common Stock to be issued to the Infolocity securities holders was determined by negotiation between IATR and Infolocity. Inasmuch as IATR did not obtain an opinion of a financial advisor regarding the fairness of the Merger to the IATR shareholders, nor did it engage any investment banker to undertake an analysis and make financial presentations to the Board regarding the valuation by IATR of Infolocity, IATR is not in a position to state that the consideration in the Merger is necessarily reflective or not reflective of the assets or business prospects of any of the parties to the Merger Agreement. The Board, however, believes that the value of the consideration in the Merger represents the results of extensive negotiations, and the Board has approved this transaction largely in recognition of IATR's uncertainty in its ability to pursue its business plan without additional resources in the internet industry.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

      If the Merger is consummated, Jeffrey Marcus, the son-in-law of Irwin Meyer, will receive a finder's fee of approximately $280,000 for first bringing Infolocity to the Board's attention.

EFFECTIVE TIME OF THE MERGER

      The Merger Agreement provides that the Merger will become effective (the "Effective Time") when the Merger Agreement and such other necessary documents are filed with the California Secretary of State and the certificate of merger is filed with the Delaware Secretary of State, as applicable. This filing will occur upon shareholder approval of the Share Issuance (the "Closing Date"), or at such other time after the Closing Date, as provided in the certificate of merger and the Merger Agreement.

BACKGROUND TO THE MERGER

      For a description of the events leading to the approval of the Merger Agreement by the Board, see "Background to the Merger."

MANAGEMENT AND OPERATIONS FOLLOWING THE MERGER

      The Board of Directors of IATR following the Merger will consist of the Board of Directors as before the Merger plus an additional two directors elected at the Special Meeting. The Board has nominated and recommends that stockholders vote for James J. Cerna, Jr. and Victor A. Holtorf.

CONDITIONS OF THE MERGER

      The obligations of IATR and Infolocity to consummate the Merger are subject to the satisfaction of a number of conditions, including, but not limited to:

o the approval of the holders of shares of each of IATR, Merger Sub and Infolocity (stockholders of Infolocity approved the Merger on November 11, 1999;

o the absence of governmental prohibitions or injunctions to completion of the merger;

o    obtaining required regulatory approvals and required third-party consents;
     and

o the receipt of legal opinions regarding certain tax consequences of the Merger.

      Certain of the conditions to the Merger may be waived by the party entitled to assert the condition.

TERMINATION

      The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time: (a) by mutual written consent of each of the parties to the Merger Agreement; (b) by IATR on behalf of IATR and Merger Sub by giving written notice to Infolocity if: (i) there has been a material violation or breach by Infolocity or any Principal Stockholder of any agreement, covenant, representation or warranty contained in any agreement made pursuant to the Merger Agreement (each, a "Transaction Contract"), which violation or breach has not been cured within 30 days after receipt of notice thereof; or (ii) the closing does not occur on or prior to December 31, 1999 or such later date as may be agreed to in writing by the parties; or (iii) the Closing Value of IATR's Common Stock is less than $1.75 per share (where "Closing Value" means the average per share closing sale price of the IATR Common Stock on the Nasdaq SmallCap Market for the ten consecutive trading days immediately prior to the business day prior to the closing date); or (c) by Infolocity on behalf of Infolocity and the Principal Stockholders by providing written notice to IATR if: (i) there has been a material violation or breach by IATR or Merger Sub of any agreement, covenant, representation or warranty contained in any Transaction Contract, which violation or breach has not been cured within ten days after receipt of notice thereof; or (ii) the Closing does not occur on or prior to December 31, 1999, or as of a later date agreed to in writing by the Parties.

APPRAISAL RIGHTS

      Delaware law does not provide any appraisal rights or the right to receive cash for shares to holders of IATR common stock who object to the Merger and who vote against or abstain from voting in favor of the Share Issuance, and IATR does not intend to make available such rights to its stockholders.

THE CONVERSION ISSUANCE

      The Company may issue and sell to certain purchasers ("Purchasers") an aggregate of up to $4,000,000 principal amount of the Company's 6% Subordinated Convertible Debentures Due 2001 (the "Debentures"), Series A Stock Purchase Warrants (the "Series A Warrants") to purchase up to 400,000 shares of Common Stock at an exercise price equal to 120% of Market Price (as defined herein) on the date the Series A Warrants are first issued and Series B Stock Purchase Warrants (the "Series B Warrants", collectively with the Series G Convertible Preferred Stock, the Series A Warrants and the Debentures, the "Securities") to purchase up to 300,000 shares of Common Stock at an exercise price equal to 130% of Market Price (as defined herein). Purchasers holding $1,050,000 aggregate amount of Debentures elected to convert their Debentures to Series G Convertible Preferred Stock. The Company may have to issue additional shares of IATR Common Stock upon the exercise of such Securities.

THE INCENTIVE PLAN AMENDMENT

      The Board of Directors has approved the Incentive Plan Amendment to increase the number of shares of Common Stock available for issuance under the 1998 Stock Option Plan from 3,000,000 shares to 5,000,000 shares. The complete text of the Incentive Plan Amendment is attached hereto as Exhibit B to this Proxy Statement. The Incentive Plan Amendment is being submitted to the stockholders for approval.

THE NAME CHANGE AMENDMENT

      The Board of the Company has approved, subject to stockholder approval, the Name Change Amendment. The complete text of the Amendment is set forth as Exhibit C to this Proxy Statement. The Board of Directors believes that it is in the best interest of the Company to effect the name change in order to more accurately reflect the Company's change in direction in terms of new areas of business.

CERTAIN LEGAL PROCEEDINGS

      In the normal course of business, the Company is subject to various claims and legal actions. The Company believes that it will not be materially adversely affected by the ultimate outcome of any of these matters, either individually or in the aggregate.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The Merger is intended to be a tax-free reorganization in which no gain or loss will be recognized by IATR or its stockholders. For a further discussion of the federal income tax consequences of the Merger, see "THE MERGER -- Certain Federal Income Tax Consequences."

ACCOUNTING TREATMENT

      Under applicable accounting standards, the Merger will be treated as a pooling of interests..

SURRENDER OF CERTIFICATES

      As soon as reasonably practicable after the Effective Time, IATR (or an agent thereof) will mail transmittal forms and exchange instructions to each holder of record of Infolocity Common Stock to be used to surrender and exchange certificates formerly evidencing shares of Infolocity Common Stock for certificates evidencing the shares of IATR Common Stock to which such holder has become entitled. After receipt of such transmittal forms, each holder of certificates formerly representing Infolocity Common Stock will be able to surrender such certificates, and each such holder will receive in exchange therefor (i) certificates evidencing the number of whole shares of IATR Common Stock to which such holder is entitled; and (ii) a check of IATR in an amount equal to the cash, representing fractional shares, if any, that such holder has a right to receive pursuant to the Merger Agreement.

      After the Effective Time, each certificate formerly representing Infolocity Common Stock, until so surrendered and exchanged, will be deemed, for all purposes, to evidence only the right to receive the number of whole shares of IATR Common Stock which the holder of such certificate is entitled to receive in the Merger.

SELECTED HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

      IATR is providing the following financial information to aid you in your analysis of the financial aspects of the Merger. The information is only a summary and you should read it in conjunction with the historical financial statements and related notes contained in the annual reports and other information that IATR has filed with the Securities and Exchange Commission. The Annual Report on Form 10-KSB of IATR is attached to this Proxy Statement as Exhibit D, and the Quarterly Report on Form 10Q-SB for the quarter ending September 30, 1999 is attached to this Proxy Statement as Exhibit E.

      The following unaudited pro forma financial data and explanatory notes give effect to the consummation of the Merger of Infolocity with IATR. The unaudited pro forma data should be read in conjunction with the historical consolidated financial statements of IATR and the historical financial statements of Infolocity, which are included in or attached to this Proxy Statement.

      The unaudited pro forma financial data has been prepared utilizing IATR's audited consolidated financial statements for the year ended June 30,1999 and the audited financial statements of Infolocity for the period ended June 30,1999.



                     AT OR FOR THE YEAR ENDED JUNE 30, 1999

                                            Pro Forma           IATR         Infolocity
                                            ---------       ----------       ----------
Operating revenues                         $ 2,065,658      $ 2,010,423      $  55,235
Income (loss) from continuing operations    (2,300,013)      (2,243,626)       (58,343)
Income (loss) from continuing operations
     per common share                      $     (0.11)(1)  $     (0.17)(2)  $   (0.03)(3)

Cash dividends declared per common share              0               0              0
Total assets                                  4,454,620       4,040,644        413,976
Long term obligations and
    redeemable preferred stock                   33,258          33,258              0

(1) Based on 20,706,070 total outstanding common shares, including 13,331,070 plus the 7,375,000 to be issued upon approval of the Share Issuance.

(2)  Based on 13,331,070 total outstanding shares of IATR Common Stock.

(3)  Based on 2,083,370 total outstanding shares of Infolocity Common Stock.


                                 THE COMPANIES

IAT RESOURCES CORPORATION
5757 Wilshire Boulevard, PH 1
Los Angeles, California 90036
Telephone: (323) 634-8634

      For approximately eight years, we operated under the name The Producers Entertainment Group Ltd. Historically, we acquired, developed, produced and distributed dramatic, comedy, documentary and instructional television series and movies and theatrical motion pictures. We distributed our projects in the United States and in international markets for exhibition on standard broadcast television (network and syndication), basic cable and pay cable and for video distribution. We also provided producer and executive producer services in exchange for fees and participations in future profits from these projects. Although we continue to engage in certain entertainment related production and distribution activities, during the past eight months we have reduced our network and cable television activities and have begun to redirect our core business toward the internet and technology industry.

      While operating as The Producers Entertainment Group, in July 1998, we acquired MWI Distribution, Inc., which does business under the name MediaWorks International. MediaWorks International continues to distribute television and video programming in the international market, concentrating on children's and family programming and animation. MediaWorks also co-produces animated and live action programming ventures and sells direct-to-video series and specials.

      As part of our expansion into the internet and online commerce industries, we have identified and made small investments in early and expansion stage companies which we believe have unique internet-based hardware and/or software applications and which show promise as catalysts in the internet and online commerce industries. In February 1999, we purchased 150,000 shares of common stock of flowersandgifts.com, a portal on the internet for the sale of flowers and other gifts, and 100,000 shares of common stock of Pacific Softworks, Inc., a licensor of internet-related software and related software development tools, which recently completed an initial public offering. We also have warrants to purchase up to an additional 100,000 shares of Pacific Softworks' common stock.

      We are currently developing programs to integrate and deliver internet services and online content in the education and entertainment segments. Currently, we are in discussions to provide internet access and portal development for a state university medical system and an educational content provider to U.S. public schools. We are also looking to acquire software and hardware companies that provide competitive advantages in the delivery of online services and content to enterprise systems within these markets.

      Our current strategy is to divide IATR's operation into two separate divisions. We will continue to operate our MediaWorks International subsidiary which will distribute family and children's television programming throughout the world, as well as represent the sale of movies in certain international territories. On closing the merger with Infolocity, Inc., which is subject to the conditions described above, we will conduct our internet and technology business through our wholly-owned subsidiary, Infolocity. Infolocity's primary business, Investorfacts, is a unique business to business internet service using Infolocity's proprietary search engine FIRST (Fast Internet Real Time Search Technology). FIRST searches 50,000 internet locations and 400 publications, 24 hours per day, 7 days per week, in 15 seconds and notifies Infolocity's clients through detailed analytical reports, of critical information received in accordance with the client's specific criteria. We will work to build new services and products and to create new technologies with commercial and business appeal using FIRST. We will also attempt to seek out other companies which further the use of the FIRST technology, create meaningful synergies, or are potential acquisition candidates.

INFOLOCITY, INC.
165 Mitchell Avenue, Suite 200
South San Francisco, California 94080
Telephone: (650) 873-0385

      Founded in August 1998 and incorporated in the State of California, Infolocity provides Internet-based business intelligence and information management for both private and publicly-traded companies through its Investor Facts division. Infolocity's proprietary Internet monitoring and search engine constantly scours the Internet for pertinent information for its clients. This information ranges from web news clippings to Internet message board, chat room and discussion group postings. Infolocity's clients are then informed of online perceptions, concerns, and issues, stock-manipulative or rumor-mongering postings, and presented with online competitive intelligence that creates strategic opportunity. InvestorFacts also provides a complete Internet monitoring and competitive intelligence service.

      Infolocity provides its clients with a unique, proactive service that is unmatched within the online community:

o Infolocity's technology provides real-time monitoring of Internet message boards, chat forums, news groups, and rumor sites.

o Infolocity's experienced team of financial analysts reviews the contents of each message to determine its relevance, rather than simply providing clients with a lengthy list containing all of the information posted to the Internet.

o Infolocity's clients are immediately alerted to potentially damaging rumors or inaccurate information discovered on the Internet.

o Infolocity's financial experts offer a prompt response to these Internet messages with accurate, relevant, publicly disseminated information, at the request of the client.

o Infolocity provides risk and rumor evaluation for each client through a proprietary system of financial analysis and both quantitative and qualitative modeling.

o Infolocity provides each client with periodic activity reports detailing the message and rumor activity on the Internet during that period, as well as a summary of actions.

o Infolocity provides competitive intelligence (CI) for their clients, monitoring the Internet for information about their competitors, markets, or other topics of interest.

o Infolocity's experts provide CI analysis to identify strategic opportunities for its clients.

o Infolocity offers Strategic Information Dissemination (SID) to implement strategic plans exploiting those opportunities.

                              THE SPECIAL MEETING

DATE, TIME, PLACE

      This Proxy Statement is being furnished to holders of IATR Common Stock in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting to be held on December 16, 1999, at the Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California 90210, commencing at 10:00 a.m., Pacific standard time, and at any adjournment or postponement thereof.

      This Proxy Statement and the accompanying forms of proxy are first being mailed to stockholders of IATR on or about November 16, 1999.

MATTERS TO BE CONSIDERED

      The Special Meeting has been called to consider and vote upon proposals
(i) to approve the Share Issuance; (ii) to approve the Conversion Issuance;
(iii) to approve the Incentive Plan Amendment; (iv) to approve the Name Change Amendment; (v) to elect two (2) directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected; and (vi) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

VOTE REQUIRED

      The approval of the Share Issuance, the Conversion Issuance and the Incentive Plan Amendment will require the affirmative vote of the holders of a majority of the shares of IATR Common Stock represented at the Special Meeting. The approval of the Name Change Amendment requires the affirmative vote of the holders of a majority of the shares of IATR Common Stock outstanding as of the Record Date. The approval of the Share Issuance, the Conversion Issuance and the consummation of the Merger are not predicated upon the approval of the Incentive Plan Amendment or the Name Change Amendment. The two nominees for directors receiving the highest number of votes will be elected as directors. The election of the directors is predicated upon the approval of the Share Issuance - if the Share Issuance is not approved, no new directors will be elected.

VOTING OF PROXIES

      This Proxy Statement is being furnished to IATR stockholders in connection with the solicitation of proxies by and on behalf of the Board for use at the Special Meeting, and is accompanied by a form of proxy.

      All shares of IATR Common Stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted for approval of the Share Issuance, the Conversion Issuance, the Incentive Plan Amendment, the Name Change Amendment and in favor of the election of Cerna and Holtorf as directors.

      If any other matters are properly presented at the Special Meeting for consideration, including, among other things, consideration of a motion to adjourn the Special Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the Merger), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Proxies voted against the Share Issuance, the Conversion Issuance or the Incentive Plan Amendment will not be voted in favor of adjournment for the purpose of the continued solicitation of proxies.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of IATR, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy originally filed, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of IATR before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to IATR at 5757 Wilshire Boulevard, PH 1, Los Angeles, CA 90036,
Attention: Secretary, or hand delivered to the Secretary of IATR at or before the taking of the vote at the Special Meeting.

RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM

      The Board of Directors has fixed November 8, 1999 as the Record Date for the determination of the IATR stockholders entitled to notice of and to vote at the Special Meeting. Accordingly, only IATR stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding and entitled to vote 13,451,070 shares of IATR Common Stock (constituting all of the voting stock of IATR), which shares were held by approximately 211 holders of record. Each holder of record of shares of IATR Common Stock on the Record Date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Special Meeting.

      The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of IATR Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Shares of IATR Common Stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Special Meeting. Shares that are present and entitled to vote which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists. The Share Issuance, the Conversion Issuance and the Incentive Plan Amendment must be approved by the holders of a majority of the shares of IATR Common Stock represented at the Special Meeting. The Name Change Amendment must be approved by the holders of a majority of shares of IATR Common Stock outstanding as of the Record Date. Abstentions will have the same effect as a vote against the Share Issuance, the Conversion Issuance, the Incentive Plan Amendment and the Name Change Amendment. The two persons receiving the highest number of votes will be elected as directors.

      As of the Record Date, directors and executive officers of IATR and their affiliates may be deemed to have or share beneficial ownership of approximately 15.2% of the outstanding shares of IATR Common Stock. Each of the directors and executive officers of IATR has advised IATR that he or she intends to vote or direct the vote of all shares of IATR Common Stock over which he or she has or shares voting control for approval of the Share Issuance, the Conversion Issuance, the Incentive Plan Amendment and the Name Change Amendment and for Cerna and Holtorf as directors. See "Security Ownership of Certain Beneficial Owners and Management."

SOLICITATION OF PROXIES

      All expenses of IATR's solicitation of proxies, including the cost of mailing this Proxy Statement to IATR stockholders, will be borne by IATR. In addition to solicitation by use of the mails, proxies may be solicited from IATR stockholders by directors, officers and employees of IATR in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. IATR has retained MacKenzie Partners, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Special Meeting at a cost of approximately up to $7,500 plus reimbursement of reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and IATR will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

BOARD RECOMMENDATIONS

            THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND
      RECOMMENDS A VOTE FOR APPROVAL OF THE SHARE ISSUANCE, THE
      CONVERSION ISSUANCE, THE INCENTIVE PLAN AMENDMENT, THE NAME

CHANGE AMENDMENT AND FOR THE ELECTION OF JAMES J. CERNA, JR. AND
      VICTOR A. HOLTORF AS DIRECTORS.

                                  PROPOSAL 1
                      APPROVAL OF THE ISSUANCE OF SHARES
                        OF COMMON STOCK PURSUANT TO THE
                               MERGER AGREEMENT

GENERAL

      The Common Stock of the Company is traded on the Nasdaq SmallCap Market. The Nasdaq Stock Market, Inc. Marketplace Rules requires the Company to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or is greater than 20% of the common stock or voting power of the company outstanding prior to issuance and where such issuance would result in a change of control of the company.

      Pursuant to the Merger Agreement, Merger Sub will merge with and into Infolocity, with Infolocity surviving as the Surviving Corporation and a wholly owned subsidiary of the Company (the "Merger"). At the Effective Time, each issued and outstanding share of Merger Sub Common Stock will be converted into and become one share of Infolocity Common Stock. Further, at the Effective Time, each issued and outstanding share of Infolocity Common Stock and Infolocity Series A Preferred Stock will be converted into the right to receive that number of shares of IATR Common Stock as is equal to the Merger Shares divided by the Outstanding Infolocity Shares. The Merger Shares will mean the approximately 7,375,000 shares of the Company Common Stock. The Outstanding Infolocity Shares means the total outstanding stock of Infolocity as of the Effective Date, which as of November 8, 1999, was 2,090,314 shares of Infolocity Common Stock plus 77,789 shares of Infolocity Preferred Stock, or a total of 2,168,103 shares.

      If the Closing Value of IATR Common Stock is less than $1.75 per share, unless the Company elects to terminate the Merger Agreement, then the Company shall pay an additional amount of IATR Common Stock to Infolocity stockholders determined by (a) subtracting the Closing Value of the IATR Common Stock from $1.93, (b) multiplying the difference by 7,375,000, and (c) dividing the result by the Closing Value of IATR Common Stock. For example, the closing sales price for IATR Common Stock as of November 2, 1999 was $1.71875 and if this amount were the Closing Value, the Company would have to issue approximately 906,455 additional shares of IATR Common Stock, or a total of approximately 8,281,455 shares. There is no assurance that the Closing Value will or will not exceed $1.75 per share.

      As of the Record Date, there were 13,451,070 shares of Common Stock outstanding. Pursuant to the Merger Agreement and pending stockholder approval, the Company will issue at least approximately 7,375,000 shares of Common Stock to holders of Infolocity Common Stock. The Company must obtain stockholder approval of the issuance of its Common Stock in the Merger because the amount of Common Stock to be issued pursuant to the Merger Agreement is greater than 20% of the Common Stock outstanding prior to the date of the Merger Agreement. In addition, the issuance of the Common Stock will result in a change of control of the Company, as defined under the rules of Nasdaq. Such a change of control requires stockholder approval.

      Based upon the outstanding shares of IATR and Infolocity as of the Record Date, the stockholders of Infolocity immediately prior to the consummation of the Merger would own approximately 35% of the outstanding IATR Common Stock immediately following consummation of the Merger (or up to approximately 44% if the additional shares are added for the Closing Value being less than $1.75). Such percentage could change depending upon whether shares of IATR Common Stock and Infolocity Common Stock, issuable upon exercise of outstanding IATR and Infolocity stock options or other rights, are issued, and whether and to what extent Infolocity stockholders exercise dissenters' rights and if any holders of Infolocity Preferred Stock select cash instead of stock.

REQUIRED VOTE

      The issuance of a number of shares of the Company's Common Stock equal to or in excess of 20% of the number of shares of the Company's Common Stock outstanding before the date of the Merger Agreement or which will result in a change of control of the Company requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. With respect to this proposal, abstentions will be counted toward the tabulation



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



of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of this proposal. The Board is of the opinion that the issuance of the Common Stock pursuant to the Merger Agreement is in the best interests of the Company and recommends a vote "FOR" the approval of this Proposal 1. All proxies will be voted to approve this Proposal 1 unless a contrary vote is indicated on the enclosed proxy card.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ISSUANCE OF COMMON STOCK PURSUANT TO THE MERGER AGREEMENT AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


BACKGROUND OF THE MERGER

      In May 1999, Jeffrey Marcus, the son-in-law of Irwin Meyer, introduced Mr. Meyer to Victor Holtorf, the President of Infolocity, and the three met in the Company's Los Angeles office to discuss possible synergies. Mr. Marcus was aware of IATR's need to acquire an internet-related business as part of IATR's overall business plan. Mr. Holtorf explained Infolocity's business of providing internet-based business intelligence and information management for both private and publicly-traded companies through its Investor Facts division. Mr. Holtorf mentioned that Infolocity informs its clients of online perceptions, concerns, and issues, protects them from stock-manipulative or rumor-mongering postings, and presents them with online competitive intelligence that creates strategic opportunity. Mr. Meyer was impressed with the concept and suggested a follow-up meeting at the offices of Infolocity.

      On June 22, Mr. Meyer and Barry Sandrew, Chief Technology Officer of IATR, visited Infolocity in San Francisco and met Jim Cerna, Chief Executive Officer of Infolocity, Carlos Gonzalez, Chief Technology Officer of Infolocity and the rest of the staff. The staff demonstrated the software used by Infolocity, discussed the potential of the business and then discussed their need for capital to grow the business consistently.

      On July 1, Mr. Meyer visited Infolocity at its San Francisco offices with Arthur Bernstein, Executive Vice President, Secretary and a director of IATR, Michael Iscove, a director of IATR and Howard Sterling, Senior Vice President of Sands Brothers, an investment banking firm located in New York. After completing some initial due diligence of Infolocity, including a review of its financial statements, the Board of Directors of IATR concluded that Infolocity was indeed a good fit for IATR's business plan and decided to pursue a bid to purchase Infolocity, subject to further due diligence, in an all stock transaction.

      On July 8 and 9, Mr. Cerna visited the offices of IATR and had thorough discussions with Mr. Meyer and Todd Sanders of Strategic Capital, a financial advisor to IATR. Different financing terms were discussed during the two days, with no absolute conclusion reached. Mr. Cerna also met with Barry Sandrew and Tom Daniels, a director of IATR.

      Over the course of the next couple of weeks, the staff of IATR conducted additional due diligence of Infolocity, and the officers continued to negotiate terms which the Board deemed appropriate and fair for the purchase of Infolocity.

      IATR engaged Digital Video Art, an independent technology consultant, to visit Infolocity in San Francisco and prepare a full technology report. Digital Video Art submitted a detailed technology report pursuant to which the Board concluded that the technology of Infolocity was sufficient to proceed with the transaction.

      On July 27, Mr. Meyer, Mr. Bernstein, Mr. Iscove and counsel for IATR, met with Mr. Cerna, Mr. Holtorf and counsel for Infolocity at the offices of IATR's counsel to discuss the terms fo the deal and finalize the letter of intent. After lengthy discussion and debate and considering the due diligence conducted over the last couple of weeks, the parties arrived at a purchase price of approximately $14 million. The parties agreed on an all stock transaction, or 7,250,000 shares of IATR Common Stock based on a value of IATR Common Stock of approximately $1.93 a share, which was within the approximate recent trading range for IATR Common Stock at that time. The officers of



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



Infolocity expressed a concern that the value of the IATR Common Stock may become lower by the time the transaction closed and therefore holders of Infolocity stock would be receiving less than the $14 million purchase price agreed to. After further discussion, the parties agreed to an adjustment to the number of shares of IATR Common Stock issued to Infolocity should the price of IATR Common Stock fall below $1.75 a share. Although much progress was made, no finalized deal was signed at this meeting.

      Mr. Meyer again visited Infolocity on August 3 and August 5 to continue negotiating terms of the deal. Over the next two weeks, Mr. Cerna met with Mr. Meyer, Mr. Daniels and representatives of Astor Capital, Inc., an advisor to the Company. Mr. Meyer and Mr. Daniels also met with several of the sales staff of Infolocity to continue to familiarize themselves with the internal operations of Infolocity.

      During the next several weeks, negotiations continued over the specific terms of the deal. On September 16, 1999, the Board approved the version of the Merger Agreement submitted which represented all of the terms that had been negotiated between the parties over the course of the meetings and due diligence. The Board approved such terms and recommended the stockholders of IATR vote for approval of the Share Issuance in order to facilitate the Merger. On September 22, 1999, the Merger Agreement was executed.

      On November 1, 1999, the parties executed the amended and restated merger agreement, providing for an increase in merger consideration from 7,250,000 shares to 7,375,000 of IATR common stock. The parties negotiated this increase in consideration upon further analysis of the capital structure of the Company.

BOARD'S REASONS FOR THE MERGER

      On September 16, 1999 the Board unanimously approved the Merger and recommended that shareholders vote to approve the Share Issuance. See "THE MERGER - Background of the Merger." In making its determination and recommendation, the members of the Board considered various factors, including, but not limited to, the following, all of which they believe support such approval and adoption:

      (i) The Board considered Infolocity's business, its current financial condition and results of operations, its future prospects and the current and anticipated developments in the Company's business plan;

      (ii) The Company's business strategy includes developing an internet and technology business. On closing the merger with Infolocity, the Company plans to conduct the internet and technology business through its wholly-owned subsidiary, Infolocity. Infolocity's primary business, Investorfacts, is a unique business to business internet service using Infolocity's proprietary search engine FIRST (Fast Internet Real Time Search Technology). Infolocity has patents pending for its technology as well as its business use. The Company will work to build new services and products and to create new technologies with commercial and business appeal using FIRST and will also attempt to seek out other companies which further the use of the FIRST technology, create meaningful synergies, or are potential acquisition candidates;

      (iii) The Board considered the complementary nature of Infolocity's operations and management culture with that of the Company. Specifically, the Board considered that Infolocity's strong emphasis on employee relations and customer satisfaction would complement the Company's pursuit of the same goals; the Board also discussed the likelihood that Infolocity's dynamic management culture would integrate well with a similar culture at the Company;

      (iv) The Board considered the terms of the Merger Agreement and its legal and tax implications and considered them to be fair and standard for transactions of this nature;

      (v) The Board considered the fact that the Merger Consideration is all IATR Common Stock, and the amount will be adjusted under certain conditions and represents a fair consideration for the business to be acquired;

      (vi) The Board also considered certain factors which may be characterized as countervailing considerations, including the possibility that combining the businesses of the Company and Infolocity may prove more difficult than expected in terms of integrating different operational systems and strategy and the risk that the management of the Company may not be as successful as Infolocity's management at servicing its targeted consumer base.

      In view of the wide variety of factors considered, the Board did not find it practicable to, and did not, quantify, or otherwise attempt to assign relative weights to, the specific factors considered or determine that any factor was of particular importance in reaching its determination that the potential benefits of the Merger and the Share Issuance outweighed the potential risks and is fair to, and in the best interests of, the Stockholders. Individual directors may have given differing weights to the different factors.

      THE COMPANY BOARD HAS APPROVED THE SHARE ISSUANCE AND HAS DETERMINED THAT IT IS FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY'S PUBLIC STOCKHOLDERS.

OPINION OF FINANCIAL ADVISOR

      The number of shares of IATR Common Stock to be issued to the Infolocity securities holders was determined by negotiation between IATR and Infolocity. Inasmuch as IATR did not obtain an opinion of a financial advisor regarding the fairness of the Merger to the IATR stockholders, nor did it engage any investment banker to undertake an analysis and make financial presentations to the Board regarding the valuation by IATR of Infolocity, IATR is not in a position to state that the consideration in the Merger is necessarily reflective or not reflective of the assets or business prospects of any of the parties to the Merger Agreement. The Board, however, believes that the value of the consideration in the Merger represents the results of extensive negotiations, and the Board has approved this transaction largely in recognition of IATR's uncertainty in its ability to pursue its business plan without additional resources in the internet industry.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

      If the Merger is consummated, Jeffrey Marcus, the son-in-law of Irwin Meyer, will receive a finder's fee of approximately $280,000 for first bringing Infolocity to the Board's attention.

STRUCTURE OF THE MERGER

      Subject to the terms and conditions of the Merger Agreement and subject to the terms of the General Corporation Law of the State of California ("CGCL") and the General Corporation Law of the State of Delaware ("DGCL"), at the Effective Time of the Merger, Merger Sub will merge with and into Infolocity, and Infolocity will continue its corporate existence following the Merger as a wholly owned subsidiary of IATR. At the Effective Time, the separate corporate existence of Merger Sub will terminate.

MERGER CONSIDERATION

      Upon consummation of the Merger, each issued and outstanding share of Infolocity Common Stock and each issued and outstanding share of Infolocity Preferred Stock shall be converted into the right to receive that number of validly issued, fully paid and non-assessable shares of IATR Common Stock as is equal to 7,375,000 shares divided by the total number of outstanding Infolocity Common Stock and Infolocity Preferred Stock. No fractional shares of IATR Common Stock will be issued in the Merger, but in lieu thereof, any holder of Infolocity Common Stock or Infolocity Preferred Stock who would otherwise be issued a fractional share of IATR Common Stock after aggregating all of the shares of the IATR Common Stock otherwise issuable to such holder of Infolocity Common Stock or Infolocity Preferred Stock in the Merger, shall be paid cash equal to the value of such fractional share, based on a per share value of the IATR Common Stock of $2.05. If the "Closing Value" of IATR Common Stock is less than $1.75 per share, unless the Company elects to terminate the Merger Agreement, then the Company shall pay an additional amount of IATR Common Stock to Infolocity stockholders determined by (a) subtracting the Closing Value of the IATR Common Stock from $1.93, (b) multiplying the difference by 7,375,000, and (c) dividing the result by the Closing Value of IATR Common Stock. The Merger consideration was determined through arm's-length negotiations between IATR and Infolocity.

REGULATORY APPROVAL REQUIRED

      IATR is not aware of any material governmental or regulatory approval required for completion of the Merger, other than compliance with the applicable corporate law of Delaware and California.

EFFECTIVE TIME OF THE MERGER

      The Merger Agreement provides that the Merger will become effective (the "Effective Time") when the Merger Agreement and such other necessary documents are filed with the California Secretary of State and the certificate of merger is filed with the Delaware Secretary of State, as applicable. This filing will occur upon shareholder approval of the Share Issuance (the "Closing Date"), or at such other time after the Closing Date, as provided in the certificate of merger and the Merger Agreement.

MANAGEMENT AND OPERATIONS FOLLOWING THE MERGER

      The Merger Agreement provides that from the Effective Time and up to but not including the second anniversary thereof, the Company shall nominate Cerna and Holtorf for election as directors at each meeting or other action of stockholders at which directors are elected and shall use its best efforts to cause the election of Cerna and Holtorf, including soliciting proxies in favor of the election of each of them. During the same period, Cerna and Holtorf each shall vote his shares of IATR Common Stock to elect the nominees of the Company as directors.

      On the Closing Date and following each annual meeting of the stockholders of IATR during the period from the Effective Time up to but not including the second anniversary thereof, the Board of Directors of IATR will appoint an Executive Committee (the "Executive Committee"), which will report to the Board of Directors of IATR. The responsibilities of the Executive Committee will include directing and administering the day to day operations of both IATR and the Surviving Corporation, reviewing and making recommendations to IATR's Board of Directors on all potential acquisitions and investments and public and private financings, and such other responsibilities as the Board of Directors may delegate consistent with the DGCL. From the Effective Time and up to but not including the second anniversary thereof, the Executive Committee will consist of Cerna, Holtorf and two designees of IATR, one of whom will be Irwin Meyer.

      Notwithstanding anything to the contrary contained in the Merger Agreement, each Principal Stockholder agreed that he will resign from all positions held as a member (or member of any committee) of the Board of Directors of IATR or any of its subsidiaries if and when his employment with IATR under his respective employment agreement is terminated by IATR for cause or disability in accordance with the applicable employment agreement or is voluntarily terminated by such Principal Stockholder other than for Good Reason as defined in the employment agreement.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

      The following general discussion summarizes certain material federal income tax consequences of the Merger to IATR stockholders. It does not address any federal income tax consequences of the Merger to Infolocity stockholders. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the related treasury regulations, existing administrative interpretations and court decisions, all of which are subject to change, possibly for retroactive effect.

      We understand that the Merger will have the federal income tax consequences discussed below, but our understanding of the material federal income tax consequences of the Merger to IATR and its stockholders is based upon the advice of our tax advisor. We cannot assure you that the Internal Revenue Service or a court will not adopt contrary positions if the issues are litigated.


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


      We understand that current stockholders of IATR will not recognize gain or loss for federal income tax purposes as a result of the Merger. We also understand that IATR should not recognize gain or loss for federal income tax purposes as a result of the Merger.

      THE FOREGOING DISCUSSION MAY NOT BE APPLICABLE TO CERTAIN TYPES OF STOCKHOLDERS, SUCH AS FINANCIAL INSTITUTIONS, BROKER-DEALERS, PERSONS WHO RECEIVED PAYMENT IN RESPECT OF OPTIONS TO ACQUIRE COMMON STOCK, STOCKHOLDERS WHO ACQUIRED COMMON STOCK PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION, PERSONS OWNING COMMON STOCK AS PART OF A "STRADDLE," "HEDGE" OR "CONVERSION TRANSACTION," INDIVIDUALS WHO ARE NOT CITIZENS OR RESIDENTS OF THE UNITED STATES AND FOREIGN CORPORATIONS.

      THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, AND STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS AND CHANGES IN SUCH TAX LAWS.

ACCOUNTING TREATMENT OF THE MERGER

      Under applicable accounting standards, the Merger will be treated as a pooling of interests.

APPRAISAL RIGHTS

      Delaware law does not require that holders of IATR Common Stock who object to the Merger and who vote against or abstain from voting in favor of the Share Issuance be afforded any appraisal rights or the right to receive cash for their shares of IATR Common Stock, and IATR does not intend to make available such rights to its stockholders.

CERTAIN LEGAL PROCEEDINGS

      In the normal course of business, the Company is subject to various claims and legal actions. The Company believes that it will not be materially adversely affected by the ultimate outcome of any of these matters, either individually or in the aggregate.


                             THE MERGER AGREEMENT

      The following is a summary of certain provisions of the Merger Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the Merger Agreement. Stockholders of IATR are urged to read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the Merger.

GENERAL

      The Merger Agreement provides that the Merger will become effective at the Effective Time, when the certificate of merger, the articles of merger and such other necessary documents are filed with the Delaware Secretary of State and the California Secretary of State, as applicable. This filing will occur at the Closing Date, or at such other time after the Closing Date, as provided in the certificate of merger and the articles of merger.

      Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time and in accordance with


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


the DGCL and CGCL, Merger Sub will be merged with and into Infolocity in accordance with the terms and conditions of the Merger Agreement, and the separate existence of Merger Sub will cease. Infolocity will be the surviving corporation in the Merger.

CONVERSION OF SHARES

      At the Effective Time, each issued and outstanding share of common stock of Merger Sub will be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation. Upon consummation of the Merger, pursuant to the Merger Agreement, each issued and outstanding share of Infolocity Common Stock and each issued and outstanding share of Infolocity Preferred Stock (collectively, the Infolocity Stock) will be converted into the right to receive that number of validly issued, fully paid and non-assessable shares of IATR Common Stock (including fractional shares) as is equal to 7,375,000 shares of IATR Common Stock (the "Merger Shares") divided by the number of Outstanding Infolocity Shares (the "Merger Consideration"). As a result of the Merger, and as of the Effective Time, all shares of Infolocity Stock will no longer be outstanding and will automatically be canceled and retired; in addition, each holder of shares of Infolocity Stock will thereafter cease to have any rights with respect to such shares, except the right to receive, without interest, the Merger Consideration upon the surrender of a certificate that, immediately prior to the Effective Time, represented an outstanding share or shares of Infolocity Stock. Each share of Infolocity Stock issued and held in Infolocity's treasury immediately prior to the Effective Time, and each share of Infolocity Stock owned by IATR or Merger Sub immediately prior to the Effective Time, will, by virtue of the Merger, cease to be outstanding and will be canceled and retired and will cease to exist without payment of any consideration therefore.

ADJUSTMENT TO MERGER SHARES

      If the Closing Value of IATR Common Stock is less than $1.75 per share, IATR may, by giving written notice to Infolocity, terminate the Merger Agreement. In the event that the Closing Value of IATR Common Stock is less than $1.75 per share and IATR does not elect to terminate the Merger Agreement, then IATR shall pay an additional amount of IATR Common Stock to Infolocity stockholders determined by (a) subtracting the Closing Value of the IATR Common Stock from $1.93, (b) multiplying the difference by 7,375,000, and (c) dividing the result by the Closing Value of IATR Common Stock. The number of Shares computed will be added to the Merger Shares.

      If IATR purchases for cash any shares of the Infolocity Preferred Stock as provided for under the Merger Agreement, that number of shares of IATR Common Stock (rounded up to the nearest whole share) which equals the amount determined by dividing the total cash amount paid by IATR in purchasing such shares of Infolocity Series A Preferred Stock by $1.93 will be subtracted from the Merger Shares.

      As soon as reasonably practicable after the Effective Time, IATR (or an agent thereof) will mail transmittal forms and exchange instructions to each holder of record of Infolocity Stock to be used to surrender and exchange certificates formerly evidencing shares of Infolocity Stock for certificates evidencing the shares of IATR Common Stock to which such holder has become entitled. After receipt of such transmittal forms, each holder of certificates formerly representing Infolocity Stock will be able to surrender such certificates to the exchange agent, and each such holder will receive in exchange therefor (i) certificates evidencing the number of whole shares of IATR Common Stock to which such holder is entitled; and (ii) a check from IATR in an amount equal to the cash, if any, that such holder has a right to receive pursuant to the Merger Agreement.

      After the Effective Time, each certificate formerly representing Infolocity Stock until so surrendered and exchanged, will be deemed, for all purposes, to evidence only the right to receive the number of whole shares of IATR Common Stock which the holder of such certificate is entitled to receive in the Merger.

REPRESENTATIONS AND WARRANTIES

      The Merger Agreement contains various customary representations and warranties by Infolocity, the Principal Stockholders, IATR and Merger Sub relating to, among other things: (a) due organization, valid existence and good standing of each of IATR, Infolocity and each of IATR's subsidiaries and certain similar corporate matters; (b) the capital structure of each of IATR and Infolocity; (c) the authorization, execution, delivery and enforceability of the

Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement and related matters; (d) conflicts under articles of incorporation or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements filed by IATR with the Securities and Exchange Commission (the "SEC") and the accuracy of information contained therein; (f) undisclosed liabilities; (g) the absence of certain material adverse events or changes; (h) taxes and tax returns; (i) properties; (j) software; (k) agreements, contracts and commitments; (l) litigation; (m) permits; (n) employee benefit plans; (o) compliance with laws;
(p) accounting and tax matters relating to the Merger; (q) the accuracy of information supplied by IATR, the Merger Sub and Infolocity in connection with the filing of this Proxy Statement and/or in the execution of the Merger Agreement; (r) labor matters; (s) insurance; (t) opinions of financial advisors for Infolocity and its subsidiaries; (u) the existence of subsidiaries of Infolocity; (v) brokers retained by either Infolocity, IATR or Merger Subsidiary in connection with execution of the Merger Agreement; (w) other relationships;
(y) conflicts of interest; (z) the IATR Board of Directors; (aa) the validity of the Merger Shares; and (bb) IATR's compliance with listing requirements for the Nasdaq SmallCap Market and related matters.

      The Merger Agreement also contains certain additional representations and warranties of the Principal Stockholders, made severally but not jointly, relating to, among other things: (a) the authority of each Principal Stockholder to execute and deliver Transaction Contracts; (b) the enforceability and legally binding effect of the Merger Agreement and each Transaction Contract; (c) conflicts or defaults under the terms of contracts to which Principal Stockholders are parties or are otherwise bound, violations of any instruments or law and the imposition of liens on assets of Principal Stockholders; (d) ownership rights of Principal Stockholders to Infolocity shares; (e) brokers;
(f) required consents or approvals; (g) receipt of Merger Shares for investment purposes only; (h) disclosure of information; (i) investment experience; and (j) the status of the Merger Shares as "restricted securities".

CERTAIN COVENANTS

      COVENANTS OF INFOLOCITY AND THE PRINCIPAL STOCKHOLDERS. Prior to the Closing, except as contemplated by the Merger Agreement or with the prior written consent of IATR, Infolocity has agreed, and the Principal Stockholders have agreed to cause Infolocity:

      (a) to conduct its operations according to its ordinary and usual course of business;

      (b) not to transfer any assets, other than asset transfers according to its ordinary and usual course of business;

      (c) not to propose, adopt or authorize any amendment to the charter documents of Infolocity except as provided for in the Merger Agreement;

      (d) to promptly notify IATR of any material change in Infolocity's business, properties, assets or liabilities or in the operation of its properties and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or the breach in any material respect of any representation or warranty of Infolocity;

      (e) not to adopt, or amend to increase compensation or benefits payable under, any benefit plan, contract or arrangement for the benefit of employees;

      (f) except pursuant to the exercise of stock equivalents of Infolocity existing on the date of, and disclosed in, the Merger Agreement, not to (i) authorize, issue, sell, pledge, encumber or agree to authorize, issue, sell, pledge or encumber any equity securities of Infolocity, (ii) effect any stock split, combination, recapitalization or otherwise change its capitalization as it existed on the date of the Merger Agreement, (iii) grant, confer or award any stock equivalents, or alter any terms of or accelerate the vesting or exercise date of any outstanding stock equivalents, (iv) redeem or otherwise acquire any of its outstanding equity securities or make any commitment to take such action, or (v) declare, set aside or pay any dividend or distribution payable in cash, equity securities or other property with respect to Infolocity's equity securities;

      (g)   not to enter into any material contract;

      (h) not to amend, modify or terminate, or grant any waiver of any right under, any material contract, and not to make any payment under any material contract which is not required to be made strictly in accordance with the terms of the material contract;

      (i) to comply with all of its obligations and duties under any material contract and not to create or permit to exist any default or event of default on behalf of Infolocity under any material contract, or any event or circumstance which, with lapse of time or notice, or both, would constitute a default under a material contract;

      (j)   not to commence or settle any litigation or other legal action;

      (k) to use its best efforts to preserve intact its business organization and goodwill, keep available the services of its officers and employees and maintain satisfactory relationships with those persons having business relationships with Infolocity;

      (l) to duly comply in all material aspects with all applicable laws;

      (m) not to (i) acquire any assets, other than in the ordinary course of business consistent with past practice, (ii) dispose of or encumber any assets other than in the ordinary course of business consistent with past practice or relinquish, forfeit or waive any right under any contract, permit or other instrument that is material to its business or operations as presently conducted or proposed to be conducted, (iii) incur any indebtedness for borrowed money, or assume, guarantee or otherwise as an accommodation become responsible for, the obligations of any other person, (iv) acquire any equity securities of any person, or (v) enter into any other transaction other than in the ordinary course of business consistent with past practice;

      (n) to maintain all properties necessary for the conduct of the business of Infolocity, whether owned or leased, in substantially the same condition as they now are;

      (o) to maintain its books, records and accounts in the usual, regular and ordinary manner, on a basis consistent with prior periods;

      (p) not to enter into any contract of any kind or nature with any affiliate, or make any payment or other asset transfer to or for the benefit of any affiliate (other than employment compensation in the ordinary course of business consistent with past practice);

      (q) not to enter into any transaction or perform any act which would make any of the representations, warranties or agreements of Infolocity and the Principal Stockholders contained in the Merger Agreement false or misleading in any material respect if made again immediately after such transaction or act; and

      (r) not to take any affirmative action (including, without limitation, entering into any contract) or fail to take any action within its control that is likely to cause any of the above changes to occur.

      COVENANTS OF IATR. Prior to the Closing, except as contemplated by the Merger Agreement or with the prior written consent of Infolocity, IATR has agreed, and has agreed to cause each of its subsidiaries:

      (a) to conduct its operations according to its ordinary and usual course of business;

      (b) not to transfer any assets, other than asset transfer according to its ordinary and usual course of business;

      (c) to promptly notify Infolocity of any material change in the business, properties, assets or liabilities of IATR and its subsidiaries or in the operation of its properties and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or the breach in any material respect of any representation or warranty of IATR contained in the Merger Agreement;

      (d) not to adopt, or amend to increase compensation or benefits payable under, any benefit plan, contract or arrangement for the benefit of existing employees;

      (e) except pursuant to the exercise or conversion of stock equivalents of Infolocity existing on the date of the Merger Agreement and disclosed in the Merger Agreement or by issuances of IATR capital stock at a price per share not less than eighty percent of the closing price per share of IATR Common Stock on the Nasdaq SmallCap Market on the trading day prior to the issuance, which issuances will be approved by IATR's Board of Directors and the proceeds of such issuances will be used for working capital and other valid business purposes of IATR and its Subsidiaries as determined in good faith by IATR's Board of Directors, no to (i) authorize, issue, sell, pledge, encumber or agree to authorize, issue, sell, pledge or encumber any equity securities of Infolocity,
(ii) effect any stock split, combination, recapitalization of its capital stock as it existed on the date of the Merger Agreement, (iii) redeem or otherwise acquire for cash any of its outstanding equity securities or make any commitment to take such action, or (iv) declare, set aside or pay any dividend or distribution payable in cash, equity securities or other property with respect to IATR's equity securities, other than regularly scheduled dividend payments on IATR's preferred stock;

      (f) to comply with all of its obligations and duties under any contract and not to create or permit to exist any default or event of default on behalf of IATR or any of its subsidiaries under any contract, or any event or circumstance which, with lapse of time or notice, or both, would constitute a default under a contract, in each case which would have a material adverse effect on the business condition of IATR and its subsidiaries taken as a whole;

      (g) to use its best efforts to preserve intact its business organization and goodwill, keep available (except for terminations for cause) the services of its officers and employees and maintain satisfactory relationships with those persons having business relationships with IATR or any of its subsidiaries;

      (h) to duly comply in all material aspects with all applicable laws;

      (i) to maintain all properties necessary for the conduct of the business of IATR and its subsidiaries, whether owned or leased, in substantially the same condition as they were at the date of the Merger Agreement;

      (j) to maintain its books, records and accounts in the usual, regular and ordinary manner, on a basis consistent with prior periods;

      (k) not to make any payment or other asset transfer to or for the benefit of any affiliate (other than employment compensation in the ordinary course of its business consistent with past practice);

      (l) not to enter into any transaction or perform any act which would make any of the representations, warranties or agreements of IATR contained in the Merger Agreement false or misleading in any material respect if made again immediately after such transaction or act; and

      (m) not to take any affirmative action (including, without limitation, entering into any contract) or fail to take any action within its control that is likely to cause any of the changes or events listed above to occur.

CERTAIN ADDITIONAL COVENANTS

      In addition to the covenants described above, IATR and Infolocity agreed to the following:

      (a) INSPECTION OF RECORDS. Between the date of the Merger Agreement and the Closing, Infolocity will allow the duly authorized officers, attorneys, accountants and other representatives of IATR access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information in each case relating to the business and affairs of Infolocity.

      (b) ACQUISITION PROPOSALS. From the date of the Merger Agreement through the Effective Time, Infolocity agreed and each of the Principal Stockholders agreed that each of them will, and they will direct and use their respective best efforts to cause the officers, directors, employers, agents and representatives of Infolocity not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer to the stockholders of Infolocity) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, Infolocity. Each party also agreed to immediately cease and cause to be terminated any existing activities, discussions or negotiations with respect to any of the foregoing.

      (c) STOCKHOLDER MEETINGS. As promptly as practicable after the date of the Merger Agreement, the Principal Stockholders will use their respective best efforts to obtain the written approval of each other holder of Infolocity Stock to the Merger Agreement. As promptly as practicable after the date of the Merger Agreement, IATR agreed to prepare and file with the SEC this Proxy Statement.

      (d) INFOLOCITY EMPLOYMENT OFFERS. As promptly as practicable following the date of the Merger Agreement, Cerna and Holtorf will submit to IATR a written schedule of proposed salaries, benefits and new stock option terms for each of Infolocity's current employees. Upon the approval of such schedule by IATR, Infolocity will extend new employment offers to all of its current employees on an "at will" basis at the respective salaries, benefits and new stock option terms for such employees set forth in the schedule as approved by IATR.

      (e) RULE 145 AFFILIATES. Prior to the Effective Time, Infolocity will deliver to IATR a letter identifying all persons who were, in Infolocity's reasonable judgment, at the record date for its stockholders meeting (or the record date for receipt of a written consent) to approve the Merger Agreement and the Merger, "affiliates" of Infolocity for purposes of Rule 145 under the Securities Act ("Rule 145 Affiliates"). Each of such Rule 145 Affiliates will deliver to IATR on or prior to the Effective Time a written agreement which provides that such person will not offer to sell, sell or otherwise dispose of any IATR Common Stock received in the Merger except pursuant to an effective registration statement or in compliance with Rule 145.

      (f) REORGANIZATION. From and after the date of the Merger Agreement and until the Effective Time, none of IATR, Infolocity, Merger Sub, the Principal Stockholders or any of their respective subsidiaries or other affiliates will knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the Merger as a reorganization with the meaning of
Section 368(a) of the Code. Following the Effective Time, IATR will use its best efforts to conduct its business in a manner that would not jeopardize the characterization of the Merger as a reorganization within the meaning of Section 368(a) of the Code. Each of IATR and Infolocity will reflect the Merger on their respective federal income tax returns as a Section 368(a)(2)(E) reorganization.

      (g) NO TRANSFER OF EQUITY SECURITIES. Each Principal Stockholder agreed that, prior to the consummation of the Merger, such Principal Stockholder will not transfer in any way any of the equity securities of Infolocity held by such Principal Stockholder or any interest therein.

      (h) MERGER TAX MATTERS. The Parties agreed that none of IATR, Merger Sub nor any of their respective affiliates, nor their officers, directors, agents, or representatives had made any representation or warranty with respect to the tax consequences of the Merger for the stockholders of Infolocity.

      (i) INVESTOR LETTER. Infolocity will use its best efforts to obtain from each of its stockholders an investor letter in a form acceptable to IATR and its counsel containing representations and warranties of such stockholders substantially similar to those of the Principal Stockholders in the Merger Agreement.

      (j) PURCHASE OF INFOLOCITY SERIES A PREFERRED STOCK. The Principal Stockholders shall deliver to IATR a list of the holders of Infolocity Series A Preferred Stock who desire to receive cash from IATR for their shares of such stock. IATR will offer to purchase the shares of Infolocity Series A Preferred Stock from the holders identified in such list for cash equal to $3.60 per share. The closing of IATR's purchase of such shares will occur immediately prior to the Effective Time of the Merger and will be subject to the consummation of the Merger and the execution by the selling stockholders of documentation containing representations and warranties and other provisions reasonably acceptable to IATR. IATR has determined that the maximum aggregate amount payable to all holders of Series A Preferred Stock is $280,000.

      (k) PUBLIC ANNOUNCEMENTS. No public announcements or other disclosures of the Merger Agreement or the transactions contemplated thereby will be made by any party without the prior written consent of the other parties until the Closing Date, except as appropriate under applicable securities laws or in connection with obtaining financing contemplated by the Merger Agreement.

      (l) FILINGS; OTHER ACTIONS. Subject to the terms and conditions provided in the Merger Agreement, IATR, Infolocity, the Principal Stockholders and Merger Sub will: (i) use their respective best efforts to cooperate with one another in
(x) determining which filings are required to be made, and which consents, approvals, permits or authorizations are required to be obtained, prior to the Effective Time in connection with the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby and (y) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; and (ii) use their respective best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by the Merger Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of the Merger Agreement, the proper officers and directors of IATR and the Principal Stockholders will take all such necessary action.

      (m) TERMINATION OF LIENS. The Principal Stockholders will cause all liens for the benefit of Cerna encumbering any shares of Infolocity Common Stock to be terminated prior to the Closing Date.

      CERTAIN ADDITIONAL AGREEMENTS. Under the terms of the Merger Agreement, the Parties agreed that any and all information that had been disclosed by one Party to the other during the discussions and negotiations leading up to the execution of the Merger Agreement would constitute confidential information and trade secrets of the disclosing Party, and each Party agreed that they would not at any time prior to the Closing or at any time thereafter, use or disclose such confidential information or trade secrets other than in accordance with the terms and provisions of the Merger Agreement, and subject to certain enumerated exceptions. The Parties also agreed that subsequent to the Effective Time, but in no event later than 30 days after the Effective Time, IATR would prepare and file a Registration Statement on Form S-3 with the SEC and would include in such Registration Statement all of the Merger Shares issued pursuant to the Merger. IATR would pay all registration expenses incurred in connection with the preparation and filing of the Registration Statement, and would use its best efforts to register or qualify the shares of Merger Shares covered by the Registration Statement under such securities or blue sky laws in such jurisdictions as the Principal Stockholders might reasonably request. IATR also agreed that at all times until the third anniversary of the Closing Date it would use its best efforts to continue to meet the conditions required in order to utilize the Registration Statement and to maintain its listing on the Nasdaq SmallCap Market or, alternatively, list on another national securities exchange. From the Effective Time up to but not including the second anniversary thereof, Cerna and Holtorf each (severally and not jointly) will vote his shares of capital stock of IATR to elect the nominees of IATR as directors of IATR at each meeting or other action of stockholders at which directors are elected.

MANAGEMENT OF IATR FOLLOWING THE MERGER

      At the Effective Time, the Board of Directors of IATR will consist of seven members. As part of the Proxy Statement, IATR will nominate Cerna and Holtorf to IATR's Stockholders for election as directors at IATR's Stockholders Meeting, subject to the consummation of the Merger and effective as of the Effective Time. From the Effective Time up to but not including the second anniversary thereof, IATR will nominate Cerna and Holtorf for election as directors at each meeting or other action of stockholders at which directors are elected and will use its best efforts to cause the election of Cerna and Holtorf, including soliciting proxies in favor of the election of each of them. From the Effective Time up to but not including the second anniversary thereof, Cerna and Holtorf each (severally and not jointly) will vote his shares of capital stock of IATR to elect the nominees of IATR as directors of IATR at each meeting or other action of stockholders at which directors are elected.

DIRECTOR AND OFFICER INDEMNIFICATION

      INDEMNIFICATION. IATR agreed to indemnify the stockholders of Infolocity and each of their respective officers, directors, employees, agents and Affiliates, and each of their successors and assigns from and against any and all damages incurred in connection with, arising out of, resulting from or incident to: (a) any breach of, or any inaccuracy in any of, the representations or warranties of IATR or Merger Sub contained in the Merger Agreement, or any default in any agreements made by IATR or Merger Sub in the Merger Agreement or writing delivered in connection therewith; or (b) any action, compromise, settlement, assessment or judgment arising out of or incidental to any of the matters indemnified against in the Merger Agreement.

      The Principal Stockholders agreed to, jointly and severally, indemnify, save and hold harmless IATR, Merger Sub, and each of their respective officers, directors, employees, agents and affiliates, and each of their successors and assigns from and against any and all damages incurred in connection with, arising out of, resulting from or incident to: (a) any breach of, or any inaccuracy in any of, the representations or warranties of Infolocity and the Principal Stockholders contained in the Merger Agreement, or any default in any agreements made by Infolocity in the Merger Agreement or writing delivered in connection therewith; (b) any failure by Infolocity prior to the Effective Time to obtain or maintain in effect any permit relating to Infolocity and/or its business, assets or operations; or (c) any action, compromise, settlement, assessment or judgment arising out of or incidental to any of the matters indemnified in the Merger Agreement.

      INSURANCE. Following the Closing, each Principal Stockholder will be named as an insured in the directors and officers liability insurance policies maintained by IATR, in such a manner as to provide the Principal Stockholder the same rights and benefits as are accorded to the most favorably insured of IATR's directors. Cerna and Holtorf also agreed that Infolocity and/or the Surviving Corporation could purchase key man insurance on them in such amounts as the Board of Directors of Infolocity and IATR deemed appropriate.

CONDITIONS TO CLOSING

      The Merger Agreement provides that obligations of IATR and Merger Sub to consummate the Merger and to take the other actions required to be taken by IATR and Merger Sub at Closing pursuant to the Transaction Contracts are subject to the following conditions (any of which may be waived by IATR in writing, in whole or in part):

      (a) the representations and warranties of each of Infolocity and the Principal Stockholders set forth in the Merger Agreement will be true and correct; (b) each of Infolocity and the Principal Stockholders will have performed in all material respects all obligations and complied in all material respects with all covenants required by any Transaction Contract to be performed or complied with by any of them on or prior to the Closing Date; (c) all consents, permits and approvals required, in the reasonable opinion of counsel for IATR, as a condition to the lawful consummation of the Merger and of the transactions contemplated in the Merger Agreement, or as necessary to avoid a breach of or default or an acceleration of a contractual right or payment under any material contract to which Infolocity, IATR or any of its subsidiaries is a party, will have been obtained; (d) Infolocity and the Principal Stockholders will have delivered to IATR a certificate, dated the Closing Date and executed by Infolocity and each Principal Stockholder, certifying that certain specified conditions have been satisfied; (e) Infolocity will have delivered to IATR certain financial statements in form and substance satisfactory to IATR; (f) all filings required to be made prior to the Effective Time by Infolocity or IATR with, and all consents, approvals, orders, registrations and authorizations required to be obtained prior to the Effective Time by Infolocity or IATR from governmental authorities in connection with the execution and delivery of the Merger Agreement by the Parties have been made or obtained; (g) each of the Principal Stockholders will have executed and delivered to IATR a non-competition agreement; (h) each of the employees of Infolocity shall deliver to IATR a non-disclosure agreement; (i) prior to the Closing Date, IATR will have received a lock-up agreement from each Principal Stockholder to the effect that each such holder will not sell, transfer or otherwise dispose of the IATR Common Stock received in the Merger for a period ending on the second anniversary of the Closing; ( j) prior to the Effective Time, the stockholders of Infolocity will have approved the Merger; (k) prior to the Effective Time, IATR Stockholders shall approve the Merger; (l) IATR will have received Investor Letters executed by each stockholder of Infolocity; (m) each person required will have executed and delivered to IATR a Rule 145 Affiliate Letter; (n) each of Cerna, Holtorf and Carlos Gonzalez will have executed and delivered employment agreements to IATR; (o) all stockholder, voting, registration rights or other agreements with respect to

Infolocity Stock will have been terminated; (p) all Liens for the benefit of Cerna encumbering any shares of Infolocity Common Stock will have been terminated;(q) Cerna, Anthony Cerna and Carlos Gonzalez each will have executed and delivered to IATR an Amendment to Assignment of Rights to Software; (r) no Action pertaining to the transactions contemplated by this Agreement or to their consummation will have been instituted or threatened on or prior to the Closing Date; (s) there will not exist any circumstance and there will not have occurred any event which has had or reasonably could have had a material adverse effect on the Business Condition of Infolocity and (t) IATR will have received from Capstone Law Group LLP, counsel to Infolocity, an opinion letter, dated as of the Closing Date and addressed to IATR, in form and substance satisfactory to IATR.

      The Merger Agreement provides that obligations of Infolocity and the Principal Stockholders to consummate the Merger and to take the other actions required to be taken by Infolocity and the Principal Stockholders at the Closing pursuant to the Transaction Contracts is subject to the following conditions (any of which may be waived by Infolocity in writing, in whole or in part):

      (a) the representations and warranties of each of IATR and Merger Sub set forth in the Merger Agreement will be true and correct; (b) each of IATR and Merger Sub will have performed in all material respects all obligations and complied in all material respects with all covenants required by any Transaction Contract to be performed or complied with by any of them on or prior to the Closing Date; (c) IATR and Merger Sub each will have delivered to Infolocity and the Principal Stockholders a certificate, dated the Closing Date and executed by each of IATR and Merger Sub, certifying that certain conditions have been satisfied; (d) all filings required to be made prior to the Effective Time by IATR or Merger Sub with, and all consents, approvals, orders, registrations and authorizations required to be obtained prior to the Effective Time by IATR or Merger Sub from Governmental Authorities in connection with the execution and delivery of this Agreement by IATR and Merger Sub and the consummation of the transactions contemplated hereby by IATR and Merger Sub will have been made or obtained; (e) approval by IATR stockholders of all conditions necessary to effect the Merger; (f) each of Cerna and Holtorf will have been elected as directors of IATR, subject to the consummation of the Merger and effective as of the Effective Time; (g) no Action pertaining to the transactions contemplated by this Agreement or to their consummation will have been instituted or threatened on or prior to the Closing Date; (h) there will not exist any circumstance and there will not have occurred any event which has had or reasonably could have a material adverse effect on the Business Condition of IATR and its Subsidiaries taken as a whole; (i) IATR and Merger Sub will have executed and delivered to Cerna, Holtorf and Carlos Gonzalez their respective Employment Agreements; (j) IATR will have been in compliance with the published net tangible assets requirement for the continued listing of the Listed Securities on the Nasdaq SmallCap Market as of a date prior to the Closing Date at least as recent as September 30, 1999, as supported by the financial statements of Infolocity included in the 10-Q, which financial statements will have been prepared with the assistance of the accounting firm of Parks Palmer Business Services Inc. and reviewed by the accounting firm of Singer Lewak Greenbaum & Goldstein, LLP; (k) Infolocity and the Principal Stockholders will have received from Troop Steuber Pasich Reddick & Tobey, LLP, counsel to IATR, an opinion letter, dated as of the Closing Date and addressed to Infolocity and the Principal Stockholders, in form and substance satisfactory to Infolocity and the Principal Stockholders.

TERMINATION; TERMINATION FEES AND EXPENSES

      The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

      (a) by mutual written consent of each of the Parties to the Merger Agreement; or

      (b) by IATR on behalf of IATR and Merger Sub by giving written notice to Infolocity if: (i) there has been a material violation or breach by Infolocity or any Principal Stockholder of any agreement, covenant, representation or warranty contained in any Transaction Contract, which violation or breach has not been cured within 30 days after receipt of notice thereof; or (ii) the Closing does not occur on or prior to December 31, 1999 or such later date as may be agreed to in writing by the Parties; or (iii) the Closing Value of IATR's Common Stock is less than $1.75 per share. In the event that the Closing Value of IATR's Common Stock is less than $1.75 per share and

IATR does not elect to terminate the Merger Agreement, it will be obligated to pay to Infolocity an additional amount of shares of IATR Common Stock. See "MERGER AGREEMENT - Adjustment to Merger Shares."

      (c) by Infolocity on behalf of Infolocity and the Principal Stockholders by providing written notice to IATR if: (i) there has been a material violation or breach by IATR or Merger Sub of any agreement, covenant, representation or warranty contained in any Transaction Contract, which violation or breach has not been cured within ten days after receipt of notice thereof; or (ii) the Closing does not occur on or prior to December 31, 1999, or as of a later date agreed to in writing by the Parties.

      In the event that the Merger Agreement terminates prior to the Closing, neither IATR, Merger Sub nor the Principal Stockholders will have any liabilities or obligations to any other Party, except for (i) any material breach of any covenants to be performed prior to the Closing Date, which occur prior to such termination or (ii) any intentional material breach of or material inaccuracy in any representation or warranty occurring prior to such termination. In addition, the following provisions or agreements will remain in full force and effect and survive any termination of the Merger Agreement: (i) the Parties' covenant to use best efforts to cooperate in making necessary filings, obtaining necessary consents and authorizations and taking necessary and contemplated actions under the Merger Agreement; (ii) the Parties' confidentiality agreement; and (iii) obligations regarding payment of transaction expenses and costs and attorneys' fees.

FEES AND EXPENSES

      The Merger Agreement provides that if the Closing occurs, IATR will pay all transaction expenses incurred by each of the parties. If the Closing does not occur, all transaction expenses incurred by each party will be paid by the party incurring such expenses. The Merger Agreement also states that if any Action is instituted to remedy, prevent or obtain relief from a default in the performance by any party to the Merger Agreement of its obligations under the Merger Agreement, the prevailing party will recover its reasonable attorneys' fees incurred in each and every such Action, including, without limitation, any and all appeals or petitions therefrom.

WAIVER AND AMENDMENT

      At any time prior to the Effective Time, each of the Parties (in the case of IATR, Merger Sub and Infolocity through action taken or authorized by the respective Boards of Directors of IATR, Merger Sub and Infolocity) may, to the extent such actions are legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party thereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions of the other party contained in the Merger Agreement. Any agreement on the part of a party to the Merger Agreement to any such extension or waiver will be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Prior to the Effective Time, any provision of the Merger Agreement may be amended or modified at any time, by a written agreement between the Parties executed in the same manner as the Merger Agreement; provided, however, that after the meeting of the Infolocity stockholders approving the Merger, the Merger Agreement may not be amended if to do so would violate the CGCL or reduce the amount or change the form of the consideration to be received by Infolocity stockholders in the Merger.

                          ESTIMATED FEES AND EXPENSES

      IATR will pay certain costs and expenses related to this Proxy Statement. It is estimated that, if the Merger is consummated, expenses incurred in connection therewith will be approximately as follows:


                                         IATR        Infolocity
SEC filing fees.......................    $4,056              -
Legal fees and expenses...............  $200,000       $100,000
Accounting fees and expenses..........    $5,000        $15,000
Printing costs........................   $20,000        $10,000
Exchange agent fees and expenses......   $10,000              -
Miscellaneous.........................   $10,000              -
      Total...........................  $249,056       $125,000
                                      ==========     ==========

                          PRICE RANGE OF COMMON STOCK

      Our Common Stock is currently traded on the Nasdaq SmallCap Market ("Nasdaq") under the symbol "IATR." The following table sets forth the high and low bid prices on Nasdaq for the periods indicated, as reported by Nasdaq, retroactively adjusted for the May 1996 one-for-four and the May 1998 one-for-three reverse stock splits. The quotations are inter-dealer prices without adjustment for retail mark-ups, mark-downs or commissions, and do not necessarily represent actual transactions.


                                                    Common Stock
                                              ------------------------

                                               High Bid        Low Bid
                                              ----------      ----------

Fiscal Year - 2000:
Quarter Ended
September 30, 1999.......................       $2.50           $0.72
December 31, 1999 (through November 10, 1999)    2.13            1.34

Fiscal Year -1999:
Quarter Ended
September 30, 1998.......................       $2.00           $0.75
December 31, 1998........................        0.88            0.19
March 31, 1999...........................        4.25            0.22
June 30, 1999............................        3.88            1.00

Fiscal Year - 1998:
Quarter Ended
September 30, 1997.......................       $3.38           $2.25
December 31, 1997........................        3.28            1.88
March 31, 1998...........................        2.72            1.50
June 30, 1998............................        2.38            1.44

      On November 12, 1999, the prices of the Common Stock as reported by Nasdaq were $2.00 bid and $2.03 asked. On such date there were approximately 208 holders of record of the Common Stock. The number of stockholders does not take into account stockholders for whom shares are being held in the name of brokerage firms or clearing agencies.

                                DIVIDEND POLICY

      As of November 1, 1999, we have outstanding 1,000,000 shares of Series A Preferred Stock which is entitled to annual dividends aggregating $425,000. We have outstanding 2,500,000 shares of Series C Preferred Stock. Holders of our Series C Preferred Stock are entitled to dividends of 8% annually, so long as we earn over $1,000,000 in any fiscal year. No dividends are currently due on the Series C Preferred Stock. No dividends may be paid on the Common Stock unless all dividends on the Series A Preferred Stock and Series C Preferred Stock have been paid or provision has been made for such payment. Pursuant to the terms of our outstanding Series A Preferred Stock, which we issued in a public offering consummated in December 1994, and pursuant to the terms of our outstanding Series C Preferred Stock, at our option, we may pay dividends on the preferred stock in cash or in shares of our Common Stock.

      We have never paid a cash dividend on our Common Stock and presently intend to retain any future earnings for investment and use in our business operations. We cannot assure you that our operations will generate the revenues and cash flow required to declare cash dividends on our outstanding Common Stock in future fiscal periods or that we will have legally available funds to pay dividends on our Common Stock. Consequently, we do not expect to pay cash dividends in the foreseeable future except to the extent required to satisfy our obligations with respect to our outstanding Series A Preferred Stock .

                      SELECTED HISTORICAL FINANCIAL DATA

      Attached to this Proxy Statement is the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission on October 13, 1999, and the Quarterly Report on Form 10Q-SB for the quarter ending September 30, 1999. Both the Annual Report and the Quarterly Report include relevant historical financial data of the Company. Below is certain relevant financial data of Infolocity as well as certain pro forma financial data.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders
Infolocity, Inc.

We have audited the accompanying balance sheet of Infolocity, Inc. as of June 30, 1999, and the related statements of operations, shareholders' equity, and cash flows for the period from January 22, 1999 (inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infolocity, Inc. as of June 30, 1999, and the results of its operations and its cash flows for the period from January 22, 1999 (inception) to June 30, 1999 in conformity with generally accepted accounting principles.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
September 21, 1999

                                                              INFOLOCITY, INC.
                                                                 BALANCE SHEET
                                                                 JUNE 30, 1999

------------------------------------------------------------------------------



                                    ASSETS
CURRENT ASSETS
   CASH                                                         $    356,138
   ACCOUNTS RECEIVABLE                                                43,235
   PREPAID EXPENSES                                                    3,600
                                                               -------------

      TOTAL CURRENT ASSETS                                           402,973

FURNITURE AND EQUIPMENT, NET                                          11,003
                                                               -------------

            TOTAL ASSETS                                        $    413,976
                                                               =============

                     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   ACCOUNTS PAYABLE                                             $     14,871
                                                               -------------

      TOTAL CURRENT LIABILITIES                                       14,871

NOTES PAYABLE - RELATED PARTIES                                       37,212
                                                               -------------

         TOTAL LIABILITIES                                            52,083
                                                               -------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
   PREFERRED STOCK, SERIES A, NO PAR VALUE
      4,000,000 SHARES AUTHORIZED
      77,739 SHARES ISSUED AND OUTSTANDING                           280,040
   COMMON STOCK, NO PAR VALUE
      20,000,000 SHARES AUTHORIZED
      2,073,370 SHARES ISSUED AND OUTSTANDING                        276,009
   SUBSCRIPTION RECEIVABLE                                          (136,961)
   ACCUMULATED DEFICIT                                               (57,187)
                                                               -------------

         TOTAL SHAREHOLDERS' EQUITY                                  361,883
                                                               -------------

            TOTAL LIABILITIES AND SHAREHOLDERS EQUITY           $    413,976
                                                               =============






  The accompanying notes are an integral part of these financial statements

                                                              INFOLOCITY, INC.
                                                       STATEMENT OF OPERATIONS
             FOR THE PERIOD FROM JANUARY 22, 1999 (INCEPTION) TO JUNE 30, 1999

------------------------------------------------------------------------------



REVENUES
   Sales                                                        $     55,235

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES                        113,578
                                                               -------------

LOSS FROM OPERATIONS                                                 (58,343)

OTHER INCOME
   Interest income                                                     1,956
                                                               -------------

LOSS BEFORE PROVISION FOR INCOME TAXES                               (55,387)

PROVISION FOR INCOME TAXES                                               800
                                                               -------------

NET LOSS                                                        $    (57,187)
                                                               =============

BASIC LOSS PER SHARE                                            $      (0.04)
                                                               =============

DILUTED LOSS PER SHARE                                          $      (0.04)
                                                               =============

WEIGHTED-AVERAGE SHARES OUTSTANDING                                1,384,162
                                                               =============






  The accompanying notes are an integral part of these financial statements

                                                               INFOLOCITY, INC.
                                              STATEMENT OF SHAREHOLDERS' EQUITY
              FOR THE PERIOD FROM JANUARY 22, 1999 (INCEPTION) TO JUNE 30, 1999

-------------------------------------------------------------------------------




                                       Preferred Stock, Series A            Common Stock
                                      ---------------------------   ----------------------------
                                         Shares         Amount         Shares          Amount
                                      ------------   ------------   ------------    ------------
BALANCE, JANUARY 22, 1999 (INCEPTION)            -   $          -              -    $          -
ISSUANCE OF COMMON STOCK FOR CASH                                      1,820,000         133,200
ISSUANCE OF COMMON STOCK IN EXCHANGE
     FOR SERVICES RENDERED                                                80,000           5,840
EXERCISE OF OPTIONS IN EXCHANGE FOR
     SUBSCRIPTION RECEIVABLE                                             173,370         136,969
ISSUANCE OF PREFERRED STOCK FOR CASH        77,789        280,040
NET LOSS
                                      ------------   ------------   ------------    ------------
         BALANCE, JUNE 30, 1999             77,789   $    280,040      2,073,370    $    276,009
                                      ============   ============   ============    ============




                                          Subscription     Accumulated
                                           Receivable        Deficit             Total
                                         --------------    ------------      ------------
BALANCE, JANUARY 22, 1999 (INCEPTION)     $           -   $            -    $           -
ISSUANCE OF COMMON STOCK FOR CASH                                                 133,200
ISSUANCE OF COMMON STOCK IN EXCHANGE
     FOR SERVICES RENDERED                                                          5,840
EXERCISE OF OPTIONS IN EXCHANGE FOR
     SUBSCRIPTION RECEIVABLE                   (136,969)                                -
ISSUANCE OF PREFERRED STOCK FOR CASH                                              280,040
NET LOSS                                                          (57,187)        (57,187)
                                         --------------    --------------    ------------
         BALANCE, JUNE 30, 1999          $     (136,969)   $      (57,187)   $    361,893
                                         ==============    ==============    ============





    The accompanying notes are an integral part of these financial statements

                                                              INFOLOCITY, INC.
                                                       STATEMENT OF CASH FLOWS
             FOR THE PERIOD FROM JANUARY 22, 1999 (INCEPTION) TO JUNE 30, 1999

------------------------------------------------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                     $    (57,187)
Adjustments to reconcile net loss to net cash
      used in operating activities
         Depreciation and amortization                                 1,628
         Stock issued for services                                     5,840
   (Increase) decrease in
      Accounts receivable                                            (43,237)
      Prepaid expenses                                                (3,600)
   Increase (decrease) in
      Accounts payable                                                14,871
                                                               -------------

            Net cash used in operating activities                    (81,685)
                                                               -------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of furniture and equipment                               (12,629)
                                                               -------------

            Net cash used in investing activities                    (12,629)
                                                               -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Net borrowings from related parties                                37,212
   Proceeds from issuance of common stock                            133,200
   Proceeds from issuance of preferred stock                         280,040
                                                               -------------

            Net cash provided by financing activities                450,452
                                                               -------------

               Net increase in cash                                  356,138

CASH, BEGINNING OF PERIOD                                                  -
                                                               -------------

CASH, END OF PERIOD                                             $    356,138
                                                               =============

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
During the period from January 22, 1999 (inception) to June 30, 1999, the Company issued 173,370 shares of common stock in exchange for a subscription receivable of $136,989.





  The accompanying notes are an integral part of these financial statements

                                                              INFOLOCITY, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 JUNE 30, 1999

------------------------------------------------------------------------------


NOTE 1 - BUSINESS ACTIVITY

      Infolocity, Inc. (the "Company") was incorporated in January 1999. The Company provides internet-based business intelligence and information management for private and publicly traded companies. Its proprietary internet monitoring and search engines scour the internet for valuable information for its clients. The Company's proprietary technology provides real-time monitoring of internet message boards, chat forums, news groups, and rumor sites.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      CASH
      The Company maintains cash deposits at numerous banks in Northern California. Deposits at each bank are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. As of June 30, 1999, uninsured portions at those banks aggregated to $257,782.

      ACCOUNTS RECEIVABLE
      Accounts receivable consist primarily of amounts due from customers for the sale of services. Management believes amounts are fully collectible, and as such, no allowance for uncollectible amounts is deemed necessary.

      FURNITURE AND EQUIPMENT
      Furniture and equipment are stated at cost. The cost of maintenance and repairs is charged to operations as incurred, and significant additions and betterments are capitalized. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the assets of one to three years.

      INCOME TAXES
      The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," which requires the recognitions of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

                               INFOLOCITY, INC.
                                BALANCE SHEET
                           AS AT SEPTEMBER 30, 1999

------------------------------------------------------------------------------



                                    ASSETS
CURRENT ASSETS
   CASH                                                         $  1,058,077
   ACCOUNTS RECEIVABLE                                                54,141
   PREPAID EXPENSES                                                   26,483
                                                               -------------
                                                                   1,138,701
FIXED ASSETS                                                          26,470

            TOTAL ASSETS                                        $  1,165,171
                                                               =============

                     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   DUE TO IAT RESOURCES CORPORATION                             $    900,000
                                                               -------------


SHAREHOLDERS' EQUITY

   COMMON STOCK                                                      450,452
   DEFICIT                                                          (185,281)
                                                               -------------

         TOTAL EQUITY                                                265,171
                                                               -------------

            TOTAL LIABILITIES AND SHAREHOLDERS EQUITY           $  1,165,171
                                                               =============

                               INFOLOCITY, INC.
                           STATEMENT OF OPERATIONS
                FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999

------------------------------------------------------------------------------



REVENUES                                                        $    115,492
EXPENSES
     GENERAL AND ADMINISTRATIVE EXPENSES                           (285,553)
                                                               -------------

NET LOSS                                                        $   (170,061)
                                                               =============

BASIC LOSS PER SHARE                                            $      (0.12)
                                                               =============

DILUTED LOSS PER SHARE                                          $      (0.12)
                                                               =============

WEIGHTED-AVERAGE SHARES OUTSTANDING                                1,384,162
                                                               =============


                               INFOLOCITY, INC.
                            STATEMENT OF CASH FLOWS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999

------------------------------------------------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                     $   (170,061)
Adjustments to reconcile net loss to net cash
      used in operating activities
         Depreciation and amortization                                 1,591

   (Increase) decrease in
      Accounts receivable                                            (10,906)
      Prepaid expenses                                                22,883)
   Increase (decrease) in
      Accounts payable                                              (14,871)
                                                               -------------

            Net cash used in operating activities                   (171,364)
                                                               -------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Capital (expenditures) on equipment                               (17,058)
                                                               -------------
   Increase (decrease) in loans from related parties                 (37,212)
                                                               -------------

            Net cash used in investing activities                    (54,270)
                                                               -------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from subscriptions receivable                             27,573
   Proceeds from borrowings                                          900,000
                                                               -------------

            Net cash provided by financing activities                927,573
                                                               -------------

               Net increase in cash                                  674,366

CASH, BEGINNING OF PERIOD                                            356,138
                                                               -------------

CASH, END OF PERIOD                                             $  1,058,077
                                                               =============

                IAT RESOURCES CORPORATION AND INFOLOCITY, INC.

                      UNAUDITED PRO FORMA FINANCIAL DATA

   The following unaudited pro forma financial data and explanatory notes give effect to the consummation of the merger of IATR with Infolocity. The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements of IATR and the historical financial statements of Infolocity which are included in this Proxy Statement.

   The unaudited pro forma financial data has been prepared utilizing IATR's audited consolidated financial statements for the year ended June 30,1999 and the audited financial statements of Infolocity for the period ended June 30,1999.

   The unaudited pro forma combined statements of operations represent the unaudited pro forma results of operations for IATR for the year ended June 30,1999 adjusted to reflect the Merger with Infolocity as if it had occurred on June 30, 1999. The unaudited pro forma combined balance sheet represents the unaudited pro forma balance sheet of IATR adjusted to reflect the Merger with Infolocity as if it had occurred on June 30, 1999.

   Unaudited pro forma financial data is provided for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have occurred had the Merger with Infolocity been consummated at June 30,1999, nor are they necessarily indicative of operating results or financial position.

                           IAT RESOURCES CORPORATION
                            PRO-FORMA BALANCE SHEET
                                 JUNE 30, 1999

------------------------------------------------------------------------------



                                    ASSETS
Cash                                                            $    367,382
Accounts Receivable                                                1,681,719
Receivable from related parties                                      102,156
Prepaid assets                                                        22,807

   Total current assets                                            2,174,064

Film Costs                                                           471,762
Fixed assets, as cost, net                                           111,846
Goodwill, less accumulated amortization of $99,282                   886,913
Investments                                                          800,000
Other Assets                                                          10,035
                                                               -------------
   TOTAL ASSETS                                                 $  4,454,620
                                                               =============

                     LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued liabilities                        $  1,033,347
Dividends payable                                                    278,750
Due to related parties                                                69,046
Capital lease obligation                                              33,258
                                                               -------------

   Total current liabilities                                       1,414,401

Notes payable - related parties                                       37,212
                                                               -------------

   Total liabilities                                               1,451,613

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY

   Preferred Stock, Series "A", $0.001 par value                       1,000
   Preferred Stock, Series "C", $0.001 par value                       3,000
   Preferred Stock, Series "D", $0.001 par value                          50
   Preferred Stock, Series "E", $0.001 par value                         225
   Preferred Stock, Series "F", $0.001 par value                         275
   Common Stock, $0.001 par value                                    431,056
   Treasury Stock                                                 (1,010,192)

   Additional paid-in capital                                     27,071,434
   Accumulated deficit                                            (23,493,84)
                                                               -------------

   Total Shareholders' Equity                                      3,003,007
                                                               -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  4,454,620
                                                               =============

                          IAT RESOURCES CORPORATION
                      PRO-FORMA STATEMENT OF OPERATIONS
                                JUNE 30, 1999

------------------------------------------------------------------------------



REVENUES                                                        $  2,991,953

COSTS RELATED TO REVENUES

   Cost of sales                                                     926,295
                                                               -------------

NET REVENUES                                                       2,065,658

WRITE-OFF OF PROJECTS IN DEVELOPMENT                                 301,037

GENERAL AND ADMINISTRATIVE EXPENSES                                4,064,634
                                                               -------------

LOSS FROM OPERATIONS                                               2,300,013

OTHER INCOME (EXPENSE)
   Merger expenses                                                    (6,696)
   Interest and dividend income                                        1,140
   Interest and financing expense                                    (12,447)
   Write-off of notes receivable and other assets                   (166,965)
   Amortization of related party covenant not to                    (115,000)
   Amortization of goodwill                                          (99,282)
   Other expense                                                     (22,176)
                                                               -------------

   Total other income (expense)                                     (421,426)

PROVISION FOR INCOME TAXES                                               800

NET LOSS                                                          (2,722,239)
                                                               =============


NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)The pro forma combined financial statements represent the pro forma results of operations of IATR assuming that the Merger with Infolocity had occurred on June 30,1999.
(2)Reflects the issuance of 7,375,000 common shares of IATR, for all of the outstanding securities of Infolocity.
(3)Represents the exchange of preferred stock as part of the Merger.

                           IAT RESOURCES CORPORATION
                            PRO-FORMA BALANCE SHEET
                          INCLUDING INFOLOCITY, INC.
                           AS AT SEPTEMBER 30, 1999

------------------------------------------------------------------------------



                                    ASSETS
Cash and cash equivalents                                       $  1,289,562
Accounts Receivable, net trade                                     1,605,631
Receivable from related parties                                       99,891
Prepaid expenses                                                      44,625
Film Costs, net                                                      471,762
Fixed assets, net                                                    116,773
Investments                                                        1,068,750
Due from Infolocity                                                        0
Goodwill                                                             864,413
Other Assets                                                          10,035
                                                               -------------
   TOTAL ASSETS                                                 $  5,571,271
                                                               =============

                     LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses                           $  1,144,854
Obligations under capital leases                                      21,084
Dividends payable                                                    318,750
Due to related parties                                                44,046
Due to Astor Capital                                                  50,000
Convertible Debenture                                                250,000
                                                               -------------

   TOTAL LIABILITIES                                               1,828,734


SHAREHOLDERS' EQUITY

Preferred Stock, $0.001 par value, authorized 20,000,000 shares
  Preferred Stock, Series "A", $0.001 par value, authorized 1,000,000 shares; issued and outstanding 1,000,000 shares         1,000
  Preferred Stock, Series "B", $0.001 par value, authorized 1,375,662 shares; none issued and outstanding                         0
  Preferred Stock, Series "C", $0.001 par value, authorized 3,000,000 shares; 3,000,000 issued and outstanding                2,500
  Preferred Stock, Series "D", $0.001 par value, authorized 50,000 shares; issued and outstanding 50,000 shares                  50
  Preferred Stock, Series "E", $0.001 par value, authorized 500,000 shares; issued and outstanding 225,000 shares               225
  Preferred Stock, Series "F", $0.001 par value, authorized 500,000 shares; issued and outstanding 275,000 shares               275
  Preferred Stock, Series "G", $0.001 par value, authorized 500,000 shares; issued and outstanding 1,050,000 shares           1,050
  Common Stock, $0.001 par value, authorized 50,000,000 shares; issued and outstanding 17,349,000 and 11,975,974 shares     464,136
           Additional paid-in capital                                                                                    28,556,400
           Accumulated deficit and dividends                                                                            (24,541,486)
                                                                                                            -----------------------


                                      49





           Accumulated Other Comprehensive Income                                                                           268,750
            Treasury stock, 93,536 shares at cost                                                                       (1,010,192)
   Net Shareholders' Equity                                                                                               3,742,708
                                                                                                                      -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                             $  5,571,271
                                                                                                                      =============



           SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                          IAT RESOURCES CORPORATION
                      PRO-FORMA STATEMENT OF OPERATIONS
                          INCLUDING INFOLOCITY, INC.
                For the Three Months Ended September 30, 1999
------------------------------------------------------------------------------



REVENUES                                                        $    235,743

COSTS RELATED TO REVENUES
      Amortization of film costs                                           0
   Cost of projects old                                                3,008
                                                               -------------

NET REVENUES                                                         232,735

GENERAL AND ADMINISTRATIVE EXPENSES                                1,178,852

OPERATING INCOME (LOSS)                                            (946,117)

OTHER INCOME (EXPENSE)
   Acquisition Expense                                                     0
   Amortization of Goodwill                                          (22,500)
   Amortization of acquisition Costs                                       0
   Settlement expense                                                      0

   Net other income (expense)                                       (22,500)
                                                               -------------

NET INCOME (LOSS)                                                  (968,617)

PROVISION FOR INCOME TAXES                                            14,744

NET INCOME (LOSS)                                                  (983,361)

Dividend requirement on Series A Preferred Stock                   (106,250)

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS               (1,089,611)
                                                               =============
---------------------------

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET, SEPTEMBER 30, 1999

The following unaudited pro forma balance sheet, income statement and explanatory notes of IAT Resources Corporation ("IATR") should be read in conjunction with the historical consolidated financial statements of IATR which are incorporated by reference herein.

The unaudited pro forma balance sheet as at September 30, 1999 and the statement of operations for the three months ended September 30, 1999 has been prepared utilizing the internal financial statements of IATR, its wholly owned subsidiary MediaWorks International Inc. ("MWI") and the internal financial statements for Infolocity, Inc. ("Infolocity").

The key assumptions, in addition to those reflected in IATR's 10-Q, related to the preparation of the pro-forma balance sheet are as follows:

(1)The pro forma balance sheet assumes the closing of the acquisition of Infolocity;
(2)The pro forma balance sheet represents the consolidated pro forma results of operations of IATR, MWI and Infolocity for the period ended September 30,
   1999 based on the internal records of IATR, MWI and Infolocity;
(3)The pro forma statement of operations for the three months ended September
   30, 1999 represents the


                                       51


   consolidated statement of operations for IATR, MWI and Infolocity for the three month period;
(4)All intercompany eliminating entries have been accounted for in the consolidation.


                                  PROPOSAL 2
                APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES
                       OF COMMON STOCK PURSUANT TO THE
                    CONVERSION OF DEBENTURES AND WARRANTS

   The IATR Common Stock is traded on the Nasdaq SmallCap Market. The Nasdaq Stock Market, Inc. Marketplace Rules require the Company to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the greater of book or market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or is greater than 20% of the common stock or voting power of the company outstanding prior to issuance.

   We have authorized the issuance and sale of (i) up to $4,000,000 principal amount of our 6% Convertible Subordinated Debentures Due 2001 (the "Debentures") convertible into shares of common stock at a conversion price that is the lesser of (a) $1.25625 (120% of the Market Price (as defined below) on the date of the initial issuance of the Debentures) and (b) 85% of the Market Price (as defined below) of the Common Stock on the date of conversion; (ii) Series A Stock Purchase Warrants (the "Series A Warrants") to purchase up to 400,000 shares of common stock at an exercise price of $1.25625 per share; and (iii) Series B Stock Purchase Warrants (the "Series B Warrants" and together with the Series A Warrants, the "Warrants," and collectively with the Debentures, the "Securities") to purchase up to 300,000 shares of common stock at an exercise price of $1.361 per share. The "Market Price" is defined as the average of the two lowest closing bid prices for the Common Stock during the ten trading days preceding, but not including, the date as of which the Market Price is being determined. We propose to issue and sell to certain purchasers (collectively, the "Purchasers") an aggregate of up to $4,000,000 principal amount of the Debentures, 300,000 Series A Warrants and 300,000 Series B Warrants in units (the "Units") each consisting of $10,000 principal amount of Debentures, 750 Series A Warrants and 750 Series B Warrants. We have agreed to issue and sell the Securities to the Purchasers at a purchase price of $10,000 per Unit (the "Purchase Price") in a series of closings (the "Closings"). Subsequent to August 25, 1999, Purchasers holding $1,050,000 aggregate amount of Debentures elected to convert their Debentures to Series G Convertible Preferred Stock. Consequently, the terms "Debentures" and "Securities" include the Series G Convertible Preferred Stock.

   On August 27, 1999, IATR issued and sold to Brittanica Associates Limited a convertible debenture in the principal amount of $375,000. On that date, IATR also granted Brittanica warrants to acquire an aggregate of 56,250 shares of common stock. On September 24, 1999, IATR issued and sold to Brittanica a convertible debenture in the principal amount of $200,000. On that date, IATR also granted Brittanica warrants to acquire an aggregate of 30,000 shares of common stock. On October 20, 1999, IATR issued and sold to Brittanica a convertible debenture in the principal amount of $25,000. On that date, IATR also granted Brittanica warrants to acquire an aggregate of 3,750 shares of common stock.

   On September 2, 1999, IATR issued and sold to IIG Equity Fund, NV a convertible debenture in the principal amount of $100,000. On that date, IATR also granted IIG warrants to acquire an aggregate of 15,000 shares of common stock.

   On September 7, 1999, IATR issued and sold to Spiga Limited a convertible debenture in the principal amount of $275,000. On that date, IATR also granted Spiga warrants to acquire an aggregate of 41,250 shares of common stock. On October 20, 1999, IATR issued and sold to Spiga a convertible debenture in the principal amount of $25,000. On that date, IATR also granted Spiga warrants to acquire an aggregate of 3,750 shares of common stock. On October 27, 1999, IATR issued and sold to Spiga a convertible debenture in the principal amount of $20,000. On that date, IATR also granted Spiga warrants to acquire an aggregate of 3,000 shares of common stock.

   On September 24, 1999, IATR issued and sold to Venezuela Recovery Fund N.V. a convertible debenture in the principal amount of $100,000. On that date, IATR also granted Venezuela warrants to acquire an aggregate of 15,000 shares of common stock.

   On September 24, 1999, IATR issued and sold to Lina Abballe a convertible debenture in the principal amount of $300,000. On that date, IATR also granted Lina Abballe warrants to acquire an aggregate of 45,000 shares of common stock.

   On October 20, 1999, IATR issued and sold to Allan Rothstein a convertible debenture in the principal amount of $60,000. On that date, IATR also granted Allan Rothstein warrants to acquire an aggregate of 15,000 shares of common stock.

   On October 20, 1999, IATR issued and sold to Albertus Vanleiden a convertible debenture in the principal amount of $100,000. On that date, IATR also granted Albertus Vanleiden warrants to acquire an aggregate of 9,000 shares of common stock.

   On October 20, 1999, IATR issued and sold Amar Rai a convertible debenture in the principal amount of $40,000. On that date, IATR also granted Amar Rai warrants to acquire an aggregate of 6,000 shares of common stock.

   On October 20, 1999, IATR issued and sold to Anthony Intieri a convertible debenture in the principal amount of $50,000. On that date, IATR also granted Anthony Intieri warrants to acquire an aggregate of 7,500 shares of common stock.

   On October 20, 1999, IATR issued and sold to Gary Kaplowitz a convertible debenture in the principal amount of $100,000. On that date, IATR also granted Gary Kaplowitz warrants to acquire an aggregate of 15,000 shares of common stock.

   On October 20, 1999, IATR issued and sold to Maria Calma a convertible debenture in the principal amount of $50,000. On that date, IATR also granted Maria Calma warrants to acquire an aggregate of 7,500 shares of common stock.

   On October 20, 1999, IATR issued and sold to Sarah Tawaststjerna a convertible debenture in the principal amount of $20,000. On that date, IATR also granted Sarah Tawaststjerna warrants to acquire an aggregate of 3,000 shares of common stock.

   On October 22, 1999, IATR issued and sold to William Duncan a convertible debenture in the principal amount of $40,000. On that date, IATR also granted William Duncan warrants to acquire an aggregate of 6,000 shares of common stock.

   On October 22, 1999, IATR issued and sold to Gabriel Cerrone a convertible debenture in the principal amount of $100,000. On that date, IATR also granted Gabriel Cerrone warrants to acquire an aggregate of 15,000 shares of common stock.

   On October 22, 1999, IATR issued and sold to Joseph Schottland a convertible debenture in the principal amount of $20,000. On that date, IATR also granted Joseph Schottland warrants to acquire an aggregate of 3,000 shares of common stock.

   On October 27, 1999, IATR issued and sold to Spiga a convertible debenture in the principal amount of $20,000. On that date, IATR also granted Spiga warrants to acquire an aggregate of 3,000 shares of common stock.

   On November 2, 1999, IATR issued and sold to Brittanica a convertible debenture in the principal amount of $250,000. On that date, IATR also granted Brittanica warrants to acquire an aggregate of 37,500 shares of common stock. On November 2, 1999, IATR issued and sold to Gabriel Cerrone a convertible debenture in the principal amount of $100,000. On that date, IATR also granted Gabriel Cerrone warrants to acquire an aggregate of 15,000 shares of common stock.

   We have authorized the issuance, sale and delivery of, and have reserved for issuance up to 8,650,000 shares of IATR Common Stock upon conversion of the Debentures and up to 700,000 shares of IATR Common Stock upon exercise of the Warrants. In addition, we are obligated to issue and sell a number of additional shares of common stock (i) in connection with conversion of Debentures in the event the number of shares previously authorized and reserved for issuance upon conversion of the Debentures is inadequate to provide for our conversion obligations pursuant to the Debentures and (ii) under certain circumstances relating to the filing and effectiveness of a registration statement to be filed under the Securities Act.

   In the event Nasdaq aggregates the issuances of the Securities made on August 27, September 2, September 7, September 24, October 20, October 22, October 27 and November 2, 1999 with any future issuances, stockholder approval is required to the extent that the IATR Common Stock issuable upon conversion and/or exercise of the Debentures and Warrants, as the case may be, pursuant to these issuances and any future issuances of the Securities, exceeds 19.99% of the outstanding Common Stock of the Company.

RECOMMENDATION AND REQUIRED VOTE

   The issuance at a discount of a number of shares of the Company's Common Stock equal to or in excess of 20% of the number of shares of the Company's Common Stock outstanding before the issuance requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. With respect to this proposal, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of this proposal. The Board is of the opinion that the issuance of additional shares of Common Stock issuable upon the conversion of the Debentures and/or exercise of the Warrants, as the case may be, pursuant to the Placement Agreement is in the best interests of the Company and recommends a vote "FOR" the approval of this Proposal 2. All proxies will be voted to approve this Proposal 2 unless a contrary vote is indicated on the enclosed proxy card.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ISSUANCE OF ADDITIONAL COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE DEBENTURES AND/OR EXERCISE OF THE WARRANTS, AS THE CASE MAY BE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                  PROPOSAL 3
                       APPROVAL OF THE AMENDMENT TO THE
                           1998 STOCK INCENTIVE PLAN

GENERAL

   The Board of Directors has approved the Incentive Plan Amendment. The complete text of the Incentive Plan Amendment is attached hereto as Exhibit B. The Incentive Plan Amendment is being submitted to the stockholders for approval.

   The Board of Directors approved the Incentive Plan Amendment to ensure that a sufficient number of shares are available for issuance under the 1998 Plan. The 1998 Plan provides for the issuance of awards to purchase shares of the Company's Common Stock to non-employee directors, officers, employees and consultants of the Company. As of the Record Date, approximately 15 persons were eligible to receive awards under the 1998 Plan and 1,900,000 shares were granted as awards under the 1998 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. Among other things, the increase in the number of shares reserved under the 1998 Plan is to cover grants made or to be made to employees of Infolocity. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing contributions of key personnel to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining key personnel who are in great demand as well as rewarding and providing incentives to the Company's current directors, officers, employees and consultants. The increase in the number of shares available for awards under the 1998 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

   As of November 12, 1999, the last reported sales price of the Common Stock on the Nasdaq SmallCap Market was $2.03 per share.

SUMMARY OF THE 1998 PLAN

   The following is a summary of the principal features of the 1998 Plan.

   PURPOSE. The purpose of the 1998 Plan is to advance the interests of the Company and its stockholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all stockholders of the Company.

   ADMINISTRATION. The 1998 Plan may be administered by the Board of the Company, or a committee of the Board whose members will serve at the pleasure of the Board. The party administering the 1998 Plan is referred to herein as the "Administrator." Subject to the provisions of the 1998 Plan, the Administrator has full and final authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 1998 Plan, (ii) to determine the type, size and terms of individual awards to be made to each person selected, (iii) to determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) to amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the 1998 Plan, and (vii) to make any and all other determinations which the Administrator determines to be necessary or advisable in the administration of the 1998 Plan. The Administrator will have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 1998 Plan and for the conduct of its business as the Administrator deems necessary or advisable.

   ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), will be eligible to be considered for the grant of awards under the 1998 Plan. No Participant may receive awards representing more than 50% of the number of shares of Common Stock covered by the 1998 Plan.

   TYPES OF AWARDS. Awards authorized under the 1998 Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Administrator will determine is consistent with the objectives and limitations of the 1998 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

   CONSIDERATION. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

   TERMINATION OF AWARDS. All awards granted under the 1998 Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder will again be available for issuance under the 1998 Plan.

   AMENDMENT AND TERMINATION OF THE 1998 PLAN. The Administrator may amend the 1998 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 1998 Plan. However, no such action by the Board or stockholders may unilaterally alter or impair any award previously granted under the 1998 Plan without the consent of the recipient of the award. In any event, the 1998 Plan will terminate on the tenth anniversary of the date the 1998 Plan is approved by the stockholders unless sooner terminated by action of the Board.

   EFFECT OF SECTION 16(B) OF THE EXCHANGE ACT. The acquisition and disposition of Common Stock by officers, directors and greater-than-ten percent stockholders of the Company ("Insiders") pursuant to awards granted to them under the 1998 Plan may be subject to Section 16(b) of the Exchange Act. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceeds the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 1998 Plan is designed to comply with Rule 16b-3.

   OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS FOR EXECUTIVE COMPENSATION.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain "performance-based" compensation that has been approved by the Company's stockholders is not subject to the deduction limit. The 1998 Plan is intended to qualify as performance-based compensation which is not subject to the $1,000,000 limitation of Section 162(m) of the Code.

   Federal Income Tax Consequences for Stock Options:

   As of April 21, 1999, the only type of award granted by the Company has been stock options. The following is a general discussion of the principal tax considerations for both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options"), and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The 1998 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

   CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised, the optionee will recognize mid-term or long-term capital gain or loss when he or she disposes of his or her Common Stock depending on the length of the holding period. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

   If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the Common Stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the length of time the shares have been held.

   The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

   For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

   CONSEQUENCES TO EMPLOYEES: NON-STATUTORY STOCK OPTIONS. No income is recognized by a holder of Non- statutory Stock Options at the time Non-statutory Stock Options are granted under the 1998 Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

   A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non- statutory Stock Options in an amount equal to the difference between the selling price and the tax basis of the Common Stock, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, mid-term or long-term capital gain or loss depending upon the length of time the shares have been held.

   CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

   CONSEQUENCES TO THE COMPANY: NON-STATUTORY STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

RECOMMENDATION AND REQUIRED VOTE

   The Approval of the Incentive Plan Amendment requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Special Meeting. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 1998 PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                  PROPOSAL 4
                       APPROVAL OF THE AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

   The Board of the Company has approved, subject to stockholder approval, the Name Change Amendment which will effect a change in the name of the Company from IAT Resources Corporation to Netcurrents, Inc. (the "Name Change"). The complete text of the Amendment is set forth as Exhibit C to this Proxy Statement. The Board of Directors believes that it is in the best interest of the Company to effect the Name Change in order to more accurately reflect the Company's change in direction in terms of new areas of business.

   The Amendment will be presented to stockholders in the form of a resolution as follows:

   RESOLVED, that Article Second of the Restated Certificate of Incorporation of this Corporation be amended so that such Article, as amended, shall be and read as follows:

   2. The name of the corporation is Netcurrents, Inc.

   If the Name Change is approved by the requisite vote of the Company's stockholders, the Name Change will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State, which filing is expected to take place shortly after the Special Meeting. If this proposal is not approved by the stockholders, then the Amendment will not be filed.

RECOMMENDATION AND REQUIRED VOTE

   The Board has unanimously approved the Name Change Amendment. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required to approve the Name Change Amendment. For purposes of the vote to amend the Restated Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the Name Change Amendment. The Board is of the opinion that the Name Change Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Name Change Amendment. All proxies will be voted to approve the Name Change Amendment unless a contrary vote is indicated on the enclosed proxy card.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE NAME CHANGE AMENDMENT TO EFFECT THE NAME CHANGE OF THE COMPANY, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                  PROPOSAL 5
                         ELECTION OF TWO NEW DIRECTORS

   Pursuant to the Merger Agreement, the Company agreed that it will nominate James J. Cerna, Jr. ("Cerna") and Victor A. Holtorf ("Holtorf") for election as new directors at the Company's Special Meeting, subject to the consummation of the Merger and effective as of the Effective Time of the Merger. From and after the Effective Time of the Merger, the Company also agreed that it will nominate Cerna and Holtorf for election as directors at each meeting or other action of stockholders at which directors are elected and will use its best efforts to cause the election of Cerna and Holtorf, including soliciting proxies in favor of the election of each of them. Pursuant to the Merger Agreement, Cerna and Holtorf agreed that they will vote their shares of capital stock of the Company to elect the nominees of the Company as directors of the Company at each meeting or other action of stockholders at which directors are elected.

   In accordance with the Bylaws of IATR (the "Bylaws"), the Company's directors are elected at each Annual Meeting of stockholders and hold office until the next election of directors and until their successors are duly elected. The Bylaws provide that the Board will consist of no fewer than two and no more than nine directors as determined from time to time by the Board. The Board currently consists of five directors. Upon consummation of the Merger, the Board will consist of seven members.

   Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

   The Board proposes the election of the following nominees as directors:

   1. James J. Cerna, Jr.
   2. Victor A. Holtorf

   If elected, each nominee is expected to serve until the 2000 Annual Meeting of Stockholders and thereafter until his or her successor is duly elected and qualified.

INFORMATION WITH RESPECT TO NOMINEES AND CURRENT DIRECTORS

The following table sets forth certain information with respect to the nominees, current directors (who will continue to serve on the Board until the 2000 Annual Meeting of Stockholders) and executive officers of the Company as of September 14, 1999:



                               AGE AT       YEAR FIRST
                             SEPTEMBER      ELECTED OR
                              14, 1999      APPOINTED
             NAME                            DIRECTOR                     PRINCIPAL OCCUPATION

-------------------------- -------------- -------------- -------------------------------------------------------
James J. Cerna, Jr.              30       1999           Prior to founding Infolocity in 1998, Mr. Cerna was the
                                                         manager of the GT Global/AIM Funds Performance and
                                                         Risk analysis group in San Francisco.  He began his
                                                         career with GT in 1994 as a Senior Analyst.  Prior to
                                                         GT, Mr. Cerna was an International Equity Analyst
                                                         with Bailard, Biehl, and Kaiser ("BB&K") in San
                                                         Mateo, CA for three years.  Before moving to BB&K,
                                                         Mr. Cerna was employed as a stockbroker with Thomas
                                                         James & Associates in Burlinghame, California.  Mr.
                                                         Cerna is a member of the San Francisco Society of
                                                         Securities Analysts as well as a CFA level II candidate.


                                       60




                                                         He has received five certificates of Achievement from
                                                         the Institute of Chartered Financial Analysts, and is
                                                         honored by Strathmore's Who's Who for leadership and
                                                         achievement in the Securities Industry.  Mr. Cerna
                                                         holds NASD licenses as well as State of California
                                                         licenses as a securities broker/dealer.

Victor A. Holtorf         36                   1999      Mr. Holtorf has served as President of Infolocity since
                                                         January 1999.  In 1988, Mr. Holtorf joined Oracle
                                                         Corporation, where he initially created and headed the
                                                         Oracle Real Estate Corporation, its commercial real
                                                         estate development subsidiary, and later rose to the
                                                         position of Vice President and Chief Financial Officer
                                                         until his departure in [1994].  From 1994 to 1997, he
                                                         started and headed several successful companies
                                                         including NUVO, Inc. (a retail sporting goods chain),
                                                         MART Cattle Co. (a cattle production and trading
                                                         company), and Dashabout Shuttle (a transportation
                                                         company).  Mr. Holtorf obtained his Master's Degree
                                                         from M.I.T. where he studied business at the Sloan
                                                         School of Management, and construction management
                                                         at the School of Civil Engineering.

Ivan Berkowitz                   53            1999      Mr. Berkowitz has been director of the Company since
                                                         February 1999.   Since 1993, Mr. Berkowitz has served
                                                         as Managing General Partner of Steib & Company, also
                                                         a privately held New York based investment company.
                                                         Between 1995 and 1997, Mr. Berkowitz served as Chief
                                                         Executive Officer of PolyVision Corporation.  Between
                                                         1990 and 1994, Mr. Berkowitz served as Chairman of
                                                         the Board of Directors of Migdalei Shekel.  Currently,
                                                         Mr. Berkowitz serves on the Board of Directors of the
                                                         following public companies:  Propierre, a real estate
                                                         fund, HMG WorldWide, a manufacturer of point of
                                                         purchase displays, PolyVision Corporation, a
                                                         manufacturer of school products and displays, and
                                                         Migdalei Shekel, a  real estate company based in Tel
                                                         Aviv. Since 1989, Mr. Berkowitz has served as
                                                         President of Great Court Holdings Corporation, a
                                                         privately held New York based investment company.
                                                         Mr. Berkowitz holds a BA (cum laude) from Brooklyn
                                                         College, an MBA in Finance from Baruch College, City
                                                         University of New York and a Ph.D. in International
                                                         Law from Cambridge University, England.

Arthur H. Bernstein              36            1995      Mr. Bernstein has been a director of the Company since
                                                         February 1995 and has served as the Executive Vice
                                                         President of the Company since October 1997 as well


                                     Page 61





                                                         as the Company's Secretary since March 1995.  Between
                                                         June 1992 and October 1997, Mr. Bernstein served as
                                                         a Senior Vice President of the Company and
                                                         was the Company's Vice President-Business and Legal Affairs
                                                         from September 1991 to June 1992.  Prior to this, from
                                                         July 1989 to August 1991, Mr. Bernstein was the
                                                         Director of Legal and Business Affairs for New World
                                                         Entertainment Ltd., a television production and
                                                         distribution company. From 1987 to June 1989, he was
                                                         Assistant General Counsel of Four Star International,
                                                         Inc., a television production and distribution company.
                                                         Mr. Bernstein received a B.S. in finance and marketing
                                                         from Philadelphia College of Textiles and Sciences in
                                                         1984 and his law degree from Temple University in 1987.

Michael Iscove                   48            1997      Mr. Iscove has been a director of the Company since
                                                         October 1997.  Since June 1995, Mr. Iscove has served
                                                         as the Chairman, President and Chief Executive Officer
                                                         of Sirius Corporate Finance Inc., a consulting firm
                                                         providing strategic planning, corporate finance,
                                                         restructuring and mergers and acquisitions support.
                                                         Prior to that, from April 1986 to June 1995, Mr. Iscove
                                                         was the President of Creative Fusion, a consulting
                                                         company.  In 1978, Mr. Iscove received a Chartered
                                                         Accounts Designation in accounting from The Canadian
                                                         Institute of Chartered Accountants.  In 1972, Mr.
                                                         Iscove received a B.A. degree in English from York
                                                         University, Toronto, Canada.

Irwin Meyer                      63            1989      Mr. Meyer has been a director of the Company since its
                                                         inception in 1989 and has served as its Chief Executive
                                                         Officer since February 1995.  Since January 1999,  Mr.
                                                         Meyer has been Chairman of the Board of Directors.
                                                         At various times prior to October 1997, Mr. Meyer
                                                         served as the Company's Chairman of the Board (April
                                                         1996-October 1997; January 1991-June 1992); Co-
                                                         Chairman of the Board (February 1990-December 1990)
                                                         and President (February 1995-October 1997).  Mr.
                                                         Meyer was an executive producer of seven of the
                                                         Company's made-for-television movies.  In 1995 he
                                                         was nominated for Producer of the Year by the
                                                         Producers Guild of America.  Mr. Meyer received the
                                                         Antoinette Perry ("Tony") Award, the New York
                                                         Drama Critics Circle Award, the Drama Desk Award,
                                                         the Outer Critics Circle Award and the Cue Magazine
                                                         Golden Apple Award for his 1977 production of the
                                                         musical "Annie."  Mr. Meyer is a member of the


                                       62




                                                         Academy of Motion Picture Arts and Sciences and the
                                                         Academy of Television Arts and Sciences.  He holds a
                                                         B.S. from New York University.

Thomas Daniels                  46             1998      Mr. Daniels has been a director of IATR since July
                                                         1998.  Since the Company's acquisition of MediaWorks
                                                         in July 1998, Mr. Daniels has served as President of
                                                         MediaWorks.  Mr. Daniels, along with Mr. Craig
                                                         Sussman, founded MediaWorks in 1996.  From 1992
                                                         until 1995, Mr. Daniels served as an Executive
                                                         Consultant of International Distribution for Landmark
                                                         Entertainment Group.  From 1989 until 1992, Mr.
                                                         Daniels served as a senior production and distribution
                                                         executive with Blake Edwards Television, Paramount
                                                         Pictures Television and Columbia Pictures Television.


BOARD MEETINGS AND COMMITTEES

      The Board has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Michael Iscove and Ivan Berkowitz. Responsibilities of the Audit Committee include (i) reviewing financial statements and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls,
(ii) reviewing the scope of the independent auditors' activities and the fees of the independent auditors and (iii) maintaining good communications among the Audit Committee, the Company's independent auditors and the Company's management on accounting matters. Two meetings of the Audit Committee were held during the fiscal year ended June 30, 1999, and no meetings of the Audit Committee have been held since June 30, 1999.

   The Compensation Committee currently consists of Michael Iscove and Ivan Berkowitz. The Compensation Committee is responsible for considering and making recommendations to the Board regarding executive compensation. Two meetings of the Compensation Committee were held during the fiscal year ended June 30, 1999, and no meetings of the Compensation Committee have been held since June 30, 1999.

   The Board held six meetings and acted by written consent on 22 occasions during the fiscal year ended June 30, 1999. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 1999.

   The Company does not have a standing Nominating Committee; the full Board performs the functions of the Nominating Committee.

COMPENSATION OF DIRECTORS

   Employee directors of the Company do not receive any compensation for attending Board or Committee meetings. Non-employee directors of the Company each receive an annual grant of stock options to purchase 25,000 shares of the Common Stock of the Company. When requested by the Company to attend Board meetings in person, it is the policy of the Company to reimburse directors for reasonable travel and lodging expenses incurred in attending these Board meetings.

                            EXECUTIVE COMPENSATION

   The attached Annual Report on Form 10-KSB (Exhibit D) includes the Summary Compensation Table and other information on compensation paid to executive officers, stock option grants and employment agreements.

                            PRINCIPAL STOCKHOLDERS

      The attached Annual Report on Form 10-KSB (Exhibit D) includes a detailed list relating to the ownership of IATR Common Stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of the Named Executive Officers, and (iv) all of ou executive officers and directors as a group.

                        INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board approved the engagement of Singer Lewak Greenbaum & Goldstein LLP as its independent auditors for the year ending June 30, 1998 to replace Kellogg & Andelson Accountancy Corporation ("Kellogg & Andelson"), who resigned as auditors of the Company effective June 22, 1998. Kellogg & Andelson advised the Company that Kellogg & Andelson could no longer provide services as independent accountants for publicly held companies. The change in independent public accountants was filed with the SEC on Form 8-K on June 29, 1998.

      Kellogg & Andelson audited the financial statements of the Company as of June 30, 1996 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 1996 and 1997 (collectively, the "Financial Statements"). Kellogg & Andelson's reports on the Financial Statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the Company's financial statements for the years ended June 30, 1996 and 1997, and in the subsequent interim period through June 22, 1998, there were no disagreements with Kellogg & Andelson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Kellogg & Andelson would have caused Kellogg & Andelson to make reference to the subject matter of the disagreements in their reports.

      Representatives of Singer Lewak Greenbaum & Goldstein LLP are not expected to be present at the Special Meeting of Stockholders.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied, except Ivan Berkowitz filed a Form 3 late and Arthur Bernstein filed a Form 4 late.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 12, 1999.

                                 OTHER MATTERS

      The Board is unaware of any other matters that may come before the Special Meeting. If any other matters are properly presented to the Special Meeting, they will be considered by stockholders present at the meeting.

                            SOLICITATION OF PROXIES

      It is expected that the solicitation of proxies will be primarily by mail. The Company has retained MacKenzie Partners to assist it in soliciting proxies and estimates that it will pay up to $7,500 for its services in connection with such solicitations. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                         ANNUAL REPORT ON FORM 10-KSB

      THE COMPANY INCORPORATES HEREIN BY REFERENCE INFORMATION SET FORTH IN THE ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1999. THE COMPANY IS PROVIDING TO STOCKHOLDERS ALONG WITH THIS PROXY STATEMENT THE ANNUAL REPORT ON FORM 10-KSB. ADDITIONAL COPIES ARE AVAILABLE WITHOUT CHARGE BY REQUEST TO THE COMPANY AT THE ADDRESS LISTED ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                      ON BEHALF OF THE BOARD OF DIRECTORS
                              ARTHUR H. BERNSTEIN
                                   SECRETARY


LOS ANGELES, CALIFORNIA
NOVEMBER 16, 1999

                                                                     Exhibit A


                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


            THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "AGREEMENT") is made and entered into as of November 1, 1999 by and among IAT Resources Corporation, a Delaware corporation (the "PARENT"), Infolocity Merger Sub, Inc., a Delaware corporation ("MERGER SUB"), Infolocity, Inc., a California corporation (the "COMPANY"), James J. Cerna, Jr., an individual ("CERNA"), and Victor Alonso Holtorf, an individual ("HOLTORF" and, together with Cerna, the "PRINCIPAL SHAREHOLDERS").

                                    RECITALS

            A. The Boards of Directors of the Parent, Merger Sub and the Company have determined that the merger of Merger Sub with and into the Company on the terms set forth herein, with the Company surviving as a wholly-owned subsidiary of the Parent, is advisable and in the best interests of their respective corporations and stockholders and have approved this Agreement.

            B. The parties hereto desire to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE").

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions contained herein, the parties to this Agreement hereby agree as follows:

1.          DEFINITIONS; INTERPRETATION.

     1.1 CERTAIN DEFINITIONS. As used in this Agreement, terms defined in the preamble and recitals hereto shall have the respective meanings specified therein and the following terms shall have the following meanings:

          1.1.1 "ACTION" means any litigation, action, suit, proceeding, arbitration or claim before any court or Governmental Authority, or any investigation by any Governmental Authority.

          1.1.2 "AFFILIATE" shall mean, with respect to any specified Person,
(i) any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person, (ii) any other Person who is a director, officer, manager, member, partner or trustee of the specified Person or a Person described in clause (i) of this definition or any spouse or non-adult child (including by adoption) of the specified Person or any such other Person, (iii) any relative (other than a spouse or non-adult child (including by adoption)) of the specified Person or any other Person described in clause (ii) of this definition who has the same principal address as such person, (iv) any trust of which the specified Person and/or any one or more of the Persons specified in clause (i), (ii) or (iii) of this definition has a beneficial interest, or (v) any Person of which the specified Person and/or any one or more of the Persons specified in clause
(i),(ii) or (iii) of this definition, individually or in the aggregate, beneficially own

10% or more of any class of voting securities or otherwise have a substantial beneficial interest. For purposes of this definition, "control" shall have the meaning for such term set forth in Rule 405 under the Securities Act.

          1.1.3 "ANNUAL FINANCIAL STATEMENTS" shall mean the audited consolidated balance sheet of the Company as at June 30, 1999 and the related audited consolidated statements of operations, changes in shareholders' equity and cash flows for the six months then ended, including, without limitation, the notes and schedules to such financial statements.

          1.1.4 "BEST EFFORTS" shall mean the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that the result is achieved as expeditiously as practicable under the circumstances; PROVIDED, HOWEVER, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to (i) take actions that would result in a material adverse change in the benefits to such Person under this Agreement or the transactions contemplated by this Agreement, (ii) make any significant cash payments or (iii) incur any significant liability or obligation.

          1.1.5 "BEST KNOWLEDGE" (i) with respect to the Company shall mean the actual knowledge of each of the Principal Shareholders and Carlos Gonzalez, and
(ii) with respect to the Parent shall mean the actual knowledge of each of Irwin Meyer and Arthur Bernstein.

          1.1.6 "BRIDGE LOAN PROMISSORY NOTE" shall mean the Bridge Loan Promissory Note of the Company made to the Parent as holder dated August 26, 1999, which provides for loans by the Parent to the Company in the aggregate amount of $2,000,000 on the terms and subject to the conditions contained therein.

          1.1.7 "BUSINESS CONDITION" of any Person shall mean the business, properties, assets, revenues, operations, financial condition, results of operations, or prospects of such Person.

          1.1.8 "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Los Angeles, California are authorized or obligated by Law or executive order to close.

          1.1.9 "CERNA EMPLOYMENT AGREEMENT" shall mean that certain employment agreement between the Company and Cerna in the form of EXHIBIT 1.1.9 attached hereto.

          1.1.10 "CGCL" shall mean the General Corporation Law of the State of California.

          1.1.11 "CHARTER DOCUMENTS" shall mean with respect to any Person, the Articles or Certificate of Incorporation, By-Laws, Articles of Organization, Operating Agreement or other organizational documents, as applicable, of such Person.

          1.1.12 "CLOSING VALUE OF THE PARENT COMMON STOCK" shall mean the average per share closing sale price of the Parent Common Stock on the Nasdaq SmallCap Market for the ten consecutive trading days immediately prior to the Business Day prior to the Closing Date.

          1.1.13 "COMMISSION" shall mean the Securities and Exchange Commission.

          1.1.14 "COMPANY COMMON STOCK" shall mean the common stock, no par value per share, of the Company.

          1.1.15 "COMPANY SERIES A PREFERRED STOCK" shall mean the Series A Preferred Stock, no par value per share, of the Company.

          1.1.16 "COMPANY STOCK" shall mean the Company Common Stock and the Company Series A Preferred Stock.

          1.1.17 "CONDITIONAL GUARANTY" shall mean the Conditional Guaranty dated as of August ___, 1999 by the Principal Shareholders to the Parent.

          1.1.18 "CONTRACT" shall mean any written or oral note, bond, debenture, mortgage, license, agreement, commitment, contract or understanding.

          1.1.19 "DGCL" shall mean the General Corporation Law of the State of Delaware.

          1.1.20 "EQUITY SECURITIES" shall mean (i) with respect to any Person that is a corporation, the capital stock and/or any Stock Equivalents of such Person, and (ii) with respect to any Person that is not a corporation, any and all partnership, limited liability company or other equity interests and/or any Stock Equivalents of such Person.

          1.1.21 "EMPLOYEE PLANS" with respect to any Person shall mean any plan, arrangement or Contract providing compensation or benefits to, for or on behalf of employees and/or directors of such Person, including, without limitation, employment, deferred compensation, retirement or severance Contracts; plans pursuant to which Equity Securities are issued, including, without limitation, stock purchase, stock option and stock appreciation rights plans; bonus, thrift, pension, savings, insurance, profit sharing, severance, loan guaranty, employee loan or incentive compensation plans or arrangements; and unemployment benefit, hospitalization or other medical, life, dental, vision, health care or other insurance plans and policies.

          1.1.22 "EXPLOIT" shall mean manufacture, advertise, license, market, merchandise, promote, publicize, sell, use, supply or distribute, and "EXPLOITATION" and "EXPLOITED" shall have correlative meanings.

          1.1.23 "GAAP" shall mean generally accepted accounting principles, consistently applied.

          1.1.24 "GONZALEZ EMPLOYMENT AGREEMENT" shall mean that certain employment agreement between the Company and Carlos Gonzalez in the form of
EXHIBIT 1.1.24 attached hereto.

          1.1.25 "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          1.1.26 "HOLTORF EMPLOYMENT AGREEMENT" shall mean that certain employment agreement between the Company and Holtorf in the form of EXHIBIT
1.1.26 attached hereto.

          1.1.27 "MERGER SHARES" shall mean 7,375,000 shares of Parent Common Stock, subject to adjustment as provided in SECTION 2.10.

          1.1.28 "LAW" shall mean any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority, including, without limitation, any judicial or administrative order, consent, decree or judgment; PROVIDED that for purposes of SECTION 4.15 and 4.17, "Laws" shall be limited to federal and California Laws.

          1.1.29 "LIEN" shall mean any liens, options, security interests, pledges or other encumbrances, proxies, voting trusts, voting agreements, judgments, charges, escrows, rights of first refusal or first offer, indentures, claims or transfer restrictions, whether arising by Contract or operation of law.

          1.1.30 "NON-DISCLOSURE AGREEMENTS" shall mean those certain non-disclosure agreements entered into by the employees of the Company and the Parent, each in the form of EXHIBIT 1.1.30 attached hereto.

          1.1.31 "ORDER" shall mean any Law, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent).

          1.1.32 "OUTSTANDING COMPANY SHARES" shall mean the sum of the total number of shares of Company Common Stock and the total number of shares of Company Series A Preferred Stock issued and outstanding immediately prior to the Closing.

          1.1.33 "PARENT COMMON STOCK" shall mean the common stock, par value $0.001 per share, of the Parent.

          1.1.34 "PARENT SEC REPORTS" shall mean each form, report, schedule, registration statement and definitive proxy statement filed by the Parent with the Commission since January 1, 1998.

          1.1.35 "PERSON" shall mean an individual or a partnership, corporation, trust, association, limited liability company, Governmental Authority or other entity.

          1.1.36 "PROXY STATEMENT" shall mean the proxy statement to be filed by the Parent with the Commission in connection with the Parent Stockholders Meeting.

          1.1.37 "PARENT STOCKHOLDERS MEETING" mean the Parent's special meeting of stockholders to be held after the mailing of the definitive Proxy Statement in accordance with SECTION 7.5.2, at which meeting, among other things, the Parent will seek the Parent Stockholders Approval.

          1.1.38 "PARENT STOCKHOLDERS APPROVAL" shall mean the approval by the stockholders of the Parent, in accordance with the DGCL and the rules of the Nasdaq Stock Market, of all matters which are required to be approved by the Parent's stockholders in connection with the issuance of the Merger Shares in the Merger and the other transactions contemplated hereby.

          1.1.39 "SOFTWARE" shall mean the Company's Maximillian software.

          1.1.40 "STOCK EQUIVALENTS" of any Person shall mean options, warrants, calls, rights, commitments, convertible securities and other securities or interests pursuant to which the holder, directly or indirectly, has the right to acquire (with or without additional consideration) capital stock, partnership interests, membership interests or other equity interests of such Person.

          1.1.41 "SUBSIDIARY" of any Person shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by such Person.

          1.1.42 "TAX" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including, without limitation, any interest, penalty, or addition thereto, whether disputed or not.

          1.1.43 "TAX LIABILITIES" shall mean all Liabilities related to Taxes.

          1.1.44 "TAX RETURN" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          1.1.45 "TRANSACTION CONTRACTS" shall mean this Agreement, the Bridge Loan Promissory Note, the Cerna Employment Agreement, the Gonzalez Employment Agreement, the Holtorf Employment Agreement, the Conditional Guaranty, the Non-Competition Agreements, the Non-Disclosure Agreements, the Rule 145 Affiliate Letters and each other Contract or instrument executed and delivered by any party hereto in connection with the transactions contemplated by this Agreement.

          1.1.46 "TRANSACTION EXPENSES" of a party hereto shall mean all costs and expenses incurred by or on behalf of such party in connection with, arising out of or relating to this Agreement and the transactions contemplated hereby, including, without limitation, all legal fees and costs, all broker, finder, investment banker, appraiser and similar fees and costs, and all costs and expenses of other experts and advisors.

          1.1.47 "TRANSFER" shall mean sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration, and "TRANSFERRED" shall have a correlative meaning.

     1.2 OTHER DEFINITIONS. The following terms shall have the meanings given the terms in the Sections set forth below:



                 TERM                                    SECTION

                 "Acquisition Proposal"                    7.4

                 "Affiliate Letter"                        7.7

                 "California Secretary of State"           2.2

                 "Certificate"                             2.5.4

                 "Certificate of Merger"                   2.2

                 "Claim"                                   11.5

                 "Claim Notice"                            11.5

                 "Closing"                                 3

                 "Common Merger Consideration"             2.5.2

                 "Company Disclosure Schedule"             4

                 "Company Financial Schedule"              4.6

                 "Company Indemnified Party"               11.4

                 "Damages"                                 11.2

                 "Delaware Secretary of State"             2.2

                 "Direct Claim"                            11.5

                 "Effective Time"                          2.2

                 "Executive Committee"                     10.2.3

                 "Indemnified Party"                       11.5

                 "Indemnifying Party"                      11.5

                 "Investor Letter"                         7.11

                 "Letter of Transmittal"                   2.6.1

                 "Liabilities"                             4.7

                 "Listed Securities"                       6.15

                 [provisions intentionally deleted]

                 "Material Contracts"                      4.11.2

                 "Merger"                                  2.1

                 "Merger Consideration"                    2.5.2

                 "Merger Share Transfer Agreement"         7.12

                 "NonCompetition Agreements"               8.7

                 "Parent Disclosure Schedule"              6

                 "Notices"                                 14.1



                                      A-6


                 "Parent Financial Statements"             6.9

                 "Parent Indemnified Party"                11.2

                 "Permits"                                 4.16

                 "Rule 145 Affiliates"                     7.7

                 "Surviving Corporation"                   2.1

                 "Third Party Claim"                       11.5


     1.3 CONSTRUCTION OF CERTAIN TERMS AND PHRASES. Unless the context otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the term "Section" refers to the specified Section of this Agreement; (e) the terms "and" and "or" include the term "and/or" when the context is appropriate; and (f) the phrase "ordinary course of business" refers to the business and practice of the Person specified. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Whenever this Agreement refers to an Exhibit or Schedule attached hereto, the Exhibit or Schedule shall be deemed to be incorporated by reference herein.

2. THE MERGER.

     2.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the DGCL and the CGCL, Merger Sub shall be merged with and into the Company in accordance with this Agreement (the "MERGER") and the separate existence of Merger Sub shall cease. The Company shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "SURVIVING CORPORATION").

     2.2 FILINGS; EFFECTIVE TIME OF THE MERGER. On the Closing Date, Merger Sub and the Company shall cause the Merger to be consummated by executing, delivering and filing a certificate of merger with the Secretary of State of the State of Delaware (the "DELAWARE SECRETARY OF STATE") in accordance with Section 252 of the DGCL and an agreement of merger with the Secretary of State of the State of California (the "CALIFORNIA SECRETARY OF STATE") in accordance with
Section 1108 of the CGCL. The parties shall on the Closing Date file such other documents with the Delaware Secretary of State and the California Secretary of State as may be required by the provisions of the DGCL and the CGCL and as are necessary to cause the Merger to become effective. The Merger shall become effective when the certificate of merger, the agreement of merger and such other necessary documents are so filed with the Delaware Secretary of State and the California Secretary of State, as applicable, or at such other time thereafter as provided in the certificate of merger and the agreement of merger. The time at which the Merger becomes effective is herein referred to as the "EFFECTIVE TIME."

     2.3 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the DGCL and the CGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective

Time, all of the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     2.4 THE SURVIVING CORPORATION.

          2.4.1 ARTICLES OF INCORPORATION. At the Effective Time, the Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation.

          2.4.2 BYLAWS. At the Effective Time, the Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

          2.4.3 DIRECTORS AND OFFICERS. At and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws, Cerna, Holtorf, two individuals to be designated by the Parent not later than two Business Days prior to the Effective Time, and one individual to be mutually designated by the Parent, Cerna and Holtorf not later than two Business Days prior to the Effective Time shall be the directors of the Surviving Corporation. At and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws, the officers of the Company in office immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

     2.5 CONVERSION OF CAPITAL STOCK OF THE MERGER SUB AND THE COMPANY.

          2.5.1 At the Effective Time, each issued and outstanding share of common stock, par value $0.001 per share, of Merger Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

          2.5.2 At the Effective Time, each issued and outstanding share of Company Common Stock and each issued and outstanding share of Company Series A Preferred Stock shall be converted into the right to receive that number of validly issued, fully paid and non-assessable shares of Parent Common Stock (including any fractional share, subject to SECTION 2.5.3) as is equal to the Merger Shares divided by the Outstanding Company Shares (the "MERGER CONSIDERATION").

          2.5.3 No fractional shares of Parent Common Stock will be issued in the Merger, but in lieu thereof, any holder of Company Stock who would otherwise be issued a fractional share of Parent Common Stock after aggregating all of the shares of the Parent Common Stock otherwise issuable to such holder of Company Stock in the Merger, shall be paid cash equal to the value of such fractional share, based on a per share value of the Parent Common Stock of $2.05.

          2.5.4 As a result of the Merger and without any action on the part of the holders thereof, at the Effective Time, all shares of Company Common Stock and Company Series A Preferred Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of shares of Company Common Stock and Company Series A Preferred Stock shall thereafter cease to have any rights with respect to such shares of Company

Common Stock and Company Series A Preferred Stock, except the right to receive, without interest, the Common Merger Consideration or the Preferred Merger Consideration, as applicable, and cash for fractional shares of Parent Common Stock in accordance with SECTION 2.5.3 upon the surrender of a certificate that, immediately prior to the Effective Time, represented an outstanding share or shares of Company Common Stock or Company Series A Preferred Stock (in each such case, a "CERTIFICATE").

          2.5.5 Notwithstanding anything contained in this SECTION 2.5 to the contrary, each share of Company Stock issued and held in the Company's treasury immediately prior to the Effective Time, and each share of Company Stock owned by the Parent or Merger Sub immediately prior to the Effective Time, shall, by virtue of the Merger, cease to be outstanding and shall be cancelled and retired and shall cease to exist without payment of any consideration therefor.

     2.6 DELIVERY OF CONSIDERATION.

          2.6.1 As soon as reasonably practicable after the Effective Time, the Parent shall mail to each holder of record of Company Stock immediately prior to the Effective Time (i) a letter of transmittal (a "LETTER OF TRANSMITTAL") (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Parent and shall be in such form and have such other customary provisions as the Parent may reasonably specify), and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration with respect to the shares of Company Stock formerly represented thereby.

          2.6.2 Upon surrender of a Certificate for cancellation to the Parent or to any agent or agents as may be appointed by the Parent, together with a Letter of Transmittal, duly completed and executed, and such other documents as the Parent or any such agent may reasonably request, the holder of such Certificate shall be entitled to receive in exchange therefor, (i) a certificate representing the number of Merger Shares which such holder has the right to receive pursuant to the provisions of this SECTION 2, and (ii) a check of the Parent in an amount equal to the cash, if any, which such holder has the right to receive pursuant to SECTION 2.5.3 (in each case, less the amount of any required withholding taxes), and the Certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this SECTION 2.6.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration with respect to the shares of Company Stock formerly represented thereby.

     2.7 TERMINATION OF COMPANY STOCK EQUIVALENTS. All Stock Equivalents of the Company outstanding immediately prior to the Closing shall be terminated in accordance with their terms and shall be of no further force or effect as of the Closing Date.

     2.8 CLOSING OF TRANSFER BOOKS. At and after the Effective Time, transfers of the shares of Company Stock outstanding immediately prior to the Effective Time shall not be made on the stock transfer books of the Company.

     2.9 LOST CERTIFICATES. Notwithstanding the provisions of SECTION 2.6, in the event any Certificate representing Company Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and an agreement to indemnify the Parent against any claim that may be made against it with respect to such Certificate, the Parent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration into which such Company Stock would have been converted and any fractional payment due in connection therewith pursuant to SECTION 2.5.3.

     2.10 ADJUSTMENTS TO MERGER SHARES.

          2.10.1 If the Closing Value of the Parent Common Stock is less than $1.75 per share, then, and in such event, that number of shares of Parent Common Stock (rounded up to the nearest whole share) as is equal to the amount determined by (i) subtracting the Closing Value of the Parent Common Stock from $1.93, (ii) multiplying the difference by 7,250,000, and (iii) dividing the result by the Closing Value of the Parent Common Stock shall be added to the Merger Shares.

          2.10.2 If the Parent purchases any shares of the Company Series A Preferred Stock pursuant to SECTION 7.13, that number of shares of Parent Common Stock (rounded up to the nearest whole share) as is equal to the amount determined by dividing the total cash amount paid by the Parent in purchasing such shares of Company Series A Preferred Stock by $1.93 shall be subtracted from the Merger Shares.

3. CLOSING. The Closing of the Merger (the "CLOSING") shall, unless another date or place is agreed to in writing by the parties, take place at the offices of Troop Steuber Pasich Reddick & Tobey, LLP, 2029 Century Park East, 24th Floor, Los Angeles, California 90067 on October 31, 1999 or such later date as is the fifth Business Day after the satisfaction or waiver of all conditions precedent to the Merger. The date and time of the Closing is referred to in this Agreement as the "CLOSING DATE."

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPAL SHAREHOLDERS. Except as set forth in the amended disclosure schedule delivered by the Company to the Parent concurrently with the execution and delivery of this Agreement, which schedule shall refer to the relevant Sections of this Agreement (the "COMPANY DISCLOSURE SCHEDULE"), the Company and the Principal Shareholders, jointly and severally, represent and warrant to the Parent and Merger Sub as follows (the representations and warranties contained in this SECTION 4 being the only representations and warranties of the Company contained in this Agreement):

     4.1 ORGANIZATION, STANDING AND POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. True and correct copies of the Charter Documents of the Company have been delivered to the Parent.

     4.2 AUTHORITY; ENFORCEABILITY; EFFECT OF AGREEMENT.

          4.2.1 The Company has full corporate power and corporate authority to enter into, execute and deliver each Transaction Contract to which it is a party and perform its obligations thereunder. Subject to the approval of the Company's shareholders, each Transaction Contract to which the Company is a party has been duly authorized by all necessary corporate action of the Company. This Agreement has been, and at the Closing each other Transaction Contract to which the Company is a party will be, duly executed and delivered by the Company. Assuming each

Transaction Contract to which the Parent or Merger Sub is a party is duly executed and delivered by Parent and Merger Sub, respectively, this Agreement constitutes and, at the Closing, each other Transaction Contract to which the Company is a party will constitute, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

          4.2.2 The execution and delivery by the Company of each Transaction Contract to which it is a party do not, and compliance by the Company with the provisions of each such Transaction Contract will not, (A) conflict with or result in a breach or default under the Charter Documents of the Company or any of the terms, conditions or provisions of any Contract to which the Company is a party or otherwise bound, or to which any property or asset of the Company is subject; (B) violate any Law applicable to the Company; or (C) result in the creation or imposition of any Lien on any asset of the Company.

     4.3 CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock and 4,000,000 shares of Company Series A Preferred Stock. The Company Disclosure Schedule lists the name and the place of residence of each of the holders of the Company's outstanding Equity Securities and the class, number and material terms of such Equity Securities held by each such holder (including, without limitation, all Stock Equivalents) and the consideration provided to the Company by the holder for such securities. Other than as set forth in the Company Disclosure Schedule, there are no issued or outstanding Equity Securities of the Company or any subscription rights (including preemptive rights), calls or Contracts obligating the Company now or at any time in the future to issue Equity Securities. All of the outstanding shares of Company Stock have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or any Federal or state securities laws.

     4.4 SUBSIDIARIES. The Company does not have any direct or indirect Subsidiaries and does not own of record or beneficially any Equity Securities of any Person.

     4.5 NO CONSENTS REQUIRED. There are no approvals, authorizations, consents, orders or other actions of, or filings or registrations with, any Person that are required to be obtained or made by the Company in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement, other than the approval of the Company's shareholders of this Agreement and the transactions contemplated hereby and the filings with the Delaware Secretary of State and the California Secretary of State set forth in
SECTION 2.2.

     4.6 FINANCIAL SCHEDULE. SECTION 4.6 of the Company Disclosure Schedule (the "COMPANY FINANCIAL SCHEDULE") accurately sets forth the accounts receivable and the liabilities of the Company as of August 31, 1999.

     4.7 LIABILITIES. The Company does not have any obligations or liabilities (direct or indirect, matured or unmatured, absolute, accrued, contingent or otherwise) whether or not required by GAAP to be reflected or reserved against on a balance sheet ("LIABILITIES") other than (a) Liabilities set forth on the Company Financial Schedule, or (b) Liabilities incurred in the ordinary course of business consistent with past practice since August 31, 1999. None of the Liabilities described above relates to or has arisen out of a breach of Contract, breach of warranty, tort or infringement by or against the Company or any claim or Action involving the Company.

     4.8 ABSENCE OF CERTAIN CHANGES AND EVENTS. Since June 30, 1999, the Company has conducted its business only in the ordinary course of business consistent with past practice and there has not been any:

          4.8.1 material adverse change in the Business Condition of the Company;

          4.8.2 purchase, redemption, retirement or other acquisition by the Company of any Equity Securities of the Company;

          4.8.3 declaration or payment of any dividend or other distribution by the Company on any of its Equity Securities;

          4.8.4 increase by the Company in the compensation payable or to become payable by the Company to any director, officer or employee of the Company in excess of $5,000 individually or $15,000 in the aggregate;

          4.8.5 payments or distributions to employees, officers or directors of the Company except such amounts as constitute currently effective compensation for services rendered, or reimbursement for reasonable, ordinary and necessary out-of-pocket business expenses;

          4.8.6 hiring or termination of any employee who has an annual salary in excess of $40,000;

          4.8.7 discharge of any Liability except in the usual and ordinary course of business in accordance with past practices, or prepayment of any Liability or Liabilities which, in the aggregate, exceed $50,000;

          4.8.8 Transfer or lease of any assets to, or entry into any Contract with, any shareholder of the Company or any officer or director of the Company (other than payment of salaries to officers in the ordinary course of business and consistent with past practice) or any of their respective Affiliates;

          4.8.9 revaluation of any assets of the Company, including, without limitation, any write off of any material asset as unusable or obsolete or for any other reason;

          4.8.10 change in accounting methods, principles and practices employed by the Company;

          4.8.11 material change in the conduct or nature of any aspect of the business of the Company;

          4.8.12 casualty, damage, destruction or loss, or interruption of use of any assets or property (whether covered by insurance or not) in excess of $50,000 individually or in the aggregate or which otherwise has had a material adverse effect on the Business Condition of the Company;

          4.8.13 Transfer or lease of any assets, except for Transfers of cash applied in the payment of the Company's Liabilities in the ordinary course of business consistent with past practice;

          4.8.14 research and development or capital expenditures by the Company in an amount which exceeds $50,000 in the aggregate;

          4.8.15 borrowing of money other than in the ordinary course of business consistent with past practice or issuance or sale of any bonds, debentures, notes or other corporate securities of any class, including without limitation, those evidencing borrowed money, or prepayment or acceleration of any payments under any of the foregoing, or otherwise making of any payments in respect thereof other than in accordance with regularly scheduled payments;

          4.8.16 cancellation, without full payment, of any note, loan or other obligation owing to the Company;

          4.8.17 any amendment or termination of any Contract which would be a Material Contract if such Contract were in effect as of the date of this Agreement, other than in the ordinary course of business consistent with past practice;

          4.8.18 issuance or sale of any Equity Securities of the Company; or

          4.8.19 without limitation by the enumeration of the foregoing, entry into any Contract with respect to any of the foregoing or entry into any material transactions other than in the ordinary course of business consistent with past practice.

     4.9 TITLE TO PROPERTIES; ABSENCE OF ENCUMBRANCES.

          4.9.1 The Company Disclosure Schedule contains a correct and complete list of the real properties leased or occupied by the Company as of the date hereof. The Company owns no real properties.

          4.9.2 The Company enjoys peaceful and undisturbed possession to the real property covered by all of the leases under which it is operating. All of such leases are valid, subsisting and in full force and effect, and the Company is not in breach or default of any such lease.

          4.9.3 All material items of tangible personal property owned or leased by the Company in the ordinary course of its business are in good operating condition, ordinary wear and tear excepted.

          4.9.4 The Company has good and marketable title to or a valid right to use all its properties and assets, free and clear of any and all Liens.

     4.10 ACCOUNTS RECEIVABLE. The Company Financial Schedule sets forth a true and complete schedule and description of the accounts receivable of the Company as of August 31,

1999, including, without limitation, the names and addresses of the account debtors, the balance amount and aging as of the date indicated therein. The accounts receivable, whether reflected on the Company Financial Schedule or subsequently created, and all books, records and documents relating to such accounts receivable, are genuine and accurate. All accounts receivable of the Company, whether reflected on the Company Financial Schedule or subsequently created: (A) constitute bona fide and valid rights of the Company to collect payments from other Persons; (B) represent credit extended in a manner consistent with the Company's trade practices; (C) are not subject to any defense, counterclaim or offset; and (D) except for reserves for bad debts set forth in the Company Financial Schedule, are fully collectable within 60 days of the respective dates on which such accounts receivable were billed. The Company has not sold, assigned, subjected to Liens or otherwise disposed of any of its accounts receivables.

     4.11 MATERIAL CONTRACTS.

          4.11.1 The Company Disclosure Schedule identifies each written Material Contract and summarizes the material terms of each Material Contract that is not in writing. True and correct copies of each Material Contract, including, without limitation, all amendments and modifications thereof and waivers thereunder, have been delivered to the Parent or its counsel. Each Material Contract is in full force and effect, and is the valid and binding obligation of each party thereto. The Company has performed all of its obligations required to be performed by it to date under each Material Contract, and the Company is not in breach of or default under any Material Contract, and no event has occurred or circumstance exists which, with notice or lapse of time or both, would constitute a breach of or default by the Company under any Material Contract. To the Best Knowledge of the Company, each party to each Material Contract other than the Company has performed all of the obligations required to be performed by such party to date under the Material Contract and is not in breach of or in default under the Material Contract, and no event has occurred or circumstance exists which, with notice or lapse of time or both, would constitute a breach of or default by such party under the Material Contract.

          4.11.2 For purposes of this Agreement, "MATERIAL CONTRACTS" shall mean the following Contracts to which the Company is a party or otherwise bound:

          4.11.2.1 each Contract pursuant to which the Company provides services to any customer of the Company;

          4.11.2.2 employment, management, consulting and other Contracts with any current or former officer, director, employee or consultant or with any entity in which any of the foregoing is an owner, officer, director, employee or consultant;

          4.11.2.3 Contracts for the purchase or sale of any materials, products, services or supplies (i) calling (individually or together with any related Contracts) for a purchase price or payment by the Company in any one year of more than $50,000 or (ii) which are not one-time purchase orders and cannot be canceled or terminated by the Company without liability, premium or penalty on one month's or less notice;

          4.11.2.4 leases, conditional sales Contracts, licenses and other agreements under which the Company uses any tangible personal property (including, without limitation, all computer and peripheral and other related equipment and devices) to which any Company security holder or officer or director of the Company or their respective Affiliates is a party or with respect to which there are remaining payment obligations which exceed $50,000 in the aggregate;

          4.11.2.5 each Contract (1) under which the benefits cannot be retained upon the consummation of the transactions contemplated by this Agreement without the written consent or approval of other Person(s), (2) under which there will be a default as a result of the consummation of the transactions contemplated by this Agreement unless any Person(s) provide written consent or approval or (3) which would require the making of any payment, other than payments as contemplated by this Agreement, to any employee of the Company or to any other Person as a result of the consummation of the transactions contemplated herein;

          4.11.2.6 Contracts with customers or suppliers for the sharing of fees, the rebating of charges or other similar arrangements;

          4.11.2.7 Contracts relating to either (i) the acquisition by the Company of any operating business or substantially all of the assets of a third party or (ii) the purchase or Transfer of any tangible or intangible assets of the Company other than in the ordinary and usual course of business;

          4.11.2.8 Contracts containing covenants or restrictions limiting in any way the freedom of the Company to compete in any line of business or with any Person in any geographical area or for any period of time;

          4.11.2.9 Contracts requiring the payment to any Person of an override or similar commission or royalty or fee;

          4.11.2.10 guarantees, performance bid or completion bonds, or other Contracts of suretyship or indemnification;

          4.11.2.11 trade secret, confidentiality or similar Contracts;

          4.11.2.12 joint venture, operating, shareholder and partnership Contracts;

          4.11.2.13 loan agreements, notes, security agreements, mortgages, debentures, indentures, factoring agreements or letters of credit;

          4.11.2.14 sales representative, distribution, franchise, advertising and similar Contracts;

          4.11.2.15 license Contracts;

          4.11.2.16 each Contract providing the Company the right to use or Exploit the intellectual property of any Person; and

          4.11.2.17 service Contracts affecting the Company's assets where the service charge is in excess of $50,000 in the aggregate or is not terminable on 30 days or less notice with a payment of no more than $5,000.

     4.12 SOFTWARE. The Company owns the Software free and clear of any claims of Cerna, Anthony Cerna or Carlos Gonzalez. The Software is accurately described in Attachment B and the files containing the complete source code to the Software are listed in Attachment C to the Assignment of Rights to Software executed by Anthony Cerna and Carlos Gonzalez on April 10, 1999. To the Best Knowledge of the Company, the Company's Exploitation of the Software does not infringe upon the rights of any Person.

     4.13 ACTIONS. There is no Action pending or, to the Best Knowledge of the Company, threatened, in law or in equity, against the Company or any of its officers or directors with respect to or affecting the Business Condition of the Company or related to the consummation of the transactions contemplated hereby. To the Best Knowledge of the Company, there are no facts which, if known by a potential claimant or Governmental Authority, would be reasonably likely to give rise to a Claim which, if asserted or conducted with results unfavorable to the Company, would have a material adverse effect on the Business Condition of the Company or on the consummation of the transactions contemplated hereby. The Company is not a party to, or bound by, any decree, order or arbitration award (or Contract entered into in any administrative, judicial or arbitration proceeding with any Governmental Authority) with respect to or affecting its Business Condition.

     4.14 BROKERS. The Company has not retained or otherwise engaged or employed any broker, finder or any other Person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other Person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

     4.15 COMPLIANCE WITH APPLICABLE LAW. To the Best Knowledge of the Company, the Company has complied and is in compliance with all applicable Laws. No investigation by any Governmental Authority of any alleged violation or noncompliance with any Law is pending or, to the Best Knowledge of the Company, threatened.

     4.16 PERMITS. The Company Disclosure Schedule lists all federal, state, local and foreign governmental franchises, licenses, approvals, authorizations and permits ("PERMITS") issued by any Governmental Authority to the Company. To the Best Knowledge of the Company, each of such Permits is in full force and effect. The Company has all Permits and other rights that are required in order to conduct its business as presently conducted. No violation of any of such Permits has occurred and no Action is pending or, to the Best Knowledge of the Company, threatened to revoke or restrict any of such Permits.

     4.17 EMPLOYEES. With respect to employees of the Company:

          4.17.1 To the Best Knowledge of the Company, the Company is and has been in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, any such Laws respecting employment discrimination, sexual harassment, occupational safety and health, immigration status, and unfair labor practices. There are no pending or, to the Best Knowledge of the Company, threatened unfair labor practice charges or employee grievance charges.

          4.17.2 There is no request for union representation, labor strike, dispute, slowdown or stoppage pending or, to the Best Knowledge of the Company, threatened against or directly affecting the Company.

          4.17.3 At the Closing Date, the Company shall have no Liabilities to any of its past or current employees or any Persons who have provided consulting, advisory or similar services to the Company, other than liabilities reflected, reserved against or otherwise disclosed in the Company Financial Schedule.

          4.17.4 No grievance or arbitration proceeding arising out of or under collective bargaining agreements to which the Company is a party or otherwise bound is pending and no claims therefor exist before any Governmental Authority.

          4.17.5 The employment of each employee of the Company is terminable at will without cost to the Company except for payment of accrued salaries or wages and vacation pay.

          4.17.6 There is no collective bargaining agreement or other Contract that is binding on the Company with respect to collective bargaining with any union or group of employees.

          4.17.7 The Company has not experienced any work stoppage.

          4.17.8 The Company Disclosure Schedule contains a true and complete list of all employees who were employed by the Company as of September 13, 1999, and such list correctly reflects their salaries, wages, other compensation, dates of employment and positions. To the Best Knowledge of the Company, no employee of the Company presently intends to terminate his or her employment with the Company.

     4.18 EMPLOYEE BENEFITS. The Company Disclosure Schedule sets forth a list of all Employee Plans of the Company. All Employee Plans of any kind or nature maintained by or on behalf of the Company comply with and are and have been operated in material compliance with all applicable Laws. None of such plans are subject to regulation under the Employment Retirement Income Security Act of 1974, as amended.

     4.19 TAX MATTERS.

          4.19.1 The Company has filed all Tax Returns that it has been required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid. No claim has ever been made by a Governmental Authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

          4.19.2 The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

          4.19.3 To the Best Knowledge of the Company, no Governmental Authority is expected to assess any additional Taxes for any period for which Tax Returns have been filed. There is no pending or, to the Best Knowledge of the Company, threatened dispute or claim of any Governmental Authority relating to any Tax Liability of the Company.

          4.19.4 The unpaid Taxes of the Company (A) did not, as of August 31, 1999, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Company Financial Schedule and (B) do not exceed that reserve as adjusted for the passage of time from August 31, 1999 through the Closing Date in accordance with prudent business practice.

     4.20 OTHER RELATIONSHIPS. None of the shareholders of the Company or any of their respective Affiliates has any interest (other than as a noncontrolling holder of securities of a publicly traded company), either directly or indirectly, in any Person (whether as an employee, officer, director, shareholder, partner, member, agent, independent contractor, security holder, creditor, consultant, or otherwise) that presently (i) provides any services or designs, produces and/or sells any products or product lines, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Company is now engaged; (ii) is a supplier of, customer of, creditor of, or has an existing contractual relationship with the Company; or (iii) has any direct or indirect interest in any asset or property used by the Company or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the business of the Company. No current or former stockholder, director, officer or employee of the Company nor any Affiliate of any such Person is at present or at any prior time has been, directly or indirectly through his affiliation with any other Person, a party to any transaction (other than as an employee) with the Company providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such Person.

     4.21 CONFLICTS OF INTEREST. No shareholder of the Company nor any officer, employee, agent or any other Person acting on behalf of the Company or any shareholder of the Company has, directly or indirectly, given or agreed to give or receive any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to or from any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Authority or other Person who was, is, or may be in a position to help or hinder the business of the Company (or assist in connection with any actual or proposed transaction therewith) which (i) might subject the Company to any Damages in any Action, (ii) if not given in the past, might have had a material adverse effect on the Business Condition of the Company or (iii) if not continued in the future, might have a material adverse effect on the Business Condition of the Company.

     4.22 INSURANCE. The Company has in full force and effect insurance with respect to its assets and businesses against such casualties and contingencies and of such types and forms and to such extent as is customary in the case of Persons engaged in its businesses and in its areas. The Company Disclosure Letter contains a true and correct list of all insurance policies maintained by the Company and a general description of such policies.

     4.23 SEVERANCE PAYMENTS. The Company is not a party to any Contract and has no policy providing for severance or termination payments to any officer, director, consultant or employee.

     4.24 MATERIAL MISSTATEMENTS AND OMISSIONS; PROXY STATEMENT. No representations and warranties by the Company in this Agreement, or any exhibit, schedule or certificate furnished by the Company to the Parent pursuant to this Agreement, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The information supplied or to be supplied by the Company for inclusion in the Parent Proxy Statement, including any amendments and supplements thereto, will not, at the date mailed to the Parent's stockholders or at the time of the Parent Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied or to be supplied by the Company for inclusion in the Parent Proxy Statement, including any amendments and supplements thereto, will not, at the date mailed to the Parent's stockholders or at the time of the Parent Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SHAREHOLDERS. Each Principal Shareholder, severally and not jointly, represents and warrants to the Parent and Merger Sub as follows (the representations and warranties contained in SECTION 4 and this SECTION 5 being the only representations and warranties of the Principal Shareholders contained in this Agreement):

     5.1 AUTHORITY; ENFORCEABILITY; EFFECT OF AGREEMENT.

          5.1.1 Such Principal Shareholder has full power and authority to enter into, execute and deliver each Transaction Contract to which he is a party and perform his obligations thereunder. Each Transaction Contract to which such Principal Shareholder is a party has been duly authorized by all necessary action of such Principal Shareholder. This Agreement has been, and at the Closing each other Transaction Contract to which such Principal Shareholder is a party will be, duly executed and delivered by such Principal Shareholder. Assuming each Transaction Contract to which the Parent or Merger Sub is a party is duly executed and delivered by the Parent or Merger Sub, this Agreement constitutes and, at the Closing, each other Transaction Contract to which such Principal Shareholder is a party will constitute, a valid and legally binding obligation of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

          5.1.2 The execution and delivery by such Principal Shareholder of each Transaction Contract to which such Principal Shareholder is a party do not, and compliance by such Principal Shareholder with the provisions of each such Transaction Contract will not, (A) conflict with or result in a breach or default under any of the terms, conditions or provisions of any Contract to which such Principal Shareholder is a party or otherwise bound, or to which any property or asset of such Principal Shareholder is subject; (B) violate any Law applicable to such Principal Shareholder; or (C) result in the creation or imposition of any Lien on any asset of such Principal Shareholder.

     5.2 THE COMPANY STOCK. Such Principal Shareholder owns the shares of Company Stock set forth opposite his name in the Company Disclosure Letter, free and clear of all Liens. Such Principal Shareholder is not the beneficial owner (as determined pursuant to Rule 13d-3 of the Exchange Act) of any Company Stock except as set forth in SECTION 4.3 of the Company Disclosure Schedule. Such Principal Shareholder has not Transferred any shares of Company Stock.

     5.3 BROKERS. Such Principal Shareholder has not retained or otherwise engaged or employed any broker, finder or any other Person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other Person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

     5.4 NO CONSENTS REQUIRED. There are no approvals, authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by such Principal Shareholder in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement.

     5.5 ENTIRELY FOR OWN ACCOUNT. The Merger Shares to be received by such Principal Shareholder pursuant to the Merger will be acquired for investment for such Principal Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Principal Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Principal Shareholder has no Contract with any Person to sell, transfer or grant participations to such Person or to any third Person with respect to any of the Merger Shares that such Principal Shareholder will acquire pursuant to the Merger.

     5.6 DISCLOSURE OF INFORMATION. Such Principal Shareholder believes he has received all the information he considers necessary or appropriate for deciding whether to acquire the Merger Shares that he is acquiring pursuant to this Agreement. Such Principal Shareholder has had an opportunity to ask questions and receive answers from the Parent regarding the Merger Shares that such Principal Shareholder is acquiring pursuant to the Merger and the Business Condition of the Parent.

     5.7 INVESTMENT EXPERIENCE. Such Principal Shareholder can bear the economic risk of his investment in the Merger Shares that he is acquiring pursuant to the Merger, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Merger Shares that he is acquiring pursuant to this Agreement.

     5.8 RESTRICTED SECURITIES. Such Principal Shareholder understands that the Merger Shares that he is acquiring pursuant to this Agreement are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Parent in a transaction not involving a public offering and that under such laws and applicable regulations such Merger Shares may be resold without registration under the Securities Act only in certain limited circumstances. Such Principal Shareholder represents that he is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

6. REPRESENTATIONS AND WARRANTIES OF THE PARENT. Except as set forth in the amended disclosure schedule delivered by the Parent to the Company and the Principal Shareholders concurrently with the execution and delivery of this Agreement, which schedule shall refer to the relevant Sections of this Agreement (the "Parent Disclosure Schedule"), the Parent hereby represents and warrants to the Company and the Principal Shareholders as follows (the representations and warranties contained in this SECTION 6 and, as of the Closing Date, those made expressly in SECTIONS
9.3 and 9.10, being the only representations and warranties of the Parent and Merger Sub contained in this Agreement):

     6.1 ORGANIZATION, STANDING AND POWER. Each of the Parent and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. Each of the Parent and its Subsidiaries is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction where the nature of its properties owned or held under lease or the nature of the business conducted by it make such qualification necessary.

     6.2 AUTHORITY; ENFORCEABILITY; EFFECT OF AGREEMENT.

          6.2.1 Each of the Parent and Merger Sub has full corporate power and corporate authority to enter into, execute and deliver each Transaction Contract to which it is a party and perform its obligations thereunder. Subject to the Parent Stockholders Approval, each Transaction Contract to which the Parent or Merger Sub is a party has been duly authorized by all necessary corporate action of the Parent or Merger Sub, respectively. This Agreement has been, and at the Closing each other Transaction Contract to which the Parent or Merger Sub is a party will be, duly executed and delivered by the Parent or Merger Sub, respectively. Assuming each Transaction Contract to which the Company or any Principal Shareholder is a party is duly executed and delivered by the Company or such Principal Shareholder to the extent they are parties thereto, this Agreement constitutes and, at the Closing, each other Transaction Contract to which the Parent or Merger Sub is a party will constitute, a valid and legally binding obligation of the Parent or Merger Sub, respectively, enforceable against the Parent and Merger Sub, respectively, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

          6.2.2 The execution and delivery by each of the Parent and Merger Sub of each Transaction Contract to which it is a party do not, and compliance by each of the Parent and Merger Sub with the provisions of each such Transaction Contract will not, (A) conflict with or result in a breach or default under the Charter Documents of the Parent or Merger Sub or any of the terms, conditions or provisions of any Contract to which the Parent or Merger Sub is a party or otherwise bound, or to which any property or asset of the Parent or Merger Sub is subject; (B) violate any Law applicable to the Parent or Merger Sub; or (C) result in the creation or imposition of any Lien on any asset of the Parent or Merger Sub.

     6.3 CAPITALIZATION. The authorized, issued and outstanding capital stock of the Parent as of October 28, 1999 is set forth in SECTION 6.3 of the Parent Disclosure Schedule. Other than as set forth in SECTION 6.3 of the Parent Disclosure Schedule, as of October 28, 1999 there were no issued or outstanding shares of the Equity Securities of the Parent or any subscription rights (including preemptive rights), calls or Contracts obligating the Parent now or at any time in the future to issue shares of its Equity Securities. All of the outstanding shares of Parent Stock have been duly authorized, validly issued, fully paid and non-assessable and not issued in violation of any preemptive rights or any Federal or state securities laws. On January 19, 1999, Parent entered into an agreement (the "Grosso/Jacobson Agreement") with Salvatore A. Grosso ("Grosso"), Lawrence Jacobson ("Jacobson"), SAG Productions, Inc., Lawrence Jacobson Associates, Inc. and Grosso/Jacobson Communications, Inc. pursuant to which Grosso and Jacobson agreed to return to Parent certain shares of Parent Common Stock to Parent. As of October 28, 1999, Parent has received an aggregate of 333,333 shares of Parent Common Stock from Grosso and Jacobson, all of which have been retired as treasury stock and none of which have been reissued. Pursuant to the terms of the Grosso/Jacobson Agreement, Parent expects to receive an additional 666,667 shares of Parent Common Stock from Grosso and Jacobson.

     6.4 DIRECTORS. The Charter Documents of the Parent authorize a Board of Directors of the Parent consisting of up to nine members and provide that each Parent director is elected by the stockholders at each annual meeting of the stockholders.

     6.5 NO CONSENTS REQUIRED. There are no approvals, authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by either of the Parent or Merger Sub in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement.

     6.6 VALIDITY OF MERGER SHARES. Upon delivery of the certificates for the Merger Shares pursuant to the terms of this Agreement, due countersignature of the certificates by the Parent's transfer agent and delivery to the Company Shareholders receiving Merger Shares pursuant to this Agreement, the Merger Shares to be issued by the Parent represented thereby will be duly authorized and validly issued, fully paid and nonassessable.

     6.7 BROKERS. Other than Jeffrey Marcus (whose fee in connection with the Merger will not exceed $280,000, payable in cash or shares of Parent Common Stock at the Parent's election), neither the Parent nor Merger Sub has retained or otherwise engaged or employed any broker, finder or any other person for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby for which either of the Parent or Merger Sub could be responsible.

     6.8 SEC REPORTS. As of their respective dates, each of the Parent SEC Reports complied as to form in all material respects with the requirements applicable thereto and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in the Parent SEC Reports, since March 31, 1999 there has not occurred any change or event which has resulted in a material adverse effect on the Business Condition of the Parent and its Subsidiaries taken as a whole.

     6.9 FINANCIAL STATEMENTS. The books, accounts and records of the Parent and its Subsidiaries are and have been maintained at all times in the Parent's usual, regular and ordinary manner in accordance with GAAP, consistently applied. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Parent included in the Parent SEC Reports (collectively, the "PARENT FINANCIAL STATEMENTS"), including any appended notes which are an integral part of such statements, have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly in all material respects the consolidated financial position of the Parent as at their respective dates and the consolidated results of operations and cash flows of the Parent for the periods covered thereby, subject in the case of the unaudited interim financial statements to normal recurring year-end adjustments.

     6.10 LIABILITIES. The Parent and its Subsidiaries do not have any liabilities other than (a)

Liabilities provided for or reserved against in the Parent Financial Statements,
(b) Liabilities disclosed in the Parent SEC Reports, or (c) Liabilities incurred in the ordinary course of business consistent with past practice since March 31, 1999. None of the Liabilities described above relates to or has arisen out of a breach of Contract, breach of warranty, tort or infringement by or against the Company or any claim or Action involving the Company.

     6.11 ACTIONS. There is no Action pending or, to the Best Knowledge of the Parent, threatened, in law or in equity, against the Parent, any of its Subsidiaries or any of their respective officers or directors with respect to or affecting the Business Condition of the Parent or its Subsidiaries or related to the consummation of the transactions contemplated hereby. To the Best Knowledge of the Parent, there are no facts which, if known by a potential claimant or Governmental Authority, would be reasonably likely to give rise to a Claim which, if asserted or conducted with results unfavorable to the Parent or its Subsidiaries, would have a material adverse effect on the Business Condition of the Parent or its Subsidiaries, taken as a whole, or on the consummation of the transactions contemplated hereby. None of the Parent and its Subsidiaries is a party to, or bound by, any decree, order or arbitration award (or Contract entered into in any administrative, judicial or arbitration proceeding with any Governmental Authority) with respect to or affecting its Business Condition.

     6.12 COMPLIANCE WITH APPLICABLE LAW. To the Best Knowledge of the Parent, the Parent and each of its Subsidiaries has complied and is in compliance with all applicable Laws. No investigation by any Governmental Authority of any alleged violation or noncompliance with any Law is pending or, to the Best Knowledge of the Parent, threatened against the Parent or any of its Subsidiaries.

     6.13 PERMITS. To the Best Knowledge of the Parent, each Permit issued by any Governmental Authority to the Parent or any of its Subsidiaries is in full force and effect. The Parent and its Subsidiaries have all Permits and other rights that are required in order to conduct their business as presently conducted. No violation of any of such Permits has occurred and no Action is pending or, to the Best Knowledge of the Parent, threatened to revoke or restrict any of such Permits.

     6.14 TAX MATTERS.

          6.14.1 The Parent and its Subsidiaries have filed all Tax Returns that each of them has been required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by the Parent and its Subsidiaries (whether or not shown on any Tax Return) have been paid. No claim has ever been made by a Governmental Authority in a jurisdiction where the Parent or its Subsidiaries do not file Tax Returns that any of them is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of the Parent or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

          6.14.2 Each of the Parent and its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

          6.14.3 To the Best Knowledge of the Parent, no Governmental Authority is expected to assess any additional Taxes for any period for which Tax Returns have been filed. There is no pending or, to the Best Knowledge of the Parent, threatened dispute or claim of any Governmental Authority relating to any Tax Liability of the Parent or any of its Subsidiaries.

          6.14.4 The unpaid Taxes of the Parent and its Subsidiaries (A) did not, as of the most recent fiscal month end, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Parent Financial Statements (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time from March 31, 1999 through the Closing Date in accordance with the past custom and practice of the Parent in filing its Tax Returns.

     6.15 LISTING ON THE NASDAQ SMALLCAP MARKET. The Parent Common Stock, the Parent's Series A Convertible Preferred Stock and the Parent's Warrants exercisable for an aggregate of 5,100,000 shares of Parent Common Stock (collectively, the "LISTED SECURITIES") are listed for trading on the Nasdaq SmallCap Market. To the Best Knowledge of the Parent, there are no pending or threatened proceedings by the Nasdaq Stock Market with respect to the delisting of the Listed Securities from the Nasdaq SmallCap Market.

     6.16 MATERIAL MISSTATEMENTS AND OMISSIONS. No representations and warranties by the Parent or Merger Sub in this Agreement, or any exhibit, schedule or certificate furnished by the Parent or Merger Sub to the Company pursuant to this Agreement, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

7. COVENANTS PRIOR TO THE CLOSING DATE.

     7.1 CONDUCT OF BUSINESS BY THE COMPANY. Prior to the Closing, except as contemplated by this Agreement or with the prior written consent of the Parent, the Company agrees, and the Principal Shareholders agree to cause the Company:

          7.1.1 to conduct its operations according to its ordinary and usual course of business;

          7.1.2 not to Transfer any assets, other than asset Transfers according to its ordinary and usual course of business; 7.1.3 not to propose, adopt or authorize any amendment to the Charter Documents of the Company except as provided for in this Agreement (except that the Company shall expand promptly the Company's Board of Directors to five members to allow for the inclusion on the Company's Board of Directors of two designees of Parent);

          7.1.4 to promptly notify the Parent of any material change in the Company's business, properties, assets or liabilities or in the operation of its properties and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or the breach in any material respect of any representation or warranty of the Company contained herein;

          7.1.5 not to adopt, or amend to increase compensation or benefits payable under, any Benefit Plan, Contract or arrangement for the benefit of employees;

          7.1.6 not to (A) except pursuant to the exercise of Stock Equivalents of the Company existing on the date hereof and disclosed in this Agreement, authorize, issue, sell, pledge, encumber or agree to authorize, issue, sell, pledge or encumber any Equity Securities of the Company, (B) effect any stock split, combination, recapitalization or otherwise change its capitalization as it existed on the date hereof, (C) grant, confer or award any Stock Equivalents, or alter any terms of or accelerate the vesting or exercise date of any outstanding Stock Equivalents, (D) redeem or otherwise acquire any of its outstanding Equity Securities or make any commitment to take such action, or (E) declare, set aside or pay any dividend or distribution payable in cash, Equity Securities or other property with respect to the Company's Equity Securities;

          7.1.7 not to enter into any Material Contract;

          7.1.8 not to amend, modify or terminate, or grant any waiver of any right under, any Material Contract, and not to make any payment under any Material Contract which is not required to be made strictly in accordance with the terms of the Material Contract;

          7.1.9 to comply with all of its obligations and duties under any Material Contract and not to create or permit to exist any default or event of default on behalf of the Company under any Material Contract, or any event or circumstance which, with lapse of time or notice, or both, would constitute a default under a Material Contract;

          7.1.10 not to commence or settle any Action;

          7.1.11 to use its Best Efforts to preserve intact its business organization and goodwill, keep available the services of its officers and employees and maintain satisfactory relationships with those Persons having business relationships with the Company;

          7.1.12 to duly comply in all material aspects with all applicable
Laws;

          7.1.13 not to (A) acquire any assets, other than in the ordinary course of business consistent with past practice, (B) dispose of or encumber any assets other than in the ordinary course of business consistent with past practice or relinquish, forfeit or waive any right under any Contract, Permit or other instrument that is material to its business or operations as presently conducted or proposed to be conducted, (C) incur any indebtedness for borrowed money, or assume, guarantee or otherwise as an accommodation become responsible for, the obligations of any other Person, (D) acquire any Equity Securities of any Person, or (E) enter into any other transaction other than in the ordinary course of business consistent with past practice,

          7.1.14 to maintain all properties necessary for the conduct of the business of the Company, whether owned or leased, in substantially the same condition as they now are;

          7.1.15 to maintain its books, records and accounts in the usual, regular and ordinary manner, on a basis consistent with prior periods;

          7.1.16 not to enter into any Contract of any kind or nature with any Affiliate, or make any payment or other asset Transfer to or for the benefit of any Affiliate (other than employment compensation in the ordinary course of business consistent with past practice);

          7.1.17 not to enter into any transaction or perform any act which would make any of the representations, warranties or agreements of the Company and the Principal Shareholders contained in this Agreement false or misleading in any material respect if made again immediately after such transaction or act; and

          7.1.18 not to take any affirmative action (including, without limitation, entering into any Contract) or fail to take any action within its control that is likely to cause any of the changes or events listed in this
SECTION 7.1 to occur.

     7.2 CONDUCT OF BUSINESS BY THE PARENT. Prior to the Closing, except as contemplated by this Agreement or with the prior written consent of the Company, the Parent agrees, and agrees to cause each of its Subsidiaries:

          7.2.1 to conduct its operations according to its ordinary and usual course of business;

          7.2.2 not to Transfer any assets, other than asset Transfers according to its ordinary and usual course of business;

          7.2.3 to promptly notify the Company of any material change in the business, properties, assets or liabilities of the Parent and its Subsidiaries or in the operation of their properties and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) or the breach in any material respect of any representation or warranty of the Parent contained herein;

          7.2.4 not to adopt, or amend to increase compensation or benefits payable under, any Benefit Plan, Contract or arrangement for the benefit of existing employees;

          7.2.5 not to (A) except pursuant to (1) the exercise or conversion of Stock Equivalents of the Company existing on the date hereof and disclosed in this Agreement or (2) issuances of Parent capital stock at a price per share not less than eighty percent of the closing price per share of the Parent Common Stock on the Nasdaq SmallCap Market on the trading day prior to the issuance, which issuances shall be approved by the Parent's Board of Directors and the proceeds of such issuances shall be used for working capital and other valid business purposes of the Parent and its Subsidiaries as determined in good faith by the Parent's Board of Directors, authorize, issue, sell, pledge, encumber or agree to authorize, issue, sell, pledge or encumber any Equity Securities of the Company, (B) effect any stock split, combination or recapitalization of its capital stock as it existed on the date hereof, (C) redeem or otherwise acquire for cash any of its outstanding Equity Securities or make any commitment to take such action, or (D) declare, set aside or pay any dividend or distribution payable in cash, Equity Securities or other property with respect to the Parent's Equity Securities, other than regularly scheduled dividend payments on the Parent's preferred stock;

          7.2.6 to comply with all of its obligations and duties under any Contract and not to create or permit to exist any default or event of default on behalf of the Parent or any of its

Subsidiaries under any Contract, or any event or circumstance which, with lapse of time or notice, or both, would constitute a default under a Contract, in each case which would have a material adverse effect on the Business Condition of the Parent and its Subsidiaries taken as a whole;

          7.2.7 to use its Best Efforts to preserve intact its business organization and goodwill, keep available (except for terminations for cause) the services of its officers and employees and maintain satisfactory relationships with those Persons having business relationships with the Parent or any of its subsidiaries;

          7.2.8 to duly comply in all material aspects with all applicable Laws;

          7.2.9 to maintain all properties necessary for the conduct of the business of the Parent and its Subsidiaries, whether owned or leased, in substantially the same condition as they now are;

          7.2.10 to maintain its books, records and accounts in the usual, regular and ordinary manner, on a basis consistent with prior periods;

          7.2.11 not to make any payment or other asset Transfer to or for the benefit of any Affiliate (other than employment compensation in the ordinary course of business consistent with past practice);

          7.2.12 not to enter into any transaction or perform any act which would make any of the representations, warranties or agreements of the Parent contained in this Agreement false or misleading in any material respect if made again immediately after such transaction or act; and

          7.2.13 not to take any affirmative action (including, without limitation, entering into any Contract) or fail to take any action within its control that is likely to cause any of the changes or events listed in this
SECTION 7.2 to occur.

     7.3 INSPECTION OF RECORDS. Between the date of this Agreement and the Closing, the Company shall allow the duly authorized officers, attorneys, accountants and other representatives of the Parent access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information in each case relating to the business and affairs of the Company.

     7.4 ACQUISITION PROPOSALS. From the date hereof through the Effective Time, the Company agrees and each of the Principal Shareholders severally, and not jointly, agree (a) that each of them shall, and they shall direct and use their respective Best Efforts to cause the officers, directors, employees, agents and representatives of the Company (including, without limitation, any investment banker, attorney or accountant retained by the Company) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to the shareholders of the Company) with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any Equity Securities of, the Company (any such proposal or offer being hereinafter referred to as a "ACQUISITION PROPOSAL") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (b) that each of them will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and will take the necessary steps to inform the individuals or entities referred to above of the obligations undertaken in this
SECTION 7.4; and (c) that each of them will notify the Parent immediately if any such inquiries or proposals are received by, any such information is received from, or any such negotiations or discussions are sought to be initiated or continued with, the Company.

     7.5 SHAREHOLDER MEETINGS.

          7.5.1 As promptly as practicable after the date hereof, the Principal Shareholders shall use their respective Best Efforts to obtain the written approval of each other holder of Company Stock to this Agreement and the transactions contemplated hereby.

          7.5.2 As promptly as practicable after the date hereof, the Parent shall prepare and file with the Commission the Proxy Statement. The Proxy Statement shall contain, among other things, the proposals of the Parent's Board of Directors to (i) elect Cerna and Holtorf as directors of the Parent , (ii) issue the Merger Shares in connection with the Merger and (iii) increase the number of shares of Parent Common Stock available for issuance under the Parent's 1998 Stock Incentive Plan from 3,000,000 to 5,000,000 shares. The Parent shall use its Best Efforts to file a definitive Proxy Statement with the Commission as promptly as practicable after such initial filing, and promptly thereafter the Parent shall mail the definitive Proxy Statement to the holders of Parent Common Stock. The Company and the Parent shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, executive officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, or any other statement, filing, notice or application made by or on behalf of the Company or the Parent to any third party and/or any Government Authority in connection with the transactions contemplated by this Agreement. The Parent shall take all necessary or appropriate action under the DGCL and the Charter Documents of the Parent to call the Parent Stockholders Meeting, to be held at the earliest practicable date for the purpose of seeking the Parent Stockholder Approval. The Board of Directors of the Parent shall recommend that the stockholders of the Parent vote in favor of the matters that are the subject of the Parent Stockholder Approval.

     7.6 COMPANY EMPLOYMENT OFFERS. As promptly as practicable after the date hereof, Cerna and Holtorf shall submit to the Parent a written schedule of proposed salaries, benefits and new stock option terms for each of the Company's current employees. Upon the approval of such schedule by the Parent, the Company shall extend new employment offers to all of its current employees on an "at will" basis at the respective salaries, benefits and new stock option terms for such employees set forth in the schedule as approved by the Parent.

     7.7 RULE 145 AFFILIATES. Prior to the Effective Time, the Company shall deliver to the Parent a letter identifying all persons who were, in the Company's reasonable judgment, at the record date for its shareholders meeting (or the record date for receipt of a written consent) to approve this Agreement and the Merger, "affiliates" of the Company for purposes of Rule 145 under the Securities Act ("RULE 145 AFFILIATES"). Each of such Rule 145 Affiliates will deliver to the Parent on or prior to the Effective Time a written agreement (the "AFFILIATE LETTER") substantially in the form attached as EXHIBIT 7.7 hereto to the effect that such person will not offer to sell, sell or otherwise dispose of any Merger Shares except pursuant to an effective registration statement or in compliance with Rule 145, as amended from time to time, or in a transaction which, in the opinion of legal counsel reasonably satisfactory to the Parent, is exempt from the registration requirements of the Securities Act. The Parent shall be entitled to place legends as specified in such Affiliate Letters on the certificate evidencing any Merger Shares to be received by such Rule 145 Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Parent Common Stock, consistent with the terms of such Affiliate Letters.

     7.8 REORGANIZATION. From and after the date hereof and until the Effective Time, none of the Parent, the Company, Merger Sub, the Principal Shareholders or any of their respective Subsidiaries or other Affiliates shall knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the Merger as a reorganization with the meaning of Section 368(a) of the Code. Following the Effective Time, the Parent shall use its Best Efforts to conduct its business in a manner that would not jeopardize the characterization of the Merger as a reorganization within the meaning of Section 368(a) of the Code. Each of the Parent and the Company shall reflect the Merger on their respective federal income tax returns as a Section 368(a)(2)(E) reorganization.

     7.9 NO TRANSFER OF EQUITY SECURITIES. Each Principal Shareholder agrees that, prior to the consummation of the Merger, such Principal Shareholder will not transfer in any way any of the Equity Securities of the Company held by such Principal Shareholder or any interest therein.

     7.10 MERGER TAX MATTERS. The parties hereto agree that none of the Parent, Merger Sub nor any of their respective Affiliates, nor their officers, directors, agents, or representatives have made any representation or warranty with respect to the tax consequences of the Merger for the shareholders of the Company.

     7.11 INVESTOR LETTER. The Company shall use its Best Efforts to obtain from each of its shareholders an investor letter in a form acceptable to the Parent and its counsel (an "INVESTOR LETTER") containing representations and warranties of such shareholders substantially similar to those of the Principal Shareholders contained in SECTIONS 5.5 through 5.8 inclusive.

     7.12 MERGER SHARE TRANSFER AGREEMENTS. The Company shall use its Best Efforts to obtain from each of its shareholders other than the Principal Shareholders a Merger Share Transfer Agreement in the form attached as EXHIBIT
7.12 hereto (a "MERGER SHARE TRANSFER AGREEMENT").

     7.13 PURCHASE OF COMPANY SERIES A PREFERRED STOCK. No later than November 11, 1999, the Principal Shareholders shall deliver to the Parent a list of the holders of Company Series A Preferred Stock who desire to receive cash from the Parent for their shares of such stock. The Parent shall offer to purchase the shares of Company Series A Preferred Stock from the holders identified in such list for cash equal to $3.60 per share. The closing of the Parent's purchase of such shares shall occur immediately prior to the Effective Time of the Merger and shall be subject to the consummation of the Merger and the execution by the selling shareholders of documentation containing representations and warranties and other provisions reasonably acceptable to the Parent.

     7.14 PUBLIC ANNOUNCEMENTS. No public announcements or other disclosures of this Agreement or the transactions contemplated hereby shall be made by any party without the prior written consent of the other parties until the Closing Date; PROVIDED, HOWEVER, that upon prior notice to the Company, the Parent may make public disclosures of such information regarding this Agreement and the transactions contemplated hereby as it deems appropriate under applicable securities Laws or in connection with obtaining financing contemplated by this Agreement.

     7.15 FILINGS; OTHER ACTIONS. Subject to the terms and conditions herein provided, the Parent, the Company, the Principal Shareholders and Merger Sub shall: (a) use their respective Best Efforts to cooperate with one another in
(i) determining which filings are required to be made, and which consents, approvals, permits or authorizations are required to be obtained, prior to the Effective Time in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; and (b) use their respective Best Efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of the Parent and the Principal Shareholders shall take all such necessary action. 7.16 TERMINATION OF LIENS. The Principal Shareholders shall cause all Liens for the benefit of Cerna encumbering any shares of Company Common Stock to be terminated prior to the Closing Date.

8. CONDITIONS TO THE OBLIGATIONS OF THE PARENT AND MERGER SUB. The obligation of the Parent and Merger Sub to consummate the Merger and to take the other actions required to be taken by the Parent and Merger Sub at the Closing pursuant to the Transaction Contracts is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Parent in writing, in whole or in part):

     8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of the Company and the Principal Shareholders set forth in this Agreement subject to materiality or material adverse effect qualifications shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties subject to materiality or material adverse effect qualifications shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     8.2 PERFORMANCE. Each of the Company and the Principal Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants required by any Transaction Contract to be performed or complied with by any of them on or prior to the Closing Date.

     8.3 CONSENTS. All consents, Permits and approvals required, in the reasonable opinion of counsel for the Parent, as a condition to the lawful consummation of the Merger and of the transactions contemplated in this Agreement, or as necessary to avoid a breach of or default or an acceleration of a contractual right or payment under any material Contract to which the Company, the Parent or any of its Subsidiaries is a party, shall have been obtained.

     8.4 CERTIFICATE. The Company and the Principal Shareholders shall have delivered to the Parent a certificate, dated the Closing Date and executed by the Company and each Principal Shareholder, certifying that the conditions specified in SECTIONS 8.1, 8.2 and 8.3 have been satisfied.

     8.5 AUDITED FINANCIAL STATEMENTS. The Company shall have delivered to the Parent the Annual Financial Statements, with the report of the independent auditors subject to no qualifications and which otherwise shall be in form and substance satisfactory to the Parent.

     8.6 GOVERNMENTAL AND REGULATORY CONSENTS. All filings required to be made prior to the Effective Time by the Company or the Parent with, and all consents, approvals, orders, registrations and authorizations required to be obtained prior to the Effective Time by the Company or the Parent from Governmental Authorities in connection with the execution and delivery of this Agreement by the parties hereto and the consummation of the transactions contemplated hereby by the parties hereto shall have been made or obtained (as the case may be), except where the failure to have obtained or made such consent, filing, authorization, order, approval or registration would not have a material adverse effect on the Business Condition of the Company or the Business Condition of the Parent and its Subsidiaries taken as a whole.

     8.7 NON-COMPETITION AGREEMENTS. At or before the Effective Time, each of the Principal Shareholders shall have executed and delivered to the Parent a Non-Competition Agreement (the "NON-COMPETITION AGREEMENTS") substantially in the form attached hereto as EXHIBIT 8.7.

     8.8 NON-DISCLOSURE AGREEMENTS. Each of the Non-Disclosure Agreements shall have been executed and delivered to the Parent by the employees of the Company.

     8.9 [provisions intentionally deleted]

     8.10 COMPANY SHAREHOLDERS APPROVAL. Prior to the Effective Time, the shareholders of the Company shall have approved the Merger in accordance with
SECTION 7.5.1 and the CGCL.

     8.11 PARENT STOCKHOLDERS APPROVAL. Prior to the Effective Time, the Parent Stockholders Approval shall have been obtained.

     8.12 INVESTOR LETTERS. The Parent shall have received Investor Letters executed by each shareholder of the Company.

     8.13 RULE 145 AFFILIATE LETTERS. Each of the Rule 145 Affiliates shall have executed and delivered to the Parent a Rule 145 Affiliate Letter.

     8.14 EMPLOYMENT AGREEMENTS. Prior to the Effective Time, each of Cerna, Holtorf and Carlos Gonzalez shall have executed and delivered to the Parent the Cerna Employment Agreement, the Holtorf Employment Agreement and the Gonzalez Employment Agreement, respectively.

     8.15 SHAREHOLDERS AGREEMENTS. All shareholder, voting, registration rights or other agreements with respect to the Company Stock shall have been terminated.

     8.16 MERGER SHARE TRANSFER AGREEMENTS. The Parent shall have received Merger Share Transfer Agreements executed by each shareholder of the Company other than the Principal Shareholders.

     8.17 TERMINATION OF LIENS. All Liens for the benefit of Cerna encumbering any shares of Company Common Stock shall have been terminated.

     8.18 AMENDMENT TO ASSIGNMENT OF RIGHTS TO SOFTWARE. Cerna, Anthony Cerna and Carlos Gonzalez each shall have executed and delivered to the Parent an Amendment to Assignment of Rights to Software in the form of EXHIBIT 8.18 attached hereto.

     8.19 NO ACTIONS. No Action pertaining to the transactions contemplated by this Agreement or to their consummation shall have been instituted or threatened on or prior to the Closing Date.

     8.20 NO MATERIAL ADVERSE CHANGES. There shall not exist any circumstance and there shall not have occurred any event which has had or reasonably could have a material adverse effect on the Business Condition of the Company.

     8.21 OPINION LETTER. The Parent shall have received from Capstone Law Group LLP, counsel to the Company, an opinion letter, dated as of the Closing Date and addressed to the Parent, in form and substance satisfactory to the Parent.

9. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND THE PRINCIPAL SHAREHOLDERS. The obligation of the Company to consummate the Merger and to take the other actions required to be taken by the Company and the Principal Shareholders at the Closing pursuant to the Transaction Contracts is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company in writing, in whole or in part):

     9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of the Parent and Merger Sub set forth in this Agreement subject to materiality or material adverse effect qualifications shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties subject to materiality or material adverse effect qualifications shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date).

     9.2 PERFORMANCE. Each of the Parent and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants required by any Transaction Contract to be performed or complied with by any of them on or prior to the Closing Date.

     9.3 CERTIFICATE. The Parent and Merger Sub each shall have delivered to the Company and the Principal Shareholders a certificate, dated the Closing Date and executed by each of the Parent and Merger Sub, certifying that the conditions specified in SECTIONS 9.1 and 9.2 have been satisfied and representing and warranting to the Company and the Principal Shareholders that (i) as of the Closing Date the Parent is in full compliance with all of the published requirements of the Nasdaq SmallCap Market for the continued listing of the Listed Securities on the Nasdaq SmallCap Market; and
(ii) if the Parent's Quarterly Report on Form 10-Q for the three months ended September 30, 1999 (the "10-Q") has not been filed with the Commission prior to the Closing Date, the unaudited consolidated financial statements of the Parent as of and for the three months ended September 30, 1999 included in the draft 10-Q as of the Closing Date, including any appended notes which are an integral part of such statements, have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly in all material respects the consolidated financial position of the Parent as at their respective dates and the consolidated results of operations and cash flows of the Parent for the periods covered thereby, subject to normal recurring year-end adjustments.

     9.4 GOVERNMENTAL AND REGULATORY CONSENTS. All filings required to be made prior to the Effective Time by the Parent or Merger Sub with, and all consents, approvals, orders, registrations and authorizations required to be obtained prior to the Effective Time by the Parent or Merger Sub from Governmental Authorities in connection with the execution and delivery of this Agreement by the Parent and Merger Sub and the consummation of the transactions contemplated hereby by the Parent and Merger Sub shall have been made or obtained (as the case may be), except where the failure to have obtained or made such consent, filing, authorization, order, approval or registration would not have a material adverse effect on the Business Condition of the Parent and its Subsidiaries taken as a whole.

     9.5 PARENT STOCKHOLDERS APPROVAL. Prior to the Effective Time, the Parent Stockholders Approval shall have been obtained.

     9.6 ELECTION OF CERNA AND HOLTORF AS PARENT DIRECTORS. Each of Cerna and Holtorf shall have been elected as directors of the Parent, subject to the consummation of the Merger and effective as of the Effective Time.

     9.7 NO ACTIONS. No Action pertaining to the transactions contemplated by this Agreement or to their consummation shall have been instituted or threatened on or prior to the Closing Date.

     9.8 NO MATERIAL ADVERSE CHANGES. There shall not exist any circumstance and there shall not have occurred any event which has had or reasonably could have a material adverse effect on the Business Condition of the Parent and its Subsidiaries taken as a whole.

     9.9 EMPLOYMENT AGREEMENTS. Prior to the Effective Time, the Parent and Merger Sub shall have executed and delivered to Cerna, Holtorf and Carlos Gonzalez the Cerna Employment Agreement, the Holtorf Employment Agreement and the Gonzalez Employment Agreement, respectively.

     9.10 NET TANGIBLE ASSETS. The Parent shall have been in compliance with the published net tangible assets requirement for the continued listing of the Listed Securities on the Nasdaq SmallCap Market as of a date prior to the Closing Date at least as recent as September 30, 1999, as supported by the financial statements of the Company included in the 10-Q, which financial statements shall have been prepared with the assistance of the accounting firm of Parks Palmer Business Services Inc. and reviewed by the accounting firm of Singer Lewak Greenbaum & Goldstein, LLP.

     9.11 OPINION LETTER. The Company and the Principal Shareholders shall have received from Troop Steuber Pasich Reddick & Tobey, LLP, counsel to the Parent, an opinion letter, dated as of the Closing Date and addressed to the Company and the Principal Shareholders, in form and substance satisfactory to the Company and the Principal Shareholders.

10. FURTHER AGREEMENTS OF THE PARTIES.

     10.1 CONFIDENTIALITY.

          10.1.1 The parties hereto hereby acknowledge and agree that any and all information which has been disclosed by one to the other, its directors, partners, members, managers, employees, consultants, agents and shareholders during the discussions and negotiations leading to the execution of this Agreement, and all information to be disclosed by one to the other, its directors, employees, consultants and agents and shareholders during the period commencing on the date of execution of this Agreement through the Closing or termination of this Agreement, shall constitute confidential information and trade secrets of the disclosing party, and as such are secret, confidential and unique and constitute the exclusive trade secrets and property of such party. Such information has been made known and available to the other party and its respective employees, consultants and agents strictly in connection with the negotiation and execution of this Agreement and the consummation of the transactions provided for herein. Each party hereby acknowledges and agrees that any use or disclosure of any such confidential information or trade secrets, other than pursuant to this Agreement, would be wrongful and would cause irreparable injury to the other. Accordingly, each party hereby expressly agrees, for itself and on behalf of its shareholders, partners, members and directors, if any, and its principal officers, managers, employees, agents, consultants and representatives, that it and they will not at any time prior to the Closing or at any time thereafter, use or disclose, other than in accordance with the terms and provisions of this Agreement, any of such confidential information or trade secrets; PROVIDED that any of the parties hereto may use or disclose such confidential information or secrets of another party without restriction if such information or secrets (i) were or are available to such party on a non-confidential basis from a source other than the other party, or
(ii) were or become generally available to the public (other than as a result of an impermissible disclosure by such party or its Affiliates); and PROVIDED, FURTHER, that if a party is required (by oral question, interrogatories, requests for information or documents, subpoena or similar process) to disclose any of such information or secrets of another party, such disclosure be made without liability hereunder (although notice of such requirement shall be given to the other party so that, if practicable, the other party may seek a protective order against such disclosure). Each party acknowledges that, in the event of a violation by the other of the terms and provisions of this SECTION 10.1, the remedies at law would not be adequate; and accordingly, in such event (subject to SECTION 14.6) such party may proceed to protect and enforce its rights under this SECTION 10.1 by a suit in equity for specific performance and temporary, preliminary and permanent injunctive relief from violation of any of the provisions of this SECTION 10.1 from any court of competent jurisdiction without the necessity of proving the amount of any actual damages to the party resulting from the breach.

          10.1.2 The Company and the Principal Shareholders acknowledge that the Parent has public reporting obligations under the Exchange Act, and the Parent intends to arrange for certain financing in connection with this Agreement. Accordingly, notwithstanding the provisions of SECTION 10.1.1:

          10.1.2.1 Upon prior notice to the Company and the Principal Shareholders, the Parent may make public disclosures of such information regarding the Company and the Principal Shareholders as it deems appropriate under applicable securities Laws; and

          10.1.2.2 Upon prior notice to the Company and the Principal Shareholders, the Parent may disclose information regarding the Company and the Principal Shareholders to Persons from whom the Purchaser seeks financing in connection with this Agreement and to underwriters, finders and broker/dealers who assist in locating such investors.

     10.2 CORPORATE GOVERNANCE.

          10.2.1 At the Effective Time, the Board of Directors of the Parent shall consist of seven members. As part of the Proxy Statement, the Parent shall nominate Cerna and Holtorf to the Parent's stockholders for election as directors at the Parent Stockholders Meeting, subject to the consummation of the Merger and effective as of the Effective Time. From the Effective Time up to but not including the second anniversary thereof, the Parent shall nominate Cerna and Holtorf for election as directors at each meeting or other action of stockholders at which directors are elected and shall use its Best Efforts to cause the election of Cerna and Holtorf, including soliciting proxies in favor of the election of each of them. From the Effective Time up to but not including the second anniversary thereof, Cerna and Holtorf each (severally and not jointly) shall vote his shares of capital stock of the Parent to elect the nominees of the Parent as directors of the Parent at each meeting or other action of stockholders at which directors are elected.

          10.2.2 From the Effective Time up to but not including the second anniversary thereof, the Parent shall cause the Board of Directors of the Surviving Corporation to consist of Cerna, Holtorf, two individuals to be designated by the Parent and one individual to be designated by the Parent, Cerna and Holtorf.

          10.2.3 On the Closing Date and following each annual meeting of the stockholders of the Parent during the period from the Effective Time up to but not including the second anniversary thereof, the Board of Directors of the Parent shall appoint an Executive Committee (the "EXECUTIVE COMMITTEE") which shall report to the Board of Directors of the Parent. The responsibilities of the Executive Committee shall include directing and administering the day to day operations of both the Parent and the Surviving Corporation, reviewing and making recommendations to the Parent's Board of Directors on all potential acquisitions and investments and public and private financings, and such other responsibilities as the Board of Directors may delegate consistent with the DGCL. From the Effective Time up to but not including the second anniversary thereof, the Executive Committee shall consist of Cerna, Holtorf and two designees of the Parent, one of whom shall be Irwin Meyer.

          10.2.4 Notwithstanding anything to the contrary contained in this Agreement, each Principal Shareholder agrees that he shall resign from all positions held as a member (or member of any committee) of the Board of Directors of the Parent or any of its Subsidiaries if and when his employment with the Parent and/or the Surviving Corporation under the Cerna Employment Agreement (with respect to Cerna) or the Holtorf Employment Agreement (with respect to Holtorf) is terminated by the Parent and/or the Surviving Corporation for Cause or Disability in accordance with the applicable employment agreement or is voluntarily terminated by such Principal Shareholder other than for Good Reason as defined in the employment agreement.

     10.3 KEY MAN INSURANCE. Cerna and Holtorf each agrees that the Company and/or the Surviving Corporation may purchase key man insurance on him in such amounts as the Board of Directors of the Company and the Parent deem appropriate.

     10.4 DIRECTORS AND OFFICERS LIABILITY INSURANCE. Following the Closing, each Principal Shareholder shall be named as an insured in the directors and officers liability insurance policies maintained by the Parent, in such a manner as to provide the Principal Shareholder the same rights and benefits as are accorded to the most favorably insured of the Parent's directors.

     10.5 REGISTRATION STATEMENT. As soon as reasonably practicable after the Effective Time, but in no event later than 30 days after the Effective Time, the Parent shall prepare and file a Registration Statement on Form S-3 or such other successor form as is then available (the "REGISTRATION Statement") with the Commission and shall include in such Registration Statement all of the Merger Shares issued pursuant to the Merger. The Parent shall promptly pay all registration expenses incurred in connection with the preparation and filing of the Registration Statement and the Parent shall use its Best Efforts to register or qualify the shares of Merger Shares covered by the Registration Statement under such securities or blue sky laws in such jurisdictions as the Principal Shareholders may reasonably request. The Parent shall at all times until the third anniversary of the Closing Date use its Best Efforts to continue to meet the conditions required in order to use the Registration Statement and to maintain its listing on the Nasdaq SmallCap Market or, alternatively, list on another national securities exchange.

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNITY.

     11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or made in any document delivered pursuant to this Agreement by or on behalf of any party shall survive the execution and delivery of this Agreement and the Closing, regardless of notice of or any investigation or right of investigation made prior to or after the date of this Agreement by or on behalf of any party, and shall terminate and expire one year following the Closing Date, after which date they shall be of no further force or effect.

     11.2 INDEMNIFICATION BY THE PRINCIPAL SHAREHOLDERS WITH RESPECT TO THE COMPANY. The Principal Shareholders shall, jointly and severally, indemnify, save and hold harmless the Parent, Merger Sub, and each of their respective officers, directors, employees, agents and Affiliates, and each of their successors and assigns (individually, a "PARENT INDEMNIFIED PARTY" and collectively, the "PARENT INDEMNIFIED PARTIES") from and against any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including, without limitation, interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) ("DAMAGES") incurred in connection with, arising out of, resulting from or incident to:

          11.2.1 any breach of, or any inaccuracy in any of, the representations or warranties of the Company and the Principal Shareholders contained in SECTION 4, or any default in any agreements made by the Company in this Agreement, any exhibit or schedule hereto or any certificate, instrument or writing delivered in connection herewith;

          11.2.2 any failure by the Company prior to the Effective Time to obtain or maintain in effect any Permit relating to the Company and/or its business, assets or operations; or

          11.2.3 any Action, compromise, settlement, assessment or judgment arising out of or incidental to any of the matters indemnified against in this
SECTION 11.2.

     11.3 INDEMNIFICATION BY EACH PRINCIPAL SHAREHOLDER WITH RESPECT TO SUCH PRINCIPAL SHAREHOLDER. Each Principal Shareholder shall, severally and not jointly, indemnify, save and hold harmless the Parent Indemnified Parties from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to:

          11.3.1 any breach of, or any inaccuracy in any of, the representations or warranties of such Principal Shareholder contained in SECTION 5, or any default in any agreements made by such Principal Shareholder in this Agreement, any exhibit or schedule thereto or any certificate, instrument or writing delivered in connection herewith; or

          11.3.2 any Action, compromise, settlement, assessment or judgment arising out of or incidental to any of the matters indemnified against in this
SECTION 11.3.

     11.4 INDEMNIFICATION BY THE PARENT. The Parent shall indemnify, save and hold harmless the shareholders of the Company and each of their respective officers, directors, employees, agents and Affiliates, and each of their successors and assigns (individually, a "COMPANY INDEMNIFIED PARTY" and collectively, the "COMPANY INDEMNIFIED PARTIES") from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to:

          11.4.1 any breach of, or any inaccuracy in any of, the representations or warranties of the Parent or Merger Sub contained in SECTION 6, or any default in any agreements made by the Parent or Merger Sub in this Agreement, any exhibit or schedule hereto or any certificate, instrument or writing delivered in connection herewith; or

          11.4.2 any Action, compromise, settlement, assessment or judgment arising out of or incidental to any of the matters indemnified against in this
SECTION 11.4.

     11.5 NOTICE OF CLAIM. If a claim for Damages (a "CLAIM") is to be made by a party entitled to indemnification hereunder (an "INDEMNIFIED PARTY") against the indemnifying party (the "INDEMNIFYING PARTY"), the Indemnified Party shall give written notice (a "CLAIM NOTICE") to the Indemnifying Party, which notice shall specify whether the Claim arises as a result of a claim by a person against the Indemnified Party (a "THIRD PARTY CLAIM") or whether the Claim does not so arise (a "DIRECT CLAIM"), and shall also specify (to the extent that the information is available) the factual basis for the Claim and the amount of the Damages, if known. If the Claim is a Third Party Claim, the Indemnified Party shall provide the Claim Notice as soon as practicable after such party becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought hereunder. If any Action is filed against any Indemnified Party, written notice thereof shall be given to the Indemnifying Party as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the Indemnifying Party has been damaged by such failure.

     11.6 DEFENSE OF CLAIMS. With respect to a Third Party Claim, if after receipt of the Claim Notice the Indemnifying Party acknowledges in writing to the Indemnified Party that the Indemnifying Party shall be obligated under the terms of its indemnity hereunder in connection with such Third Party Claim, the Indemnifying Party shall, at its own cost, risk and expense, (i) take control of the defense and investigation of such Action, (ii) employ and engage attorneys of its own choice, but, in any event, reasonably acceptable to the Indemnified Party, to handle and defend the same unless the named parties to such action or proceeding (including, without limitation, any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which event the Indemnified Party shall be entitled, at the Indemnifying Party's cost, risk and expense, to engage one firm of counsel (in addition to appropriate local counsel) of its own choosing, and (iii) compromise or settle such Action, which compromise or settlement shall be made only with the written consent of the Indemnified Party, such consent not to be unreasonably withheld or delayed.

          11.6.1 If the Indemnifying Party fails to assume the defense of such Claim within 15 calendar days after receipt of the Claim Notice, the Indemnified Party against which such Claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake, at the Indemnifying Party's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Indemnifying Party. If the Indemnified Party assumes the defense of the Claim, the Indemnified Party will keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall be liable for any settlement of any action effected pursuant to and in accordance with this
SECTION 11.6.1 and for any final judgment (subject to any right of appeal) and the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any Damages by reason of such settlement or judgment.

     11.7 NO RIGHT OF CONTRIBUTION. The Principal Shareholders shall have no right of contribution against the Company or against the Parent or any of their respective Subsidiaries by reason of or arising from any claim asserted by an Indemnified Party hereunder.

     11.8 LIMITATION ON INDEMNIFICATION OBLIGATIONS. The Parent Indemnified Parties shall not be entitled to recover under SECTION 11.2 unless the aggregate amount of indemnifiable Damages incurred by the Parent Indemnified Parties under
SECTION 11.2 exceeds $250,000, at which time any claim for indemnification may be made only for the excess. The Company Indemnified Parties shall not be entitled to recover under SECTION 11.4 unless the aggregate amount of indemnifiable Damages incurred under SECTION 11.4 exceeds $250,000, at which time any claim for the indemnification may be made only for the excess. Notwithstanding anything to the contrary herein contained, the limitations contained in this SECTION 11.8 shall not apply to indemnification for fraud by an indemnifying party in connection with this Agreement and the transactions contemplated hereby.

12. TAX MATTERS. The following provisions shall govern the allocation of responsibility as between the Parent and the Principal Shareholders for certain tax matters following the Closing Date:

     12.1 TAX PERIODS ENDING ON OR BEFORE THE CLOSING DATE. The Parent shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date, which are filed after the Closing Date. The Parent shall permit the Principal Shareholders to review and comment on each such Tax Return described in the preceding sentence prior to filing. The Principal Shareholders shall reimburse the Parent for Taxes of the Company with respect to such periods within fifteen
(15) days after payment by the Parent or the Company of such Taxes to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the Current Balance Sheet.

     12.2 TAX PERIODS BEGINNING BEFORE AND ENDING AFTER THE CLOSING DATE. The Parent shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company for Tax periods which begin before the Closing Date and end after the Closing Date. The Parent shall permit the Principal Shareholders to review and comment on each such Tax Return described in the preceding sentence prior to filing. The Principal Shareholders shall pay to the Parent within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such Taxable period ending on the Closing Date to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the Current Balance Sheet. For purposes of this SECTION 12, in the case of any Taxes that are imposed on a periodic basis and are payable for a Taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Taxable period ending on the Closing Date shall, in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Taxable period multiplied by a fraction the numerator of which is the number of days in the Taxable period ending on the Closing Date and the denominator of which is the number of days in the entire Taxable period; and, in the case of any Tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant Taxable period ended on the Closing Date. Any credits relating to a Taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant Taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of the Company.

     12.3 COOPERATION ON TAX MATTERS. The Parent, the Company and the Principal Shareholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this
SECTION 12 and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

     12.4 CERTAIN TAXES. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this

Agreement shall be paid by the Principal Shareholders when due, and the Principal Shareholders shall, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Law, the Parent shall, and shall cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

13. TERMINATION. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

     13.1 TERMINATION BY MUTUAL CONSENT. By the mutual agreement, in writing, of each of the parties to this Agreement.

     13.2 TERMINATION BY THE PARENT. By the Parent on behalf of the Parent and Merger Sub by giving written notice to the Company if:

          13.2.1 there has been a material violation or breach by the Company or any Principal Shareholder of any agreement, covenant, representation or warranty contained in any Transaction Contract, which violation or breach shall not have been cured or corrected within 30 days after receipt of notice thereof;

          13.2.2 the Closing does not occur on or prior to December 31, 1999 or such later date as may be agreed to in writing by the parties; or

          13.2.3 if the Closing Value of the Parent Common Stock is less than $1.75 per share, thereby triggering the increase in the number of Merger Shares set forth in SECTION 2.10.1.

     13.3 TERMINATION BY THE COMPANY. By the Company on behalf of the Company and the Principal Shareholders by giving written notice to the Parent if:

          13.3.1 there has been a material violation or breach by the Parent or Merger Sub of any agreement, covenant, representation or warranty contained in any Transaction Contract, which violation or breach shall not have been cured or corrected within ten days after receipt of notice thereof; or

          13.3.2 the Closing does not occur on or prior to December 31, 1999, or such later date as may be agreed to in writing by the parties.

     13.4 EFFECT OF TERMINATION. In the event of the termination of this Agreement without the Closing occurring, no party shall have any obligation or liability to any other party in respect to this Agreement, except for (i) any material breach of any covenant contained in SECTION 7 occurring prior to such termination, or (ii) any material breach of or material inaccuracy in any representation or warranty occurring prior to such termination that is intentional; and provided that SECTIONS 7.15, 10.1, 14.10 and 14.11 shall remain in full force and effect.

14. MISCELLANEOUS.

     14.1 NOTICES. All notices, requests, demands and other communications (collectively, "NOTICES") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission (which must be confirmed) or by United States first class, registered or certified mail, postage prepaid, to the following addresses:

          14.1.1 if to the Parent or Merger Sub, to:

            IAT Resources Corporation
            5757 Wilshire Boulevard, PH 1
            Los Angeles, California  90036
            Facsimile No.:  (323) 634-2221
            Attn:  Mr. Irwin Meyer

            with a copy to:

            Troop Steuber Pasich Reddick & Tobey, LLP
            2029 Century Park East, 24th Floor
            Los Angeles, California 90067
            Facsimile No.:  (310) 728-2316
            Attn:   Linda Giunta Michaelson, Esq.

          14.1.2 if to the Company or Cerna, to:

            Infolocity, Inc.
            1350 Old Bayshore Highway, Suite 30
            Burlingame, CA
            Facsimile No.:  (650) 873-0381
            Attn:  James J. Cerna, Jr.

            with a copy to:

            Capstone Law Group LLP
            250A Twin Dolphin Drive
            Redwood City, California  94065
            Facsimile No.: (650) 551-0804
            Attn:  Andrew Won, Esq.

          14.1.3 if to Holtorf, to:

            Infolocity, Inc.
            1350 Old Bayshore Highway, Suite 30
            Burlingame, CA
            Facsimile No.:  (650) 873-0381
            Attn:  Victor Alonso Holtorf

            with a copy to:

            Capstone Law Group LLP
            250A Twin Dolphin Drive
            Redwood City, California  94065
            Facsimile No.: (650) 551-0804
            Attn:  Andrew Won, Esq.


Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other parties in the manner prescribed in this Section.

     14.2 ENTIRE AGREEMENT. This Agreement, the other Transaction Contracts and the exhibits and schedules thereto contain the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto any rights or remedies under or by way of this Agreement.

     14.3 ASSIGNMENT. No party may assign its rights or obligations under this Agreement, and any attempted or purported assignment or any delegation of any party's duties or obligations arising under this Agreement to any Person shall be deemed to be null and void, and shall constitute a material breach by such party of its duties and obligations under this Agreement. This Agreement shall inure to the benefit of and be binding upon any successors of each party by way of merger or consolidation.

     14.4 WAIVER AND AMENDMENT.

          14.4.1 At any time prior to the Effective Time, each of the parties hereto (in the case of the Parent, the Company and Merger Sub, by action taken or authorized by its Board of Directors) may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions of the other party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          14.4.2 Prior to the Effective Time, any provision of this Agreement may be amended or modified at any time, by an agreement in writing between the parties hereto executed in the same manner as this Agreement, PROVIDED that after the Company Meeting, this Agreement may not be amended if it would violate the CGCL or reduce the amount or change the form of the consideration to be received by the Company shareholders in the Merger.

     14.5 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

     14.6 DISPUTE RESOLUTION. In case of any dispute arising out of this Agreement or any dealings between any of the parties hereto relating to the subject matter of this Agreement, the parties shall use their respective Best Efforts for a period of not less than 30 days to resolve such dispute by mutual agreement. If the parties fail to resolve such dispute within such 30-day period, the provisions set forth on EXHIBIT 14.6 attached hereto shall govern the resolution of such dispute.

     14.7 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14.8 CAPTIONS. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

     14.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     14.10 TRANSACTION EXPENSES. If the Closing occurs, all Transaction Expenses incurred by each of the parties hereto shall be paid by the Parent. If the Closing does not occur, all Transaction Expenses incurred by each party hereto shall be paid by such party.

     14.11 COSTS AND ATTORNEYS' FEES. If any Action is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this

Agreement, the prevailing party shall recover its reasonable attorneys' fees incurred in each and every such Action, including, without limitation, any and all appeals or petitions therefrom.

     14.12 RIGHTS CUMULATIVE. No right granted to the parties under this Agreement on default or breach is intended to be in full or complete satisfaction of any Damages arising out of such default or breach, and each and every right under this Agreement, or under any other document or instrument delivered hereunder, or allowed by law or equity, shall be cumulative and may be exercised from time to time.

         14.13 PRIOR AGREEMENT AND PLAN OF MERGER. That certain Agreement and Plan of Merger, Disclosure Schedule of the Company and Disclosure Schedule of the Parent, each dated as of September 22, 1999, and the Amended Disclosure Schedule of the Company dated as of September 27, 1999 by and between the Parent, Merger Sub, the Company, Cerna and Holtorf, are hereby terminated and of no further force or effect.

         IN WITNESS WHEREOF, this Amended and Restated Agreement and Plan of Merger has been made and entered into as of the date and year first above written.

                                 IAT RESOURCES CORPORATION,
                                 a Delaware corporation


                                 By: /s/ Irwin Meyer
                                    -----------------------------------
                                    Name:  Irwin Meyer
                                    Title: CEO


                                 INFOLOCITY MERGER SUB, INC.,
                                 a Delaware corporation


                                 By: /s/ Irwin Meyer
                                    -----------------------------------
                                    Name:  Irwin Meyer
                                    Title: CEO


                                    INFOLOCITY, INC.,
                                    a California corporation


                                 By: /s/ James J. Cerna, Jr.
                                    -----------------------------------
                                   Name:  James J. Cerna, Jr.
                                   Title: CEO


                                 JAMES J. CERNA, JR.

                                  /s/ James J. Cerna, Jr.
                                 -----------------------------------------


                                 VICTOR ALONSO HOLTORF

                                  /s/ Victor Alonso Holtorf
                                 -----------------------------------------

                                LIST OF EXHIBITS


EXHIBIT NO.             EXHIBIT NAME

1.1.9                   Cerna Employment Agreement
1.1.24                  Gonzalez Employment Agreement
1.1.25                  Holtorf Employment Agreement
1.1.30                  Non-Disclosure Agreement
7.7                     Affiliate Letter
7.12                    Merger Share Transfer Agreement
8.7                     Non-Competition Agreement
8.18                    Amendment to Assignment of Rights to Software
14.6                    Dispute Resolution

                                                                     EXHIBIT B


                                    AMENDMENT
                                       TO
                            1998 STOCK INCENTIVE PLAN
                                       OF
                            IAT RESOURCES CORPORATION

         WHEREAS, IAT Resources Corporation, a Delaware corporation (the "Company"), maintains the 1998 Stock Incentive Plan of the Company, effective as of April 28, 1998 (the "Stock Incentive Plan"); and

         WHEREAS, pursuant to Section 9 of the Stock Incentive Plan, the Board of Directors of the Company (the "Board") may amend the Stock Incentive Plan from time to time;


         NOW THEREFORE, BE IT RESOLVED, that effective as of December 14, 1999, the Stock Incentive Plan be, and it hereby is, amended as follows.


         1. The first sentence of Section 5 will be amended and restated in its entirety as follows:

             The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the 1998 Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Stock Options) will not exceed an aggregate of 5,000,000 shares of Common Stock, subject to adjustment as provided in Section 7 of the 1998 Plan.


         RESOLVED FURTHER, that this Amendment to the Stock Incentive Plan will be presented to the stockholders of the Company for approval at the Special Meeting to be held on December 14, 1999.

                                                                     EXHIBIT C



                                    AMENDMENT
                                       TO
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            IAT RESOURCES CORPORATION



Effective as of December 14, 1999, the Restated Certificate of Incorporation is hereby amended as follows:


         1. Article Second shall be amended so that such Article, as amended, shall be and read as follows:


         2. The name of the corporation is Netcurrents, Inc.

                                                                     Exhibit D


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 10-KSB


              [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                     For the fiscal year ended June 30, 1999

                                       OR

          [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

           For the transition period from ____________ to ____________

                         Commission file number 0-18410

                            IAT RESOURCES CORPORATION
                 (Name of Small Business Issuer in its Charter)


                      DELAWARE                              95-4233050
           State or other jurisdiction of                 I.R.S. Employer
           incorporation or organization)              Identification Number)

      5757 WILSHIRE BOULEVARD, PENTHOUSE ONE,
              LOS ANGELES, CALIFORNIA                          90036
      (Address of Principal Executive Offices)               (Zip Code)


                                 (323) 634-8634
                (Issuer's Telephone Number, Including Area Code)

         Securities registered under Section 12(b) of the Exchange Act:



                                                       Name of Each Exchange
                    Title of Each Class                 on which registered
                    -------------------                 -------------------

               Common Stock, Par Value $.001           NASDAQ SmallCap Market
                    Redeemable Warrants


                 Securities registered under Section 12(g) of the Exchange Act:

                 Series A Convertible Preferred Stock
                 Common Stock, par value $.001
                 Redeemable Warrants
                 Class B Warrants



         Check whether the issuer: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

         Yes [X]  No [ ]

         Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

         Issuer's revenues for its most recent fiscal year - $2,936,718.

         The aggregate market value of the voting stock held by non-affiliates based upon the average of the closing bid and asked prices of such stock as of September 29, 1999 as reported on the Nasdaq Small Cap Market was $18,632,821.

         As of September 29, 1999, there were 13,613,657 shares of common stock outstanding.

                           IAT RESOURCES CORPORATION

                            FORM 10-KSB ANNUAL REPORT

                                TABLE OF CONTENTS


                                                                                                          PAGE NO.
PART I

Item 1        Business.........................................................................................2
Item 2        Properties.......................................................................................3
Item 3        Legal Proceedings................................................................................3
Item 4        Submission of Matters to a Vote of Security Holders..............................................3

PART II

Item 5        Market for Common Equity and Related Stockholder Matters.........................................5
Item 6        Management's Discussion and Analysis of Financial Condition
              and Results of Operations........................................................................6
Item 7        Financial Statements............................................................................17
Item 8        Changes in and Disagreements with Accountants on Accounting and Financial Disclosure........................................................................17

PART III

Item 9        Directors and Executive Officers; Compliance with
              Section 16(a) of the Exchange Act...............................................................18
Item 10       Executive Compensation..........................................................................19
Item 11       Security Ownership of Certain Beneficial Owners and Management..................................21
Item 12       Certain Relationships and Related Transactions..................................................22
Item 13       Exhibits, and Reports on Form 8-K...............................................................23




                           FORWARD-LOOKING STATEMENTS


         This Report contains statements which constitute forward-looking statements. These statements appear in a number of places in this Report and include statements regarding the intent, belief or current expectations of the Company with respect to (i) the Company's growth and expansion opportunities,
(ii) trends affecting the Company's financial condition or results of operations, (iii) integration of acquisitions and (iv) the impact of competition in the internet industry. Such forward-looking statements may be identified by the use of words such as "believe," "anticipate," "intend," and "expect." Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. The accompanying information contained in this Report, including, without limitation, the information set forth in Item 6, "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Factors That Could Impact Future Results" identifies important factors that could cause such differences. The Company does not ordinarily make projections of its future operating results and undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                     PART I

ITEM 1.  BUSINESS

OVERVIEW

OUR COMPANY

         For approximately eight years, we operated under the name The Producers Entertainment Group Ltd. Historically, we acquired, developed, produced and distributed dramatic, comedy, documentary and instructional television series and movies and theatrical motion pictures. We distributed our projects in the United States and in international markets for exhibition on standard broadcast television (network and syndication), basic cable and pay cable and for video distribution. We also provided producer and executive producer services in exchange for fees and participations in future profits from these projects. Although we continue to engage in certain entertainment related production and distribution activities, during the past eight months we have reduced our network and cable television activities and have begun to redirect our core business toward the internet and technology industry.

         While operating as The Producers Entertainment Group, in July 1998, we acquired MWI Distribution, Inc., which does business under the name MediaWorks International. MediaWorks International continues to distribute television and video programming in the international market, concentrating on children's and family programming and animation. MediaWorks also co-produces animated and live action programming ventures and sells direct-to-video series and specials.

         As part of our expansion into the internet and on line commerce industries, we have identified and made small investments in early and expansion stage companies which we believe have unique internet-based hardware and/or software applications and which show promise as catalysts in the internet and online commerce industries. In February 1999, we purchased 150,000 shares of common stock of flowersandgifts.com, a portal on the internet for the sale of flowers and other gifts, and 100,000 shares of common stock of Pacific Softworks, Inc., a licensor of internet-related software and related software development tools, which recently completed an initial public offering. We also have warrants to purchase up to an additional 100,000 shares of Pacific Softworks' common stock.

         We are currently developing programs to integrate and deliver internet services and online content in the education and entertainment segments. Currently, we are in discussions to provide internet access and portal development for a state university medical system and an educational content provider to U.S. public schools. We are also looking to acquire software and hardware companies that provide competitive advantages in the delivery of online services and content to enterprise systems within these markets.

RECENT DEVELOPMENTS

         On September 23, 1999, we announced that we had entered into a definitive merger agreement to acquire Infolocity, Inc., a privately held internet company. Through its proprietary search technology, Infolocity assists publicly traded companies in minimizing the impact of negative or false information posted on the internet. The terms of the merger include a tax-free exchange of our common stock for 100% of the issued and outstanding stock of Infolocity. As a result of the merger, Infolocity will be a wholly-owned subsidiary of our company. Completion of the merger depends upon a number of conditions. These conditions include approval of the merger by our shareholders and the shareholders of Infolocity. The conditions also include our receipt of non-competition agreements from Infolocity's principal shareholders and non-disclosure agreements from the employees of Infolocity. Each of the principal shareholders of Infolocity is required, prior to closing, to sign a lock-up agreement preventing the principal shareholders from selling or transferring shares of our Common Stock received as consideration in the merger for a specified period of time. As part of the merger, we will enter into employment agreements with key employees of Infolocity. Another condition to the merger is that at the time of closing we continue to maintain our current compliance with the published net tangible assets requirement of the Nasdaq Small Cap Market.

OUR STRATEGY

         Our current strategy is to divide IATR's operation into two separate divisions. We will continue to operate our MediaWorks International subsidiary which will distribute family and children's television programming throughout the world, as well as represent the sale of movies in certain international territories. On closing the merger with Infolocity, Inc., which is subject to the conditions described above, we will conduct our internet and technology business through our wholly-owned subsidiary, Infolocity. Infolocity's primary business, Investorfacts, is a unique business to business internet service using Infolocity's proprietary search engine FIRST (Fast Internet Real Time Search Technology). FIRST searches 50,000 internet locations and 400 publications, 24 hours per day, 7 days per week, in 15 seconds and notifies Infolocity's clients through detailed analytical reports, of critical information received in accordance with the client's specific criteria. Infolocity has patents pending for its technology as well as its business use. We will work to build new services and products and to create new technologies with commercial and business appeal using FIRST. We will also attempt to seek out other companies which further the use of the FIRST technology, create meaningful synergies, or are potential acquisition candidates.

CORPORATE INFORMATION

         Our executive offices are located at 5757 Wilshire Boulevard, Penthouse One, Los Angeles, California 90036. Our telephone number is (323) 634-8634. Information on our web site does not constitute part of this Report.

ITEM 2.  PROPERTIES

         We lease approximately 13,725 square feet located at 5757 Wilshire Boulevard, Los Angeles, California for our corporate offices pursuant to a lease which expires on November 30, 1999. Our current annual rent expense is $150,000. We plan to relocate our offices and we will not renew our current lease. We are in negotiations to lease new corporate offices and we estimate the annual rent expense to be approximately $100,000. We currently sublease to a third party approximately 4,429 square feet located at 767 3rd Avenue in New York City pursuant to a lease which expires on June 30, 2002. The current annual rent expense is approximately $167,928, which is fully covered by the terms of the sublease. We believe that our current facilities are sufficient for our current needs and our needs for the foreseeable future.

ITEM 3.  LEGAL PROCEEDINGS

         In the normal course of our business, we are subject to various claims and legal actions. We believe that we will not be materially adversely affected by the ultimate outcome of any of these matters either individually or in the aggregate.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         (a) On May 26, 1999, we held an annual meeting of our stockholders.

         (b) The following directors were elected at the meeting: Ivan Berkowitz, Arthur H. Bernstein, Thomas A. Daniels, Michael Iscove, and Irwin Meyer.

         (c) Stockholders voted to approve the Amendment to our Restated Certificate of Incorporation to change our name to IAT Resources Corporation. There were 8,184,052 votes cast in favor of the Amendment, 24,192 votes cast against the amendment, and 8,121 abstentions.

         (d) Stockholders voted to approve the issuance of additional shares of common stock pursuant to the Securities Purchase Agreement with Augustine Fund, L.P. There were 2,541,948 votes case in favor of the issuance of additional shares of common stock pursuant to the Securities Purchase Agreement with Augustine Fund, L.P., 241,126 votes cast against the issuance of additional shares, and 16,930 abstentions.

         (e) Stockholders voted to approve the Amendment to our 1998 Stock Incentive Plan. There were 2,607,619 votes cast in favor of the Amendment to the Stock Incentive Plan, 174,136 votes cast against the Amendment to the Stock Incentive Plan, and 18,249 abstentions.

         At the meeting, the votes cast in the election for directors were as follows:



                       Nominee   Votes in Favor  Votes Against Abstentions
                       -------   --------------  ------------- -----------

          Arthur H. Bernstein       8,170,680          0         45,685
          Ivan Berkowitz            8,170,680          0         45,685
          Thomas A. Daniels         8,170,680          0         45,685
          Michael Iscove            8,170,680          0         45,685
          Irwin Meyer               8,170,680          0         45,685

                                     PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND STOCKHOLDER MATTERS

         Our Common Stock is currently traded on the Nasdaq Small Cap Market ("Nasdaq") under the symbol "IATR." The following table sets forth the high and low bid prices on Nasdaq for the periods indicated, as reported by Nasdaq, retroactively adjusted for the May 1996 one-for-four and the May 1998 one-for-three reverse stock splits. The quotations are inter-dealer prices without adjustment for retail mark-ups, mark-downs or commissions, and do not necessarily represent actual transactions.



                                                            Common Stock
                                                  ------------------------------
                                                    High Bid       Low Bid
                                                  -------------  -------------

         Fiscal Year -1999:
         Quarter Ended
         September 30, 1998.....................      $2.00          $0.75
         December 31, 1998......................       0.88           0.19
         March 31, 1999.........................       4.25           0.22
         June 30, 1999..........................       3.88           1.00

         Fiscal Year - 1998:
         Quarter Ended
         September 30, 1997.....................      $3.38          $2.25
         December 31, 1997......................       3.28           1.88
         March 31, 1998.........................       2.72           1.50
         June 30, 1998..........................       2.38           1.44


         On September 29, 1999, the prices of the Common Stock as reported by Nasdaq were $1.38 bid and $1.44 asked. On such date there were approximately 208 holders of record of the Common Stock. The number of shareholders does not take into account shareholders for whom shares are being held in the name of brokerage firms or clearing agencies.

         As of September 22, 1999, we have outstanding 1,000,000 shares of Series A Preferred Stock which is entitled to annual dividends aggregating $425,000. We have outstanding 2,500,000 shares of Series C Preferred Stock. Holders of our Series C Preferred Stock are entitled to dividends of 8% annually, so long as we have net profits in excess of $1,000,000 in the applicable fiscal year. No dividends are currently due on the Series C Preferred Stock. No dividends may be paid on the Common Stock unless all dividends on the Series A Preferred Stock and Series C Preferred Stock have been paid or provision has been made for such payment. Pursuant to the terms of our outstanding Series A Preferred Stock, which we issued in a public offering consummated in December 1994, and pursuant to the terms of our outstanding Series C Preferred Stock, at our option, we may pay dividends on the preferred stock in cash or in shares of our Common Stock.

         We have never paid a cash dividend on our Common Stock and presently intend to retain any future earnings for investment and use in our business operations. We cannot assure you that our operations will generate the revenues and cash flow required to declare cash dividends on our outstanding Common Stock in future fiscal periods or that we will have legally available funds to pay dividends on our Common Stock. Consequently, we do not expect to pay cash dividends in the foreseeable future except to the extent required to satisfy our obligations with respect to our outstanding Series A Preferred Stock and Series C Preferred Stock.

         During the fiscal year ended June 30, 1999, we sold the following equity securities which were not registered under the Securities Act;

         - On January 14, 1999, we sold 3,000,000 shares of Series C Preferred Stock, all of which were sold at $.001 per share. This sale was exempt under Rule 506 of the Securities Act. The Series C Preferred Stock converts on a one-for-one basis at a conversion price of $.50 per share.

         - On July 31, 1998, we sold 50,000 shares of Series D Preferred Stock for $500,000 and issued 50,000 shares of Series F Preferred Stock. This sale was exempt under Rule 506 of the Securities Act. The Series D Preferred Stock converts according to a formula based on a 20% discount to the market price of the common stock. The Series F Preferred Stock converts on a one-for-one basis at fair market value.

         - On August 2, 1999, we sold an aggregate of 175,000 shares of Series E Preferred Stock for $1,750,000 and 175,000 shares of Series F Preferred Stock. This sale was exempt under Rule 506 of the Securities Act. The Series E Preferred Stock converts at a 17.5% discount to the market price of the common stock. The Series F Preferred Stock converts on a one-for-one basis at fair market value.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

         The following discussion and analysis should be read in conjunction with our Financial Statements and notes included elsewhere in this Form 10-KSB.

         The Notes to the Financial Statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth herein contain forward-looking statements with respect to us and our operations that are subject to certain risks and factors which could cause our future actual results of operations and future financial condition to differ materially from that described herein. These risk factors include, but are not limited to, our potential inability to realize the new business plan. Other risk factors include the intensity of competition from other companies which focus on enabling innovations in the converging telecommunications, entertainment and technology industries, the status of our liquidity in future fiscal periods, factors that affect the internet technology and online commerce industries such as network performance, reliability, speed of access, ease of use and bandwidth availability, and factors that generally affect the entertainment industry, such as changes in management at the major studios, broadcast and distribution companies, as well as economic, political, regulatory, technological and public taste environments, as well as the factors discussed below in "-- Factors That Could Impact Future Results".

         Although we are in the process of transitioning our business, our revenues are currently derived primarily from our MediaWorks subsidiary and the licensing of our library product. The amount of revenues recognized in any period are not necessarily indicative of revenues to be recognized by us in future periods.

Revenue Recognition

         Revenues received from license fees for distribution rights to projects-in-process constitute deferred income until the project becomes available for broadcast in accordance with the terms of its licensing agreements and are recognized as revenue at such time. Revenues from completed projects where distribution rights are owned by us are recognized when the project becomes commercially available for broadcasting or exhibition in certain media and geographical territories by the licensee. Revenues from the sale of projects completed under straight producer arrangements are recognized during the production phase. Additional licensing fees, distribution fees or profit participations are recognized as earned in accordance with the terms of the related agreements.

         Amortization of film costs is charged to operations on a project by project basis. Under the individual film forecast method of Statement of Financial Accounting Standards No. 53, the cost charged per period is determined by multiplying the remaining unamortized costs of the project by a fraction, whose numerator is the income generated by the project during the period and whose denominator is management's estimate of the total gross revenue to be derived by the project over its useful life from all sources. The effect on the amortization of completed projects resulting from revision of management's estimates of total gross revenue on certain projects are reflected in the year in which such revisions are made.

         On October 20, 1997, we acquired 100% of the capital stock of the Grosso-Jacobson Companies for 2,222,222 shares of our Common Stock. The acquisition was accounted for as a pooling of interests and, consequently, the accompanying historical financial information for all periods presented has been restated to reflect the effects of the combination.

         On July 15, 1998, we acquired 100% of the capital stock of MWI Distribution, Inc., (doing business as MediaWorks International). The acquisition was accounted for using the purchase accounting method and, consequently, our historical financial statements will not reflect the results of operations of MediaWorks International prior to the date of acquisition.

RESULTS OF OPERATIONS

YEAR ENDED JUNE 30, 1999 ("FISCAL 1999") COMPARED WITH THE YEAR ENDED JUNE 30, 1998 ("FISCAL 1998")

         Revenues for the year ended June 30, 1999 were $2,936,718 as compared to $22,369,511 for the year ended June 30, 1998, a decrease of 87%. Revenues for the year ended June 30, 1999 primarily consisted of sales made by our MediaWorks subsidiary and licensing of programs made by us. Revenues for the year ended June 30, 1998 primarily consisted of fees from the production and distribution of one made-for-television movie for a broadcast network and four additional made-for-television movies which were exhibited on The Family Channel and Showtime Network, and are currently being distributed internationally. This significant decrease from Fiscal 1998 was the result of a reduction in our television development and production activities.

         Amortization of film costs for the year ended June 30, 1999 was $0, while the amortization of film costs for the year ended June 30, 1998 was $9,384,311, and was computed using the Individual Film Forecast Method. Amortization as a percentage of total revenues decreased from 42.0% for Fiscal 1998 to 0% for Fiscal 1999. In 1998, we had a mix of projects, some of which had no expectation of additional revenues and were amortized at 100% of cost and some of which projects we retained distribution rights for future sale and were amortized according to the Individual Film Forecast Method. Write-offs of projects in development were $301,037 for the year ended June 30, 1999 and $199,450 for the year ended June 30, 1998.

         Cost of sales for the year ended June 30, 1999 was $926,295 as compared to $9,773,397 for the year ended June 30, 1998. Cost of sales as a percentage of total revenues decreased from 43.7% for Fiscal 1998 to 31.5% for Fiscal 1999. The difference results from the mix of product produced by us in Fiscal 1999 as compared to Fiscal 1998.

         General and administrative expenses increased to $3,953,012 in Fiscal 1999 from $3,592,772 in Fiscal 1998 or an increase of $360,240. This increase was primarily attributable to the acquisition of MWI Distribution, Inc .

         Interest income during the year ended June 30, 1999 was $1,140, and primarily consisted of amortization of the imputed interest discount on notes received from the sale of common stock by us to related parties and interest related to a trade note receivable. On June 30, 1997 we and Mountaingate Productions LLC ("Mountaingate") mutually agreed to terminate the purchase agreement and promissory note. This termination resulted in our writing off the non-recourse portion of the accrued interest on the note totaling $133,142.

         Interest and financing expense in Fiscal 1999 was $12,447 as compared to $4,225 in Fiscal 1998. The interest and financing expense in Fiscal 1999 primarily consisted of deferred financing charges which were expensed upon the termination of certain promissory notes.

         During the year ended June 30, 1999, we wrote off $166,965 as compared to $196,105 during the year ended June 30, 1998, of notes receivable and other assets relating to the sale by us of 175,000 shares of Common Stock to certain related parties.

         On November 4, 1996, we settled our litigation with a former officer and director in a negotiated stipulated settlement filed with the Los Angeles County Superior Court that required us to make aggregate payments of $575,000 in exchange for an agreement by this individual not to compete with us through December 31, 1998. Accordingly, amortization of the covenant not to compete was $115,000 in Fiscal 1999 and $276,000 in Fiscal 1998. The covenant not to compete is now fully amortized.

         The net loss applicable to common shareholders was $3,156,302 for Fiscal 1999 as compared to a net loss of $1,836,916 for Fiscal 1998. Of this amount for Fiscal 1999, $416,037 represents non-recurring expenses and $425,000 represents the dividend paid in Common Stock to the holders of the Series A Preferred Stock. Of the amount for Fiscal 1998, $889,089 represented non-recurring expenses and $425,000 represented the dividend paid in Common Stock to the holders of the Series A Preferred Stock.

YEAR ENDED JUNE 30, 1998 ("FISCAL 1998") COMPARED WITH THE YEAR ENDED JUNE 30, 1997 ("FISCAL 1997")

         Revenues for the year ended June 30, 1998 were $22,369,511 as compared to $5,521,441 for the year ended June 30, 1997, an increase of 400%. Revenues for the year ended June 30, 1998 primarily consisted of fees from the production and distribution of one made-for-television movie for a broadcast network and four additional made-for-television movies which were exhibited on The Family Channel and Showtime Network, and are currently being distributed internationally. Revenues for the year ended June 30, 1997 primarily consisted of the continuing international distribution of completed projects and from personal management fees, which business was discontinued in June 1998. This significant increase from Fiscal 1997 was the result of a greater level of production and distribution.

         Amortization of film costs for the year ended June 30, 1998 was $9,384,311, while the amortization of film costs for the year ended June 30, 1997 was $503,552, and was computed using the Individual Film Forecast Method. Amortization as a percentage of total revenues increased from 9.1% for Fiscal 1997 to 42.0% for Fiscal 1998. The difference reflects the mix of projects for which we had no expectation of additional revenues that are amortized at 100% of cost and projects for which we had retained distribution rights for future sale that are amortized according to the Individual Film Forecast Method. Write-offs of projects in development were $199,450 for the year ended June 30, 1998 and $212,920 for the year ended June 30, 1997.

         Cost of sales for the year ended June 30, 1998 was $9,773,397 as compared to $3,769,025 for the year ended June 30, 1997. Cost of sales as a percentage of total revenues decreased from 68.2% for Fiscal 1997 to 43.7% for Fiscal 1998. The difference results from the mix of product produced by us in Fiscal 1998 as compared to Fiscal 1997.

         General and administrative expenses decreased to $3,592,772 in Fiscal 1998 from $4,980,816 in Fiscal 1997 or a decrease of $1,388,044. This decrease was primarily attributable to an increase in production activity which absorbed more of the producer fees.

         Interest income during the year ended June 30, 1998 was $61,817. During the year ended June 30, 1997, interest income was $227,188 and primarily consisted of amortization of the imputed interest discount on notes received from the sale of common stock by us to related parties, interest related to a trade note receivable and dividends earned on a portion of the cash proceeds from our September 1996 public offering. On June 30, 1997 the Company and the related parties mutually agreed to terminate the purchase agreement and promissory note. This termination resulted in our writing off the non-recourse portion of the accrued interest on the note totaling $133,142.

         Interest and financing expense in Fiscal 1998 was $4,225 as compared to $156,975 in Fiscal 1997. The interest and financing expense in Fiscal 1997 primarily consisted of deferred financing charges which were expensed upon repayment of the $500,000 aggregate principal amount of 10% promissory notes.

         During the year ended June 30, 1998, we wrote off $196,105 as compared to $387,295 during the year ended June 30, 1997, of notes receivable and other assets relating to the sale by us of 175,000 shares of Common Stock to certain related parties.

         On November 4, 1996, we settled our litigation with a former officer and director in a negotiated stipulated settlement filed with the Los Angeles County Superior Court that required us to make aggregate payments of $575,000 in exchange for an agreement by this individual not to compete with us through December 31, 1998. Accordingly, amortization of the covenant not to compete was ($276,000) in Fiscal 1998.

         The net loss applicable to common shareholders was $1,836,916 for Fiscal 1998 as compared to $5,017,145 for Fiscal 1997. Of this amount for Fiscal 1998, $889,089 represents non-recurring expenses and $425,000 represents the dividend paid in Common Stock to the holders of the Series A Preferred Stock.

LIQUIDITY AND CAPITAL RESOURCES

         We need a significant amount of resources to develop our internet technology plan and increase our presence in the internet industry. We have had, and intend to continue to engage in, exploratory discussions concerning acquisition opportunities, and any such acquisition could result in additional capital requirements.

         Our cash commitments for the year ending June 30, 2000 include payment of our current liabilities of $1,399,530 and compensation to officers and key independent contractors of $850,000 and office rent of $100,000, aggregating approximately $2,349,530.

         Net cash provided by (used in) operating activities of our company in Fiscal 1999 was ($1,238,343) as compared to $2,593,520 in Fiscal 1998. Net cash used in investing activities during the year ended June 30, 1999 was ($814,265) and net cash used in investing activities during the year ended June 30, 1998 was ($3,630,449). Net cash provided by financing activities of our company during the year ended June 30, 1999 was $1,990,101 and net cash used in financing activities of our company during the year ended June 30, 1998 was ($234,190).

         Our total cash and cash equivalent balance as of June 30, 1999 was $11,244 as compared to our total cash and cash equivalent balance of $73,151 as of June 30, 1998.

         In July 1998, we secured access to a $5,500,000 equity-based line of credit with an institutional investor, subject to certain minimum trading qualifications. To date, we have sold $2,250,000 of convertible preferred stock to the investor.

         In August 1999, we entered into an agreement for a private placement of up to $4,000,000 of 6 percent convertible debentures. We have closed on $1,350,000 as of September 29, 1999.

         We believe that cash flow from operations, cash on hand and availability under our current equity-based line of credit, as well as other available financing sources, should be sufficient to fund our operations and service its debt in the foreseeable future. However, there are a number of factors that could change our anticipated needs, and could require that we try to raise additional financing.

NEW ACCOUNTING PRONOUNCEMENTS

         Statement of Financial Accounting Standards No. 130 ("SFAS No. 130"), "Reporting Comprehensive Income," is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. We do not expect adoption of SFAS No. 130 to have a material effect, if any, on our financial position or results of operations.

         Statement of Financial Accounting Standards No. 131 ("SFAS No. 131"), "Disclosure about Segments of an Enterprise and Related Information," is effective for financial statements with fiscal years beginning after December 15, 1997. This statement establishes standards for the way that public entities report selected information about operating segments, products and services, geographic areas and major customers in interim and annual financial reports. We do not expect adoption of SFAS No. 131 to have a material effect, if any, on our financial position or results of operations.

IMPACT OF YEAR 2000

         The Year 2000 issue is the result of computer programs being written using two digits instead of four to define the applicable year. Any of our computer programs that have time-sensitive software or facilities or equipment containing embedded micro-controllers may recognize a date using "00" as the year 1900 rather than the year 2000. This could cause a system failure or miscalculations resulting in potential disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

         We have assessed our hardware and software systems, which are comprised solely of an internal personal computer network and commercially available software products. Based on this assessment, we believe that our hardware and software systems are year 2000 compliant.

         In addition, we have received information from our key vendors and customers regarding their Year 2000 exposures which would have a material effect on us. The financial impact on us of such third parties not achieving high levels of year 2000 readiness cannot be estimated with any degree of accuracy. In the area of business continuity, technological operations dependent in some way on one or more third parties, the situation is much less in our ability to predict or control. In some cases, third party dependence is on vendors or technology who are themselves working towards solutions to year 2000 problems. In other cases, third party dependence is on suppliers of products and services that are themselves computer-intensive. We are in various stages of attempting to ascertain the state of year 2000 readiness of significant third parties. We are taking steps to attempt to ensure that the third parties on which we are heavily reliant are year 2000 ready, but cannot predict the likelihood of such compliance nor the direct and indirect costs of non-readiness by those third parties or of securing such services from alternate third parties. We are not yet aware of any year 2000 issues relating to third parties with which we have a material relationship. If such critical third party providers experience difficulties resulting in disruption of service to us, a shutdown of our operations at individual facilities could occur for the duration of the disruption.

         The Year 2000 project cost has been minimal and, based on preliminary information, is not currently anticipated to have a material adverse effect on our financial condition, results of operations or cash flow in future periods. However, if we, our customers or vendors are unable to resolve any Year 2000 compliance problems in a timely manner, there could result a material financial impact on us. Accordingly, management plans to devote the resources it considers appropriate to resolve all significant Year 2000 problems in a timely manner.

         The costs of the project and the date on which we believe we will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes and similar uncertainties.

FACTORS THAT COULD IMPACT FUTURE RESULTS

         FACTORS AFFECTING THE COMPANY'S LIQUIDITY AND CAPITAL RESOURCES

RISKS RELATED TO OUR BUSINESS

ALTHOUGH WE CONTINUE TO OPERATE IN THE ENTERTAINMENT BUSINESS ON A REDUCED SCALE, OUR PROSPECTS IN THE INTERNET SECTOR ARE DIFFICULT TO FORECAST BECAUSE WE HAVE ONLY BEEN TRANSITIONING TO THE INTERNET AND ONLINE COMMERCE INDUSTRIES SINCE FEBRUARY 1999.

         We announced our intention to expand our business in the internet and electronic commerce industries in February 1999 and we are gradually changing our core television production business to internet technology services and integration. These industries are new, highly speculative and involve a substantial degree of risk. Since we are in an early stage of development in these rapidly evolving industries, our prospects are difficult to predict and could change rapidly and without warning. You must consider our prospects in light of the risks, expenses and difficulties frequently encountered by companies in the early stages of developing and expanding their business, particularly companies in the new and rapidly evolving internet technology and online commerce markets. These risks include, but are not limited to, the inability to attract key personnel knowledgeable in the internet markets, the inability to respond promptly to changes in a rapidly evolving and unpredictable business environment and the inability to manage potential growth. To address these risks, we must, among other things:

         -        successfully implement new business and marketing strategies;
         -        respond to competitive developments;
         -        expand our funding of early and expansion-stage companies; and
         -        attract and retain qualified personnel.

WE MAY NOT BE SUCCESSFUL IN ENTERING INTO THE INTERNET AND ONLINE COMMERCE FIELDS SINCE WE HAVE NEVER HISTORICALLY OPERATED IN THESE BUSINESSES. OPERATING IN THESE BUSINESSES WILL ALSO REQUIRE SUBSTANTIAL WORKING CAPITAL.

         The internet and online commerce industries are completely new business ventures for us, and are businesses in which we have never operated. None of our current executives has experience operating internet-related companies. Although we believe that our experience in the entertainment business lends itself well to these industries, we may not be able to operate successfully in them.

         We retained the services of Strategic Capital Consultants to assist us in investing in or acquiring interests in internet and online commerce companies. However, if we fail to complete the acquisition of these types of companies, or if we cannot successfully integrate their businesses into ours, our business and financial condition could suffer.

         In addition, our new business strategy, investment and acquisition activities will require substantial working capital. We have spent and will continue to spend substantial funds to locate appropriate acquisition candidates, to market our efforts and to establish an effective management team with experience in the internet and online commerce industries. We cannot assure you that we will be successful in any of these areas.

WE RECENTLY ANNOUNCED THAT WE SIGNED A DEFINITIVE AGREEMENT TO MERGE WITH INFOLOCITY. IF WE FAIL TO CONSUMMATE THE MERGER WITH INFOLOCITY OR IF WE CANNOT SUCCESSFULLY INTEGRATE INFOLOCITY'S BUSINESS INTO OURS, OUR BUSINESS AND FINANCIAL CONDITION COULD SUFFER.

         In September 1999, we announced that we had entered into a definitive agreement to merge with Infolocity, a privately held internet company which, through its proprietary search technology, helps publicly traded companies minimize the impact of negative information posted on the internet. We are seeking to merge with Infolocity with the expectation that the merger will help us execute our plan to expand our core business into the internet industry and provide us with further opportunities to promote synergistic business relationships among other internet companies. In order to achieve these anticipated benefits, we must efficiently, effectively and timely integrate Infolocity's operations into ours. The combination of these businesses requires, among other things:

         -        integration of management staffs;
         -        coordination of operations and marketing efforts; and
         -        location of adequate sources of additional funding.

         Full integration of these businesses will require considerable effort on the part of our management, who will need to dedicate considerable time toward integrating the financial and information systems, management staffs and organizational cultures of the separate businesses. We could experience problems associated with the integration, and the integration itself may not proceed efficiently or be successful. Furthermore, even if we successfully integrate Infolocity's operations into ours, the combination may adversely affect our business and results of operations.

         Completion of the merger depends upon a number of conditions. These conditions include approval of the merger by our shareholders and the shareholders of Infolocity. The conditions also include our receipt of non-competition agreements from Infolocity's principal shareholders and non-disclosure agreements from the employees of Infolocity. Each of the principal shareholders of Infolocity is required prior to closing, to sign a lock-up agreement preventing the principal shareholders from selling or transferring shares of our Common Stock received as consideration in the merger for a specified period of time. As part of the merger, we will enter into employment agreements with key employees of Infolocity. Another condition to the merger is that at the time of closing we continue to maintain our current compliance with the published net tangible assets requirement of the Nasdaq Small Cap Market.

OUR GROWTH AND OPERATING RESULTS COULD BE IMPAIRED IF WE ARE UNABLE TO MEET OUR CURRENT LIQUIDITY AND CAPITAL RESOURCES REQUIREMENTS.

         Our cash commitments for the next 12 months include paying aggregate minimum base compensation of approximately $850,000 to our officers and key independent contractors and minimum office rent of approximately

$100,000. We also incur overhead and other costs such as employee salaries, related benefits, office expenses, professional fees and similar expenses. For our fiscal year ended June 30, 1999, our general and administrative expenses, which included compensation and rent, totaled $3,953,012. Dividends on our outstanding Series A Preferred Stock aggregate $425,000 annually, which we have paid in stock during the past three years. At our option, we may pay dividends on our series of preferred stock in shares of common stock or in cash. As a result of all of these expenses, we had an accumulated deficit of ($23,436,654) at June 30, 1999. As of that date, we also had cash and cash equivalents of $11,244, accounts and contracts receivable of $1,751,884 and accounts payable and accrued expenses of $1,087,522.

         We may need to raise additional funds in order to meet these expenses, fund our transition into the internet and online commerce industries and to respond to competitive pressures. If we raise additional funds by issuing equity or convertible debt securities, the percentage ownership of our stockholders will be diluted. Any new securities could have rights, preferences and privileges senior to those of our common stock. Furthermore, we cannot be certain that additional financing will be available when and to the extent required or that, if available, it will be on acceptable terms. If adequate funds are not available on acceptable terms, we may not be able to fund our expansion of our business into the internet and online commerce sectors.

WE HAVE A HISTORY OF LOSSES AND MAY NOT BE PROFITABLE IN THE FUTURE.

         For the fiscal years ended June 30, 1997, 1998 and 1999, we generated revenues of $5,521,441, $22,369,511 and $2,936,718, respectively, and incurred net losses of $4,592,145, $1,411,916 and $2,665,052, respectively (without giving effect to the payment in 1997, 1998 and 1999 of dividends of $425,000 annually, on the Series A Preferred Stock and payment in 1999 of dividends of $66,250 on the Series E Preferred Stock). As of June 30, 1999, we had an accumulated deficit of ($23,436,654). If the cash we generate from our operations cannot sufficiently fund possible future operating losses, we may need to raise additional funds. Additional financing may not be available in amounts or on terms acceptable to us, if at all.

OUR FUTURE OPERATING RESULTS MAY FLUCTUATE AND ARE UNPREDICTABLE. IF WE FAIL TO MEET THE EXPECTATIONS OF PUBLIC MARKET ANALYSTS AND INVESTORS, THE MARKET PRICE OF OUR COMMON STOCK MAY DECLINE SIGNIFICANTLY.

         Our limited operating history in the internet and online commerce industries makes it difficult to forecast accurately our revenues, operating expenses and operating results. As a result, we may be unable to adjust our spending in these areas in a timely manner to compensate for any unexpected revenue shortfall.

BECAUSE OF THE LIMITED BARRIERS TO ENTRY IN THE INTERNET AND ONLINE COMMERCE BUSINESSES, COMPETITION IN THESE MARKETS IS INTENSE. IF WE ARE UNABLE TO COMPETE SUCCESSFULLY AGAINST CURRENT AND FUTURE COMPETITORS THAT ENTER THESE MARKETS, OUR REVENUES AND OPERATING RESULTS COULD BE IMPAIRED.

         The internet and online commerce markets are new, rapidly evolving and intensely competitive, and we expect that competition could further intensify in the future. Barriers to entry are limited, and current and new competitors can launch web sites and other similar businesses at a relatively low cost. Many of our current and potential competitors have longer operating histories and significantly greater financial, marketing and other resources than us. Increased competition may result in reduced operating margins and loss of market share.

         We have not yet determined whether we will be able to compete successfully against our current and future competitors. Further, as a strategic response to changes in the competitive environment, we may from time to time make marketing decisions or acquisitions that could adversely affect our business, prospects, financial condition and results of operations.

OUR GROWTH AND OPERATING RESULTS WILL BE IMPAIRED IF THE INTERNET AND ONLINE COMMERCE INDUSTRIES DO NOT CONTINUE TO GROW.

         Our growth and operating results depend in part on widespread acceptance and use of the internet as a point of convergence in the telecommunications, entertainment and technology industries, as well as on continued consumer acceptance and use of the internet as a way to buy products. These practices are at an early stage of development, and demand and market acceptance are uncertain.

         The internet may not become a viable medium for telecommunications, entertainment and technology convergence or a healthy commercial marketplace due to inadequate development of network infrastructure and enabling technologies that address the public's concerns about:

         -        network performance;
         -        reliability;
         -        speed of access;
         -        ease of use; and
         -        bandwidth availability.

         In addition, the internet's overall viability could be adversely affected by increased government regulation. Changes in or insufficient availability of telecommunications or other services to support the internet could also result in slower response times and adversely affect general usage of the internet. Also, negative publicity and consumer concern about the security of transactions conducted on the internet and the privacy of users may also inhibit the growth of commerce on the internet.

BURDENSOME GOVERNMENT REGULATION AND LEGAL UNCERTAINTIES COULD IMPAIR OUR RESULTS OF OPERATIONS.

         It is possible that a number of laws and regulations may be adopted concerning the internet, relating to, among other things:

         -        user privacy;
         -        content;
         -        copyrights;
         -        distribution;
         -        telecommunications; and
         -        characteristics and quality of products and services.

         The adoption of any additional laws or regulations may decrease the popularity or expansion of the internet. A decline in the growth of the internet could decrease demand for our services and increase our cost of doing business. The application of laws and regulations from jurisdictions whose laws do not currently apply to our business, or the application of existing laws and regulations to the internet and other online services could also harm our business.

IF THE SOFTWARE, HARDWARE, COMPUTER TECHNOLOGY AND OTHER SYSTEMS AND SERVICES THAT WE USE ARE NOT YEAR 2000 COMPLIANT, OUR OPERATING RESULTS COULD BE IMPAIRED.

         Many existing computer programs use only two digits to identify a year. These programs were designed and developed without addressing the impact of the upcoming change in the century. If not corrected, many computer software applications could fail or create erroneous results by, at or beyond the year 2000. This could result in system failures or miscalculations causing disruptions of operations, including, among others, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

         We use hardware and software systems, which are comprised only of an internal personal computer network and commercially available software products. We have assessed these systems and we believe that our systems correctly define the year 2000. We have also assessed the embedded system contained in our leased equipment, which we believe to be Year 2000 compliant.

         In addition, we have received information from our key vendors and customers with respect to their significant Year 2000 exposures which would have a material effect on us. The financial impact on us of such third parties not achieving high levels of year 2000 readiness cannot be estimated with any degree of accuracy. In the area of business continuity, technological operations dependent in some way on one or more third parties, the situation is much less in our ability to predict or control. In some cases, third party dependence is on vendors who are themselves working towards solutions to year 2000 problems. In other cases, third party dependence is on suppliers of products and services that are themselves computer-intensive. We are in various stages of attempting to ascertain the state of year 2000 readiness of significant third parties. We are taking steps to attempt to ensure that the third parties on which we are heavily reliant are year 2000 ready, but cannot predict the likelihood of such compliance nor the direct and indirect costs of non-readiness by those third parties or of securing such services from alternate third parties. We are not yet aware of any year 2000 issues relating to third parties with which we have a material relationship. If such critical third party providers experience difficulties resulting in disruption of service to us, a shutdown of our operations at individual facilities could occur for the duration of the disruption.

         The Year 2000 issue also presents numerous other risks that could hurt our business, such as disruptions of service from third parties who provide us with electricity, water or telephone service. If these critical third party providers experience difficulties that result in disruptions of services to us, a shutdown of our operations at individual facilities could occur. Also, general uncertainty exists regarding the Year 2000 problem and its potential effect on the overall business environment and economies of the United States and other nations. As a result, we cannot determine at this time whether the Year 2000 problem will materially impact our operations or financial condition as a result of significant disruption to these economies and/or business environments.

THE INDUSTRY IN WHICH MEDIAWORKS COMPETES IS INTENSELY COMPETITIVE. IF MEDIAWORKS IS UNABLE TO COMPETE SUCCESSFULLY AGAINST ITS CURRENT AND FUTURE COMPETITORS, ITS REVENUES AND OPERATING RESULTS COULD BE IMPAIRED AND OUR BUSINESS COULD SUFFER AS A RESULT.

         The television industry is highly competitive and involves a substantial degree of risk. MediaWorks directly competes with many other television distributors which are significantly larger than it. These distributors typically have financial and other resources which are far greater than those available to MediaWorks now or in the foreseeable future. New technologies and the expansion of existing technologies in the television industry may further increase the competitive pressures on MediaWorks. We cannot assure you that MediaWorks will be successful in competing in the television field.

         MediaWorks' success depends upon its ability to distribute programming for television which will appeal to markets characterized by changing popular tastes. In light of the intense competition in the television industry, MediaWorks may not be able to continuously acquire and develop products which can be made into profitable television series.

OUR OUTSTANDING OPTIONS AND WARRANTS MAY DILUTE OUR STOCKHOLDERS' INTERESTS AND COULD HINDER US FROM OBTAINING ADDITIONAL FINANCING.

         As of September 30, 1999, we have granted options and warrants to purchase a total of 6,439,792 shares of common stock that have not been exercised. To the extent that these outstanding options and warrants are exercised, our stockholders' interests will be diluted. Also, we may not be able to obtain additional equity capital on terms we like, since the holders of the outstanding options and warrants will likely exercise them at a time when we may be able to obtain such capital on better terms than those in the options and warrants.

THE CONVERSION OF OUR CONVERTIBLE PREFERRED STOCK MAY DILUTE OUR
STOCKHOLDERS' INTERESTS AND COULD HINDER US FROM OBTAINING ADDITIONAL
FINANCING.

         As of September 30, 1999, we have issued and outstanding 1,000,000 shares of our Series A Preferred Stock, 2,500,000 shares of our Series C Preferred Stock and 225,000 shares of our Series F Preferred Stock. At our option, we can pay the dividends on our Series A Preferred Stock in cash or in shares of common stock. No dividends are currently due on the Series C Preferred Stock. We are not required to pay dividends on the Series F Preferred Stock.

         Holders of our convertible preferred stock could convert their shares into common stock at any time in the future. To the extent all of the shares of our outstanding convertible preferred stock are converted into common stock, our common stockholders' interests will be diluted. Since these shares of common stock will be registered for sale in the marketplace, future offers to sell such shares could potentially depress the price of our common stock. In the future, this could make it difficult for us or our stockholders to sell the common stock. Also, we may have problems obtaining additional equity capital on terms we like, since we can expect the holders of our convertible preferred stock to convert their shares into common stock at a time when we would be able to obtain any needed capital on more favorable terms than those of the convertible preferred stock.

STOCK PRICES OF INTERNET-RELATED COMPANIES HAVE FLUCTUATED WIDELY IN RECENT MONTHS AND THE TRADING PRICE OF OUR COMMON STOCK IS LIKELY TO BE VOLATILE, WHICH COULD RESULT IN SUBSTANTIAL LOSSES TO INVESTORS.

         As a result of our recent expansion into internet and online commerce, the trading price of our common stock could become more volatile and could fluctuate widely in response to factors including the following, some of which are beyond our control:

         -        variations in our operating results;
         - announcements of technological innovations or new services by us or our competitors;
         - changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;
         - changes in operating and stock price performance of other internet-related companies similar to us;
         - conditions or trends in the internet and technology industries;
         -        additions or departures of key personnel; and
         -        future sales of our common stock.

         Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

TAKEOVER EFFORTS COULD BE DETERRED AS A RESULT OF OUR RIGHT TO ISSUE PREFERRED STOCK IN THE FUTURE AND CERTAIN PROVISIONS IN OUR CERTIFICATE OF INCORPORATION.

         Our Certificate of Incorporation permits our Board of Directors to issue up to 20,000,000 shares of "blank check" Preferred Stock. Our Board of Directors also has the authority to determine the price, rights, preferences, privileges and restrictions of those shares without any further vote or action by our stockholders. We have issued and outstanding 1,000,000 shares of Series A Preferred Stock, 2,500,000 shares of Series C Preferred Stock and 225,000 shares of Series F Preferred Stock. If we issue additional preferred stock with voting and conversion rights, the rights of our common stockholders could be adversely affected by, among other things, the loss of their voting control to others. Any additional issuances could also delay, defer or prevent a change in our control, even if these actions would benefit our stockholders.

         Additionally, provisions of Delaware law and our Certificate of Incorporation could make it more difficult for a third party to acquire us, even if doing so would be beneficial to our stockholders.

WE HAVE NEVER PAID DIVIDENDS ON OUR COMMON STOCK. WE PAY ANNUAL CASH OR STOCK DIVIDENDS ON SOME OF OUR PREFERRED STOCK.

         We have never paid cash dividends on our common stock and we do not expect to pay these dividends in the foreseeable future. Holders of our Series A Preferred Stock are entitled to annual dividends of 8 1/2% (aggregating $425,000 annually, in cash or stock at our option, assuming no conversion). Holders of our Series C Preferred Stock are entitled to dividends of 8% annually, so long as we have net income in excess of $1,000,000 in the applicable fiscal year. We pay these dividends quarterly, in cash or in shares of our common stock. For the foreseeable future, we anticipate that we will retain all of our cash resources and earnings, if any, for the operation and expansion of our business, except to the extent required to satisfy our obligations under the terms of the Series A Preferred Stock and Series C Preferred Stock.

SALES OF ADDITIONAL SHARES OF OUR COMMON STOCK INTO THE PUBLIC MARKET MAY CAUSE OUR STOCK PRICE TO FALL.

         If we or our stockholders sell substantial amounts of our common stock (including shares issued upon the exercise of outstanding options and warrants or upon the conversion of shares of our convertible preferred stock) in the public market, the market price of our common stock could fall. As of September 29, 1999, we will have outstanding approximately 13,613,657 shares of our common stock. The unregistered common stock and the common stock held by our officers and directors are "restricted" securities as that term is defined by Rule 144 under the Securities Act. In the future, these restricted securities may be sold only in compliance with Rule 144 or if they are registered under the Securities Act or under an exemption. Generally, under Rule 144, each person who holds restricted securities for a period of one year may, every three months, sell in ordinary brokerage transactions an amount of shares which does not exceed the greater of 1% of our then-outstanding shares of common stock, or the average weekly volume of trading of our common stock as reported during the preceding four calendar weeks. A person who has not been an affiliate of ours for at least the three months immediately preceding the sale and who has beneficially owned shares of common stock for at least two years can sell such shares under Rule 144 without regard to any of the limitations described above. Sales of substantial amounts of common stock in the public market, or the perception that such sales could occur, may adversely affect the prevailing market price for our common stock and could impair our ability to raise capital through a public offering of equity securities.

         In addition, as of June 30, 1999 holders of options and warrants may acquire approximately 6,439,792 shares of Common Stock and holders of shares of our Series A Preferred Stock, Series C Preferred Stock and Series F Preferred Stock may acquire shares of Common Stock at various conversion rates.

NASDAQ COULD DELIST OUR COMMON STOCK WHICH COULD MAKE IT MORE DIFFICULT FOR YOU TO SELL OR OBTAIN QUOTATIONS AS TO THE PRICE OF OUR COMMON STOCK.

         In order to continue to be listed on Nasdaq, we must meet the following requirements:

         - net tangible assets of at least $2,000,000, or a market capitalization of $35,000,000 or $500,000 in net income for two of the last three years;
         -        a minimum bid price of $1.00;
         -        two market makers;
         -        300 stockholders;
         - at least 500,000 shares in the public float o a minimum market value for the public float of $1,000,000; and o compliance with certain corporate governance standards.

         Our minimum bid price at September 29, 1999 was $1.34375. If we cannot satisfy Nasdaq's maintenance criteria in the future, Nasdaq could delist our common stock. In the event of delisting, trading, if any, would be conducted only in the over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board." As a result of any possible delisting, an investor would likely find it more difficult to sell or obtain quotations as to the price of our common stock.

ITEM 7.  FINANCIAL STATEMENTS

         The Report of Independent Certified Public Accountants, Financial Statements and Notes to the Financial Statements appear in a separate section of this Form 10-KSB following Part III. The Index to Financial Statements appears on page F-1.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

         None.

                                   PART III

ITEM 9. DIRECTORS AND EXECUTIVE OFFICERS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The directors and executive officers of our company and their ages at June 30, 1999 are as follows:



        Name                                         Age         Position
        ----                                         ---         --------

        Irwin Meyer                                   64         Chief Executive Officer, Chairman of the
                                                                 Board of Directors

        Arthur H. Bernstein                           36         Executive Vice President, Secretary and
                                                                 Director

        Michael Iscove (1)(2)                         48         Director

        Thomas A. Daniels                             46         Director

        Ivan Berkowitz (1)(2)                         53         Director



---------------------------
(1) Audit Committee Member
(2) Compensation Committee Member

Directors are elected to an annual term that expires at our Company's annual meeting of stockholders.

         IRWIN MEYER has been a director of our Company since its inception in 1989 and has served as our Chief Executive Officer since February 1995. Since October 1997, Mr. Meyer has been Chairman of the Board of Directors. At various times prior to October 1997, Mr. Meyer has served as our Chairman of the Board (April 1996-October 1997; January 1991-June 1992); Co-Chairman of the Board (February 1990-December 1990) and President (February 1995-October 1997). From 1988 to July 1994, Mr. Meyer was a director of Ventura Entertainment Group Ltd., our former parent company ("Ventura"), and from May 1988 to December 1990, Mr. Meyer was President of Ventura. Mr. Meyer was an executive producer of seven of our made-for-television movies. In 1995 he was nominated for Producer of the Year by the Producers Guild of America. Mr. Meyer received the Antoinette Perry ("Tony") Award, the New York Drama Critics Circle Award, the Drama Desk Award, the Outer Critics Circle Award and the Cue Magazine Golden Apple Award for his 1977 production of the musical "Annie." Mr. Meyer is a member of the Academy of Motion Picture Arts and Sciences and the Academy of Television Arts and Sciences. He holds a B.S.
from New York University.

         ARTHUR H. BERNSTEIN has been a director of our Company since February 1995 and has served as the Executive Vice President of our Company since October 1997 as well as our Secretary since March 1995. Between June 1992 and October 1997, Mr. Bernstein served as a Senior Vice President of our Company and was our Vice President-Business and Legal Affairs from September 1991 to June 1992. Prior to this, Mr. Bernstein was a Director of Legal and Business Affairs for New World Entertainment Ltd. from July 1989 to August 1991. From 1987 to June 1989, he was Assistant General Counsel of Four Star International, Inc. Mr. Bernstein received a B.S. in finance and marketing from Philadelphia College of Textiles and Sciences in 1984 and his law degree from Temple University in 1987.

         MICHAEL ISCOVE has been a director of our Company since October 1997. Since June 1995, Mr. Iscove has served as the Chairman, President and Chief Executive Officer of Sirius Corporate Finance Inc. Prior to that,
Mr. Iscove was the President of Creative Fusion from April 1989 to June 1995. In 1978, Mr. Iscove received a Chartered Accounts Designation in accounting from The Canadian Institute of Chartered Accountants. In 1972, Mr. Iscove received a B.A. degree in English from York University, Toronto, Canada.

         THOMAS A. DANIELS has been a director of our Company since July 1998. Since our acquisition of MediaWorks in July 1998, Mr. Daniels has served as President of MediaWorks. Mr. Daniels co-founded

                                       18


         MediaWorks in 1996. Prior to that time, Mr. Daniels was, at various times, a senior production and distribution executive with Blake Edward's Television, Paramount Pictures Television and Columbia Pictures Television.

         IVAN BERKOWITZ has been a director of our Company since February 1999. Since 1993, Mr. Berkowitz has served as managing General Partner of Steib & Company, a privately held New York based investment company. Between 1995 and 1997, Mr. Berkowitz served as Chief Executive Officer of PolyVision Corporation. Between 1990 and 1994, Mr. Berkowitz served as Chairman of the Board of Directors of Migdalei Shekel. Currently, Mr. Berkowitz serves on the Board of Directors of the following public companies: Propierre, a real estate fund, HMG WorldWide, a manufacturer of point of purchase displays, PolyVision Corporation, a manufacturer of school products and displays, and Migdalei Shekel, a real estate company based in Tel Aviv, Israel. Since 1989, Mr. Berkowitz has served as President of Great Court Holdings Corporation, a privately held New York based investment company. Mr. Berkowitz holds a B.A. (cum laude) from Brooklyn College, an MBA in Finance from Baruch College, City University of New York, and a Ph.D. in International Law from Cambridge University, England.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of our Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of Section 16(a) forms they file.

         To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 1999 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were satisfied, except Ivan Berkowitz filed a Form 3 late and Arthur Bernstein filed a Form 4 late.

ITEM 10. EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to us for the fiscal years ended June 30, 1997, 1998 and 1999, of those persons who were (i) at June 30, 1999 the Chief Executive Officer and (ii) each other executive officer of our Company whose annual compensation exceeded $100,000 (the "Named Executive Officers") in such fiscal years:

                                                                             Long Term
                                                      Annual Compensation   Compensation
                                                      -------------------    Number of
                                        Fiscal Year                          Securities
                                           Ended                             Underlying     All Other
                                          June 30,      Salary     Bonus      Options      Compensation
                                        -----------    --------    -----    ------------   ------------

Irwin Meyer...........................      1999       $312,000     $0               0      $18,000(2)
     Chief  Executive Officer (1)           1998        312,000      0               0       18,000(2)
                                            1997        312,000      0               0       18,000(2)
                                                                                             68,016(3)

Arthur H. Bernstein...................      1999       $175,000     $0         600,000      $12,000(2)
     Executive Vice President               1998        175,000      0               0       12,000(2)
     and Secretary                          1997        160,000      0         150,000       12,000(2)

Thomas A. Daniels.....................      1999       $188,482     $0         500,000      $11,500(2)
     Director and President of              1998              0      0               0            0
     MediaWorks, a wholly owned             1997              0      0               0            0
     subsidiary of the Company (4)


---------------------------
(1) Includes amounts paid to Mountaingate which provides us with the service of Mr. Meyer and others.

(2) Automobile reimbursement.

(3) Forgiveness of note receivable due from Mountaingate.

(4) Mr. Daniels began employment with us on July 15, 1998.


EMPLOYMENT AGREEMENTS

         We have entered into an employment agreement with Irwin Meyer for his services as Chief Executive Officer of our Company and a production agreement with Mountaingate Productions LLC ("Mountaingate") for the services of Mr. Meyer and others as producers and/or executive producers and to perform other duties. Mountaingate is a California limited liability company of which Alison Meyer and Patricia Meyer, the adult children of Mr. Meyer, are the sole members. The production agreement with Mountaingate provides for annual compensation of $262,000, plus a $1,500 monthly automobile reimbursement. The employment agreement with Mr. Meyer provides for annual compensation of $50,000. Both of these agreements have been extended to June 30, 2002. Both agreements are terminable by us in the event of Mr. Meyer's death or disability. In such event, we shall pay Mountaingate a guaranteed fee of $262,000 for one year. We may also terminate these agreements "for cause" (as defined in the agreements). Mountaingate and Mr. Meyer may terminate their respective agreements in the event of a material breach thereof by us or for "good reason" (as defined in the agreements). In such event, we shall be obligated to pay all amounts due thereunder for the balance of their respective terms. In the event that we materially breach either agreement after a "change in control" (as defined in the agreements), Mountaingate and Mr. Meyer, respectively, shall be entitled to a lump sum payment equal to three times their then current total annual compensation.

         Arthur Bernstein is employed as Executive Vice President of our Company pursuant to an employment agreement, as amended, which has been extended to June 30, 2002. Mr. Bernstein's annual compensation is $175,000 plus a $1,000 monthly automobile reimbursement. The employment agreement is terminable by us in the event of Mr. Bernstein's death or disability. In such event, we are obligated to pay Mr. Bernstein's compensation for one year. We may also terminate the employment agreement "for cause" (as defined in the agreement). Mr. Bernstein may terminate this Employment Agreement in the event of a material breach by us or for "good reason" (as defined in the agreement). In such event, we will be obligated to pay him all amounts due thereunder for the balance of its term and all unvested stock options held by him shall vest. In the event of a "change in control" (as defined in this agreement) of our Company, all stock options issued to Mr. Bernstein shall vest and we shall, at Mr.

Bernstein's option, purchase shares of Common Stock owned by him at the then market price and shall acquire all of his stock options for the difference between the exercise price of such options and the greater of the price at which the new controlling entity acquired its interest in our Company or the then market price of the Common Stock.

         Thomas Daniels is employed as Chief Executive Officer of our subsidiary, MWI Distribution, Inc. d/b/a MediaWorks International pursuant to an employment agreement, as amended, which will terminate on June 30, 2002. Mr. Daniel's annual compensation is $186,000 plus a $750.00 monthly automobile reimbursement. The employment agreement is terminable by us in the event of Mr. Daniel's death or disability. We may also terminate the employment agreement "for cause" (as defined in the agreement). Mr. Daniels may terminate this Employment Agreement in the event of a material breach by us or for "good reason" (as defined in the agreement). In such event, we will be obligated to pay him all amounts due thereunder for the balance of its term.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of June 30, 1999, relating to the ownership of the Common Stock, Series C Preferred Stock and Series F Preferred Stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock, Series C Preferred Stock and Series F Preferred Stock, (ii) each of our directors, (iii) each of the Named Executive Officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of us, 5757 Wilshire Boulevard, Penthouse 1, Los Angeles, California 90036, unless otherwise set forth below.



                                                               Number of                       Number of
                                 Number of                     Shares of                       Shares of
                                 Shares of                      Series C                        Series F
                                   Common                      Preferred                       Preferred
                                   Stock                         Stock                           Stock
                                Beneficially    Percent of    Beneficially      Percent of    Beneficially    Percent of
   Name and Address              Owned (1)      Class (1)      Owned (1)        Class (1)      Owned (1)      Class (1)
----------------------------    ------------    ----------    --------------    ----------    ------------    ----------

Alison Meyer (2)                  1,700,000        12.3%        1,300,000         52.0%
Patricia Meyer (2)                1,700,000        12.3%        1,300,000         52.0%
Arthur H. Bernstein (3)             200,000         1.6%
Salvatore Grosso (4)              1,611,111        12.8%
Lawrence S. Jacobson (4)          1,611,111        12.8%
Irwin Meyer                               0           0%
Ivan Berkowitz (5)                  525,000         4.2%
Mountaingate Productions LLC (2)  1,700,000        12.3%        1,300,000         52.0%
Strategic Capital                                               1,200,000         48.0%
Consultants
Michael Iscove (6)                  366,945         3.0%
Thomas A. Daniels (7)             1,001,945         7.9%
Joseph Stephens &                   498,473         4.0%
Company, Inc. (8)
Augustine Fund, L.P.                                                                            225,000          100%
Directors and Executive           2,093,890        15.2%
Officers as a group (5
persons) (9)


---------------------------


                                    Page 21


(1) Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at June 30, 1999.

(2) Includes options to purchase 1,700,000 shares of Common Stock by Mountaingate. Mountaingate owns 1,300,000 shares of Series C Convertible Preferred Stock. Alison Meyer and Patricia Meyer, the adult children of Irwin Meyer, our Chief Executive Officer, beneficially own the options to purchase the 1,700,000 shares of Common Stock and the 1,300,000 shares of Series C Convertible Stock by virtue of being the sole members of Mountaingate.

(3)    Represents options to purchase 200,000 shares of Common Stock.

(4) Each of Mr. Grosso and Mr. Jacobson directly holds and has sole dispositive and voting power as to 1,111,111 shares. Includes options to purchase 500,000 shares of Common Stock by each of Mr. Grosso and Mr. Jacobson.

(5)    Represents options to purchase 525,000 shares of Common Stock.

(6) Represents 16,945 shares of Common Stock held through Sirius Corporate Finance, Inc., of which Mr. Iscove is President and options to purchase 350,000 shares of Common Stock held by Mr. Iscove.

(7)    Includes options to purchase 620,000 shares of Common Stock.

(8) According to a Schedule 13G filed by Joseph Stevens & Company, Joseph Sobara and Steven Markowitz on February 11, 1999, Joseph Stevens & Company, Inc. owned as of December 31, 1998, warrants to purchase 200,000 units, each unit consisting of four shares of common stock and two redeemable common stock purchase warrants. Each redeemable warrant entitles the holder to purchase an additional share of Common Stock. All of the warrants are currently exercisable. Additionally, Joseph Stevens & Company, Inc. held as of December 31, 1998, 8,753 redeemable warrants in its market making account, all of which are currently exercisable. Mr. Sobara and Mr. Markowitz each was a controlling shareholder, director and officer of Joseph Stevens & Company, Inc. on December 31, 1998. Additionally, Mr. Markowitz owned 1,833 shares of Common Stock. The address of Joseph Stevens & Company, Inc., and Messrs. Sobara and Markowitz is 33 Maiden Lane, New York, New York 10038.

(9)    Includes options to purchase 1,695,000 shares of Common Stock.

       There are no issued and outstanding shares of Series B Preferred Stock, Series D Preferred Stock or Series E Preferred Stock. There are no 5% beneficial owners of Series A Preferred Stock.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For consulting services performed in connection with our acquisition of the Grosso-Jacobson Companies during the fiscal year ended June 30, 1998, Michael Iscove, a member of the Board of Directors of the Company, received approximately $160,000 in consulting fees from us, comprised of $100,000 in cash and 16,945 shares of common stock, valued at $3.60 per share.

         In connection with our acquisition of MediaWorks International, Michael Iscove received $40,000 in consulting fees from us during the fiscal year ended June 30, 1998.

         During the fiscal year ended June 30, 1999, Michael Iscove provided $75,000 of consulting services to our company.

         For legal services performed in connection with our acquisition of the Grosso-Jacobson Companies, the law firm of Kay, Collyer & Boose was paid $150,000 in cash. Michael Collyer, a former member of our Board of Directors, is a partner in the law firm of Kay, Collyer & Boose.

         During the fiscal year ended June 30, 1999, we issued a promissory note to Mountaingate for the sum of $44,046.14, which represents amounts owed to Mountaingate under its production agreement with our company. The promissory note bears interest at the rate of ten percent (10%) per annum.

         During the fiscal year ended June 30, 1999, we and Mountaingate entered into a Securities Purchase Agreement. Mountaingate purchased for $1,300.00, 1,300,000 shares of the Series C Convertible Preferred Stock convertible at a fixed rate of $0.50 per share.

         For more information concerning transactions between us and related parties, see Note 6 of the Notes to the Financial Statements.

ITEM 13. EXHIBITS, LIST AND REPORTS ON FORM 8-K

         (a) The following documents are filed as part of this Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999.

         1.  Financial Statements:

             Financial Statements are listed in the "Index to Financial Statements" at page F-1.

         2.  Schedules:

             Financial Statements schedules are listed in the "Index to Financial Statements" at page F-1 herein.

         3.  Exhibits: (numbered in accordance with Item 601 of Regulation S-B)

             (a) The Exhibits listed below are filed or incorporated by reference as part of this Report.



EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

2.1 Agreement and Plan of Merger, dated September 15, 1997, by and among The Producers Entertainment Group Ltd., TPEG Acquisition
                  I Corp., The Grosso-Jacobson Entertainment Corporation,
                  Salvatore Grosso and Lawrence S. Jacobson.(3)

2.2 Agreement and Plan of Merger, dated September 15, 1997, by and among The Producers Entertainment Group Ltd., TPEG Acquisition
                  II Corp., The Grosso-Jacobson Productions, Inc., Salvatore
                  Grosso and Lawrence S. Jacobson. (3)

2.3 Agreement and Plan of Merger, dated September 15, 1997, by and among The Producers Entertainment Group Ltd., TPEG Acquisition
                  III Corp., Grosso-Jacobson Music Company, Inc., Salvatore
                  Grosso and Lawrence S. Jacobson. (3)

2.4 Agreement of Merger dated as of July 15, 1998, by and among The Producers Entertainment Group Ltd., TPEG Merger Company,
                  MWI Distribution, Inc. and Tom Daniels and Craig Sussman.(4)

2.5 Agreement and Plan of Merger, dated September 22, 1999, by and among IAT Resources Corporation, Infolocity Merger Sub, Inc.
                  and Infolocity, Inc.

3.1               Restated Certificate of Incorporation, dated June 24, 1993.(1)

3.2               Amendment to Certificate of Incorporation, dated April 28,
                  1998.(2)

3.3               Bylaws. (1)


                                    Page 23


3.4               Amendment No. 1 to Bylaws.(1)

4.1               Certificate of Designations for Series A Preferred Stock dated
                  December 13, 1994.(1)

4.2               Certificate of Designations for Series B Preferred Stock dated
                  July 15 , 1998.

4.3               Certificate of Designations for Series C Preferred Stock dated
                  May 20, 1999.

4.4 Certificate of Designations for Series D Preferred Stock, dated July 31, 1998.(2)

4.5 Certificate of Designations for Series E Preferred Stock, dated July 31, 1998.(2)

4.6 Certificate of Designations for Series F Preferred Stock, dated July 31, 1998.(2)

4.7               Securities Purchase Agreement, dated July 31, 1998 between The
                  Producers Entertainment Group Ltd. and the Augustine Fund,
                  L.P.(2)

4.8               Registration Rights Agreement, dated July 31, 1998 between The
                  Producers Entertainment Group Ltd. and the Augustine Fund,
                  L.P. (2)

4.9               Escrow Agreement dated as of July 31, 1998 among the Augustine
                  Fund, L.P., The Producers Entertainment Group Ltd. and H.
                  Glenn Bagwell, Jr., as Escrow Agent.(1)

10.1              1998 Stock Incentive Plan.(5)

10.2              Executive Extension Agreement, dated October 20, 1997, between
                  The Producers Entertainment Group Ltd. and Irwin Meyer.(3) +

10.3              Executive Extension Agreement, dated October 20, 1997, between
                  The Producers Entertainment Group Ltd. and Arthur Bernstein.
                  (3) +

10.4 Mountaingate Extension Agreement, dated October 20, 1997, between The Producers Entertainment Group Ltd. and
                  Mountaingate Productions, LLC. (3)

10.5 Employment Agreement dated as of July 15, 1998, by and among TPEG Merger Company and Thomas Daniels. (4) +

10.6 Registration Rights Agreement dated as of July 15, 1998, by and among The Producers Entertainment Group Ltd., Tom Daniels and Craig Sussman. (4)

10.7              Securities Purchase Agreement with Strategic Capital
                  Consultants, dated as of January 14, 1999. (6)

10.8              Securities Purchase Agreement with Mountaingate Productions
                  LLC, dated as of January 14, 1999. (6)

21.1              Subsidiaries of the Company.

23.1              Consent of Singer Lewak Greenbaum & Goldstein LLP.

27.1              Financial Data Schedule.


---------------------------
(1) Incorporated by reference to Registrant's Report on Form 8-K dated June 18, 1996.

(2) Incorporated by reference to Registrant's Registration Statement on Form S-3 filed September 1, 1998.

(3) Incorporated by reference to Registrant's Report on Form 8-K filed November 4, 1997 (as amended on December 29, 1997).

(4) Incorporated by reference to Registrant's Report on Form 8-K filed July 31, 1998.

(5) Incorporated by reference to Registrant's Proxy Statement filed April 1,
    1998.

(6) Incorporated by reference to Registrant's Report on Form 10-Q filed on May 24, 1999.

+        Denotes employment contract.

         (b) Reports on Form 8-K:

             The following Current Reports on Form 8-K were filed by the Company during the quarter ended June 30, 1999:

             (i) Current Report on Form 8-K filed May 3, 1999. Items 5 and 7 were reported.

                                  SIGNATURES

         IN ACCORDANCE WITH SECTION 13 OR 15(d) OF THE EXCHANGE ACT, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNDER DULY AUTHORIZED.

                                            IAT RESOURCES CORPORATION

Dated: October 11, 1999                     By /s/ Irwin Meyer
                                               ---------------------------------
                                               Irwin Meyer
                             Chief Executive Officer

         IN ACCORDANCE WITH EXCHANGE ACT, THIS REPORT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED:




                    Name                                      Position                              Date
-------------------------------------------   ----------------------------------------   ----------------------



             /s/ Irwin Meyer                  Chief Executive Officer, Chairman of       October 11, 1999
-------------------------------------------   the Board of Directors
               Irwin Meyer


           /s/ Arthur Bernstein               Executive Vice President, Secretary        October 11, 1999
-------------------------------------------   and Director
           Arthur H. Bernstein


            /s/ Michael Iscove                Director                                   October 11, 1999
-------------------------------------------
              Michael Iscove


          /s/ Thomas A. Daniels               Director and Chief Executive Officer       October 11, 1999
-------------------------------------------   of MediaWorks
            Thomas A. Daniels


            /s/ Ivan Berkowitz                Director                                   October 11, 1999
-------------------------------------------
              Ivan Berkowitz

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                                                                        CONTENTS
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------


                                                                     Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                     F-2

FINANCIAL STATEMENTS

    Consolidated Balance Sheet                                       F-3-4

    Consolidated Statements of Operations                            F-5-6

    Consolidated Statements of Shareholders' Equity                  F-7-8

    Consolidated Statements of Cash Flows                           F-9-10

    Notes to Consolidated Financial Statements                     F-11-29

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders
IAT Resources Corporation
(formerly The Producers Entertainment Group Ltd.)

We have audited the accompanying consolidated balance sheet of IAT Resources Corporation (formerly The Producers Entertainment Group Ltd.) and subsidiary as of June 30, 1999, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IAT Resources Corporation (formerly The Producers Entertainment Group Ltd.) and subsidiary as of June 30, 1999, and the results of its consolidated operations and its consolidated cash flows for each of the two years in the period ended June 30, 1999 in conformity with generally accepted accounting principles.


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
October 8, 1999

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                                                      CONSOLIDATED BALANCE SHEET
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------

                                     ASSETS


CURRENT ASSETS
     Cash and cash equivalents                         $   11,244
     Accounts receivable, Net of
     allowance for doubtful accounts of $562,830       $1,638,484
     Receivable from related parties                      102,156
     Prepaid assets                                        19,207
                                                       ----------

         Total current assets                           1,771,091

FILM COSTS                                                471,762
FIXED ASSETS, at cost, net                                100,843
GOODWILL, less accumulated amortization of $99,282        886,913
INVESTMENTS                                               800,000
OTHER ASSETS                                               10,035
                                                       ----------

                  TOTAL ASSETS                         $4,040,644
                                                       ==========


   The accompanying notes are an integral part of these financial statements.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                                                      CONSOLIDATED BALANCE SHEET
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------

                      LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable and accrued expenses                     $  1,018,476
     Dividends payable                                              278,750
     Due to related parties                                          69,046
     Capital lease obligation                                        33,258
                                                               ------------

         Total current liabilities                                1,399,530
                                                               ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
     Preferred stock, Series A, $0.001 par value
         1,300,000 shares authorized
         1,000,000 shares issued and outstanding                      1,000
     Preferred stock, Series C, $0.001 par value
         3,000,000 shares authorized
         3,000,000 shares issued and outstanding                      3,000
     Preferred stock, Series D, $0.001 par value
         50,000 shares authorized
         50,000 shares issued and outstanding                            50
     Preferred stock, Series E, $0.001 par value
         500,000 shares authorized
         225,000 shares issued and outstanding                          225
     Preferred stock, Series F, $0.001 par value
         500,000 shares authorized
         275,000 shares issued and outstanding                          275
     Common stock, $0.001 par value
         50,000,000 shares authorized
         11,975,764 shares issued and outstanding                    11,976
     Treasury stock, at cost
         93,536 shares                                           (1,010,192)
     Additional paid-in capital                                  27,071,434
     Accumulated deficit                                        (23,436,654)
                                                               ------------

              Total shareholders' equity                          2,641,114
                                                               ------------
                  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $  4,040,644
                                                               ============


   The accompanying notes are an integral part of these financial statements.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          FOR THE YEARS ENDED JUNE 30,

--------------------------------------------------------------------------------


                                                                1999            1998
                                                             -----------    -------------

REVENUES                                                     $  2,936,718   $ 22,369,511
                                                             ------------   ------------

COSTS RELATED TO REVENUES
     Amortization of film costs                                      --        9,384,311
     Cost of sales                                                926,295      9,773,397
                                                             ------------   ------------

         Total costs related to revenues                          926,295     19,157,708
                                                             ------------   ------------

NET REVENUES                                                    2,010,423      3,211,803

WRITE-OFF OF PROJECTS IN DEVELOPMENT                              301,037        199,450

GENERAL AND ADMINISTRATIVE EXPENSES                             3,953,012      3,592,772
                                                             ------------   ------------

LOSS FROM OPERATIONS                                           (2,243,626)      (580,419)
                                                             ------------   ------------

OTHER INCOME (EXPENSE)
     Merger expenses                                               (6,696)      (372,695)
     Interest and dividend income                                   1,140         61,817
     Interest and financing expense                               (12,447)        (4,225)
     Write-off of notes receivable and other assets              (166,965)      (196,105)
     Amortization of related party covenant not to compete       (115,000)      (276,000)
     Amortization of goodwill                                     (99,282)          --
     Other expense                                                (22,176)       (44,289)
                                                             ------------   ------------

         Total other income (expense)                            (421,426)      (831,497)
                                                             ------------   ------------

NET LOSS                                                       (2,665,052)    (1,411,916)

DIVIDEND REQUIREMENT OF SERIES A PREFERRED STOCK                 (425,000)      (425,000)

DIVIDEND REQUIREMENT OF SERIES E PREFERRED STOCK                  (66,250)          --
                                                             -------------  -------------

NET LOSS APPLICABLE TO COMMON SHAREHOLDERS                   $ (3,156,302)  $ (1,836,916)
                                                             =============  =============


   The accompanying notes are an integral part of these financial statements.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          FOR THE YEARS ENDED JUNE 30,

--------------------------------------------------------------------------------


                                                                                      1999               1998
                                                                                ---------------    ----------------

BASIC LOSS PER COMMON SHARE                                                     $         (0.35)   $          (0.29)
                                                                                ===============    ================

DILUTED LOSS PER COMMON SHARE                                                   $         (0.35)   $          (0.29)
                                                                                ===============    ================

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
     BASIC                                                                            9,085,053           6,522,459
                                                                                ===============    ================

     FULLY DILUTED                                                                    9,085,053          6,522,459
                                                                                ===============    ================


   The accompanying notes are an integral part of these financial statements.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                                    FOR THE YEARS ENDED JUNE 30,
--------------------------------------------------------------------------------

                                                                      Preferred Stock
                         ----------------------------------------------------------------------------------------------------------
                              Series A              Series C              Series D              Series E              Series F
                         ------------------    ------------------    ------------------    ------------------    ------------------
                         Shares      Amount    Shares      Amount    Shares      Amount    Shares      Amount    Shares      Amount
                         ------      ------    ------      ------    ------      ------    ------      ------    ------      ------

Balance, June 30,
   1997                  1,000,000   $ 1,000        -      $    -         -      $    -         -      $    -         -      $    -
Issuance of common
   shares in payment
   of dividends on
   Series A preferred
   stock
Issuance of common
   shares and planned
   issuance of warrants
   in payment of
   consulting and
   legal fees
Dividends paid on
   Series A preferred
   stock
Net loss
                         ------      ------    ------      ------    ------      ------    ------      ------    ------      ------
Balance, June 30,
   1998                  1,000,000     1,000        -           -         -           -         -           -         -           -
Issuance of common
   shares in payment
   of dividends on
   Series A preferred
   stock
Issuance of common stock in connection with the acquisition of MWI
   Distributions, Inc.

Issuance of common
   stock for the
   exercise of options

Issuance of common
   stock for the
   exercise of options-
   Strategic
Issuance of Series C
   preferred stock                            3,000,000      3,000
Issuance of Series D
   preferred stock                                                    50,000         50
Offering costs
Issuance of Series E
   preferred stock                                                                           225,000        225
Offering costs
Issuance of Series F
   preferred stock                                                                                                275,000       275
Issuance of common
   stock from the
   preferred Series D
   conversion -
   Augustine Fund


                            Common Stock                          Additional
                         -------------------       Treasury         Paid-in        Accumulated
                         Shares       Amount        Stock           Capital          Deficit          Total
                         ------       ------       --------       ----------       -----------        -----

Balance, June 30,       6,351,476     $ 6,352     $(1,010,192)    $ 22,963,421     $(18,443,436)      $3,517,145
   1997
Issuance of common
   shares in payment
   of dividends on
   Series A preferred
   stock                  293,689         293                          318,456                           318,749
Issuance of common
   shares and planned
   issuance of warrants
   in payment of
   consulting and
   legal fees              27,778          28                          129,472                           129,500
Dividends paid on
   Series A preferred
   stock                                                                               (425,000)        (425,000)
Net loss                                                                             (1,411,916)      (1,411,916)
                         --------     -------     -----------     ------------     -------------      -----------
Balance, June 30,
   1998                 6,672,943       6,673      (1,010,192)      23,411,349      (20,280,352)       2,128,478
Issuance of common
   shares in payment
   of dividends on
   Series A preferred
   stock                  343,932         344                          318,406                           318,750
Issuance of common
   stock in connection
   with the acquisition
   of MWI
   Distributions, Inc.  1,203,704       1,204                          525,416                           526,620

Issuance of common
   stock for the
   exercise of options    600,000         600                          427,400                           428,000

Issuance of common
   stock for the
   exercise of options-
   Strategic              500,000         500                          249,500                           250,000
Issuance of Series C
   preferred stock                                                                                         3,000
Issuance of Series D
   preferred stock                                                     499,950                           500,000
Offering costs                                                         (35,000)                          (35,000)
Issuance of Series E
   preferred stock                                                   1,001,744                         1,001,969
Offering costs                                                        (157,500)                         (157,500)
Issuance of Series F
   preferred stock                                                                                           275
Issuance of common
   stock from the
   preferred Series D
   conversion -
   Augustine Fund       2,005,185       2,005                        1,245,800                         1,247,805

     The accompanying notes are an integral part of these financial statements.

                                                      IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF SHAREHOLDERS'
                 EQUITY (CONTINUED) FOR THE YEARS ENDED JUNE 30,
--------------------------------------------------------------------------------


                                                                      Preferred Stock
                         ----------------------------------------------------------------------------------------------------------
                              Series A              Series C              Series D              Series E              Series F
                         ------------------    ------------------    ------------------    ------------------    ------------------
                         Shares      Amount    Shares      Amount    Shares      Amount    Shares      Amount    Shares      Amount
                         ------      ------    ------      ------    ------      ------    ------      ------    ------      ------

Issuance of common
   stock for
   consulting
   services                          $                     $                     $                      $                     $
Return of stock -
   Grosso-Jacobson
Dividends paid on
   Series A preferred
   stock
Dividends paid on
   Series E preferred
   stock
Net loss
                       ---------     -------   ---------   -------   ------      ------    -------     ------    -------      ------
Balance, June 30,
   1999                1,000,000     $ 1,000   3,000,000   $ 3,000   50,000      $   50    225,000     $  225    275,000      $  275
                       =========     =======   =========   =======   ======      ======    =======     ======    =======      ======



                            Common Stock                          Additional
                         -------------------       Treasury         Paid-in        Accumulated
                         Shares       Amount        Stock           Capital          Deficit          Total
                         ------       ------       --------       ----------       -----------        -----

Issuance of common
   stock for
   consulting
   services              650,000      $     650      $              $ 279,350        $                $  280,000
Return of stock -
   Grosso-Jacobson                                                 (694,981)                           (694,981)
Dividends paid on
   Series A preferred
   stock                                                                                (425,000)       (425,000)
Dividends paid on
   Series E preferred
   stock                                                                                 (66,250)        (66,250)
Net loss
Balance, June 30,
   1999                                                                               (2,665,052)     (2,665,052)
                      ----------      -----------   ------------   ------------     -------------    -----------
                      11,975,764      $   11,976    $ (1,010,192)  $ 27,071,434     $(23,436,654)    $ 2,641,114
                      ==========      ===========   ============   ============     =============    ===========


     The accompanying notes are an integral part of these financial statements.

                                                                     87,199
   Additions to goodwill                                            (15,000)               -
   Cash from purchase of business                                   252,122                -
                                                                 -----------      -----------

         Net cash used in investing activities                     (814,265)      (3,630,449)
                                                                 -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Payments on notes payable                                     (1,210,802)               -
   Payments on capital lease obligation                             (37,647)         (21,690)
   Payment of cash dividends on preferred stock                           -         (212,500)
   Proceeds from issuance of preferred stock                      3,431,050                -
   Offering costs                                                  (192,500)               -
                                                                 -----------      -----------

         Net cash provided by (used in) financing activities      1,990,101         (234,190)
                                                                 -----------      -----------


      The accompanying notes are an integral part of these financial statements.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                          FOR THE YEARS ENDED JUNE 30,
--------------------------------------------------------------------------------



                                                                1999             1998
                                                            -------------    -------------

        Net decrease in cash and cash equivalents           $    (62,507)    $ (1,271,119)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                    73,751        1,344,870
                                                            -------------    -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    $     11,244     $     73,751
                                                            =============    =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   INTEREST PAID                                            $     12,447     $      4,225
                                                            =============    =============
   INCOME TAXES PAID                                        $          -     $          -
                                                            =============    =============


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the year ended June 30, 1999, the Company exchanged capitalized film costs of $694,981 for 1,666,667 shares of common stock.

During the year ended June 30, 1999, the Company issued 1,203,704 shares of common stock valued at $526,620 for the acquisition of a company. Cash from investing, financing, and operating activities excludes the following:



         Accounts receivable                          $  1,611,037
         Fixed assets, net                                   4,709
         Other assets                                       10,835
         Goodwill                                          961,913
         Accounts payable and accrued expenses            (153,570)
         Deferred revenues                                (139,126)
         Notes payable                                  (1,884,172)


During the year ended June 30, 1999, the Company issued 650,000 shares of common stock for consulting services valued at $280,000.

During the years ended June 30, 1999 and 1998, the Company issued 343,932 and 293,689 shares of common stock, respectively, valued at $318,750 and $318,749, respectively, in payment of dividends on its Series A preferred stock.

During the year ended June 30, 1998, the Company acquired fixed assets under a capital lease obligation totaling $92,594.

      The accompanying notes are an integral part of these financial statements.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 1 - BUSINESS ACTIVITY

         IAT Resources Corporation (formerly The Producers Entertainment Group Ltd.) ("IAT") was incorporated under its former name, The Producers Entertainment Group, Ltd. ("TPEG"), under the laws of the State of Delaware on August 10, 1989. Effective June 4, 1999, TPEG officially changed its name to IAT Resources Corporation, reflecting a significant change of TPEG's core business from entertainment production and distribution to Internet technology development and integration.

         For approximately eight years, IAT acquired, developed, produced, and distributed drama, comedy, documentary, and instructional television series, made-for-television movies, and theatrical motion pictures. Although IAT continues to engage in certain entertainment-related production and distribution activities, during the past eight months, it has reduced its network and cable television activities and has begun to redirect its core business toward the Internet and technology industry.

         ACQUISITION

         On July 15, 1998, IAT acquired 100% of the capital stock of MWI Distributions, Inc., dba MediaWorks International ("MWI"), a California corporation. MWI provides international television and video distribution, specializing in the licensing of children's and family programming and animation. MWI is also an active co-production and co-financing partner in various animated and live-action programming ventures and engages in worldwide sales of direct-to-video series and specials. The transaction was accounted for as a purchase. The results of operations of MWI are included in these financial statements from the date of acquisition. The consideration paid at closing to the shareholders of MWI was 763,232 shares of IAT's common stock with an additional 440,472 shares held in escrow pending collection of receivables and potential future revenues.

         On March 22, 1999, IAT entered into an agreement with the shareholders of MWI under which one of the shareholders cancelled 89,352 shares of common stock issued to him in connection with the acquisition.

         The purchase price exceeded the fair value of net assets acquired by approximately $986,195, including $15,282 of additional cost incurred during the year, which is being amortized on a straight-line basis over ten years. The following summarized, unaudited, pro forma financial information assumes the acquisition had occurred on July 1, 1996:



                                                      1998            1997
                                                   -----------    ------------
                                                   (unaudited)     (unaudited)

                    Net sales                      $24,187,692    $  6,349,258
                    Net loss                       $(2,092,056)   $ (4,693,293)
                    Loss per share                 $     (0.33)   $      (0.68)

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 1 - BUSINESS ACTIVITY (CONTINUED)

         ACQUISITION (Continued)

         These pro forma amounts include MWI's actual results from November 11, 1996 (inception) to June 30, 1997 and for the year ended June 30, 1998. The amounts are based upon certain assumptions and estimates and do not reflect any benefit from economies which might be achieved from combined operations. The pro forma results do not necessarily represent results which would have occurred if the acquisition had taken place on the basis assumed above, nor are they indicative of the results of future combined operations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         PRINCIPLES OF CONSOLIDATION

         The accompanying financial statements include the accounts of IAT and its wholly-owned subsidiary, MWI (collectively, the "Company"). All significant intercompany accounts have been eliminated.

         REVENUE RECOGNITION

         Amounts received as license fees for projects in production are deferred until the project becomes available for broadcast in accordance with the terms of the licensing agreement and are recognized as revenues at such time. Additional licensing and distribution fees are recognized as earned in accordance with the terms of the related agreements. Revenues from the sale of completed productions are generally recognized upon their sale.

         CASH AND CASH EQUIVALENTS

         For the purpose of reporting cash flows, the Company considers United States treasury bills, money market funds, and certificates of deposit purchased with an original maturity of three months or less to be cash equivalents.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         FILM COSTS AND AMORTIZATION

         Film costs include the costs of completed projects, costs of projects in production, and costs expended on projects in development. Film costs are stated at the lower of amortized cost or estimated net realizable value. Amortization of completed projects is charged to operations on an individual project basis in a ratio that the current year's revenue bears to management's estimate of total revenues (current and future years) from all sources. This is commonly referred to as the individual-film-forecast method. Adjustments of amortization resulting from changes in estimates of total revenues are recognized in the current year's amortization. When a completed project is fully amortized, its cost and related accumulated amortization are removed from the accounts. If, in the opinion of management, any property in the development stage is not planned for use, the net carrying value of such property is charged to the current year's operations.

         FIXED ASSETS

         Fixed assets are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the assets of three to seven years.

         CAPITAL LEASES

         The Company leases fixed assets under non-cancelable leases that are classified as capital leases (see Note 17). The leased fixed assets have been capitalized, and the related obligations have been recorded at the fair value of the assets at the inception of the leases. The leased fixed assets are depreciated using the straight-line method over the estimated useful lives, and interest expense is recognized over the terms of the leases.

         COST OF REVENUES

         Costs related to projects sold consist of direct costs incurred in the production of projects that are subsequently sold to third parties. The Company does not retain any ownership interest in these projects, and accordingly, upon their sale, all incurred costs are charged to operations. Participation in future profits from projects that are sold are included in revenues when earned.

         RELATED PARTY COVENANT NOT TO COMPETE

         The covenant not to compete was the result of a litigation settlement with a former officer and is being amortized over the covenant period ending December 31, 1998.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         UNCLASSIFIED BALANCE SHEET

         The Company has elected to present an unclassified balance sheet in accordance with Statement of Financial Accounting Standards ("SFAS") No. 53, "Financial Reporting by Producers and Distributors of Motion Picture Films."

         LOSS PER COMMON SHARE

         Basic and diluted loss per common share have been computed after deducting the dividend requirement of the Company's Series A preferred stock from net loss. Basic loss per share is based on the weighted-average number of common shares outstanding during the years ended June 30, 1999 and 1998. Diluted loss per share is equal to the basic loss per share because the assumed conversion of the Series A and Series E preferred stock and the assumed exercise of outstanding stock purchase warrants and options have not been included as the effect would be anti-dilutive. Treasury stock has been excluded from the loss per common share calculation.

         REVERSE STOCK SPLIT

         In April 1998, the shareholders approved a 1-for-3 reverse split of the Company's common stock. The reverse split was effective in May 1998. All agreements concerning stock options and other commitments payable in shares of the Company's common stock provide for a reduction in the number of shares due to the declaration of the reverse stock split. An amount equal to the par value of the common shares issued was transferred from the common stock to additional paid-in capital. This transfer has been reflected in the consolidated statement of shareholders' equity at July 1, 1996. All references to the number of shares, except shares authorized, and to per share information in the consolidated financial statements have been adjusted to reflect the reverse stock split on a retroactive basis.

         CONCENTRATION OF CREDIT RISK

         Financial instruments that potentially subject the Company to significant credit risks consist of cash and trade receivables. The Company places its cash with high-credit, quality financial institutions or in high-quality, short-term investments such as insured certificates of deposit. At times, the cash in any one bank may exceed the Federal Deposit Insurance Corporation's insured limit of $100,000. At June 30, 1999, the Company had no uninsured cash. With regard to receivables, the risk is relatively limited due to most customers being either domestic or foreign broadcasting networks or established domestic and foreign distributors.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INCOME TAXES

         The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes." SFAS No. 109 requires a liability approach for measuring deferred tax assets and liabilities based on temporary differences existing at each balance sheet date using enacted tax rates in effect when those differences are expected to reverse. As of June 30, 1999, such differences arose principally from net operating loss carryforwards.

         Deferred tax assets, consisting primarily of the tax effect of net operating loss carryforwards, are offset with a valuation allowance because of the uncertainty regarding realizability.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         COMPREHENSIVE INCOME

         For the year ended June 30, 1999, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financials statements since the Company did not have any of the items of comprehensive income in any period presented.

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         In February 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Post-Retirement Benefits." The Company does not expect adoption of SFAS No. 132 to have a material impact, if any, on its financial position or results of operations.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)

         SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for financial statements with fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Company does not expect adoption of SFAS No. 133 to have a material effect, if any, on its financial position or results of operations.

         SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," is effective for financial statements with the first fiscal quarter beginning after December 15, 1998. The Company does not expect adoption of SFAS No. 134 to have a material effect, if any, on its financial position or results of operations.

         SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections," is effective for financial statements with fiscal years beginning February 1999. This statement is not applicable to the Company.

         In June 1999, the FASB issued SFAS No. 136, "Transfer of Assets to a Not-for-Profit Organization or Charitable Trust that Raises or Holds Contributions for Others." This statement is not applicable to the Company.

         In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities." The Company does not expect adoption of SFAS No. 137 to have a material impact, if any, on its financial position or results of operations.

NOTE 3 - LIQUIDITY AND CAPITAL RESOURCES

         The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate the continuation of the Company as a going concern, including the realization of assets and liquidation of liabilities in the ordinary course of business. For the years ended June 30, 1999 and 1998, the Company incurred net losses of $2,665,052 and $2,641,114, respectively. At June 30, 1999, the Company's total shareholders' equity was $1,828,810, including an accumulated deficit of $24,547,149.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 3 - LIQUIDITY AND CAPITAL RESOURCES (CONTINUED)

         The Company's cash commitments for the year ended June 30, 2000 include payment of its current liabilities of $ 1,399,530 and compensation to officers and key independent contractors and office rent of approximately $ 950,000. The Company also incurs other costs such as salaries, related benefits, professional fees, office, and other expenses. For the year ended June 30, 1999, general and administrative expenses aggregated to $4,727,600. Dividends on the Company's Series A preferred stock aggregate to $425,000 annually. Dividends are payable either in cash or common stock. The Company's operations have been financed mostly by the net proceeds received from private placements of its securities and proceeds received from exercise of stock options and warrants. At June 30, 1999, substantially all of the Company's outstanding stock options were exercisable at prices substantially above the market price of the Company's common stock.

NOTE 4 - LOSS OF REVENUE SOURCE

         During the year ended June 30, 1998, the Company discontinued its personal management services. As a result, the Company will no longer be receiving revenue from this source. Revenue from this source was $1,605,861 for the year ended June 30, 1998. Income before income tax from this source was approximately $166,000 for the year ended June 30, 1998.

NOTE 5 - ACQUISITION OF GROSSO-JACOBSON ENTERTAINMENT CORP.

         On October 20, 1997, the Company exchanged 2,222,222 shares of the Company's common stock for all of the outstanding stock of Grosso-Jacobson Entertainment Corporation, Grosso-Jacobson Productions, Inc., and Grosso-Jacobson Music Company, Inc. (collectively, the "G-J Companies"). The G-J Companies produce a wide variety of television programming, including prime time series and made-for-television movies.

         On January 19, 1999, the Company entered into an agreement to terminate all agreements and relationships between the Company and the G-J Companies, except the Merger Agreement. In exchange for the Company investing $575,000 in a new company to be formed by the officers of the G-J Companies and the transfer of certain unproduced projects in development for a 15% profit participation, the officers agreed to terminate their employment agreement and return 1,666,667 shares of the Company's common stock. As of June 30, 1999, these shares are held in escrow.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                   JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 5 - ACQUISITION OF GROSSO-JACOBSON ENTERTAINMENT CORP. (CONTINUED)

         In accordance with paragraph 23 of Accounting Principles Bulletin ("APB") Opinion No. 29, "Accounting for Non-Monetary Transactions," this transaction has been recorded based on the recorded amount of the non-monetary assets distributed. Because the shares are held in escrow, outstanding shares have been reduced and shareholders' equity has been debited with the recorded amount of the assets distributed of $694,981.

         In addition, the Company issued 500,000 options to each of the two officers at an exercise price of $0.82 per share. All options are exercisable and outstanding at June 30, 1999.

NOTE 6 - RELATED PARTY TRANSACTIONS

         The Company has entered into a production agreement with a Loan-Out Company for the services of a key officer and others as producer and to perform other duties. The Loan-Out Company is under the control of officers/directors of the Company and their family. This agreement expires in June 2002 and provides for an approximate annual payment of $262,000, plus a $1,500 monthly automobile reimbursement.

         During the year ended June 30, 1999, the Company incurred a promissory note to the Loan-Out Company for the sum of $44,046, which represents amounts owed to the Company under its production agreement. The promissory note bears interest at the rate of 10% per annum and is due in December 1999.

         During the year ended June 30, 1999, the Company entered into a Securities Purchase Agreement with the Loan-Out Company. The Loan-Out Company purchased 1,300,000 shares of Series C convertible preferred stock, par value $0.001 per share, for a purchase price of $0.001 per share.

         During the year ended June 30, 1999, the Company entered into financial consulting agreements with a shareholder and issued an aggregate of 650,000 shares of common stock valued at $280,000 for consulting services. In addition, the Company granted 500,000 options at an exercise price of $0.50 per share, all of which have been exercised at June 30, 1999.

         During the year ended June 30, 1999, the Company entered into a Securities Purchase Agreement with the consulting company. The consulting company purchased 1,700,000 shares of the Company's Series C preferred stock, par value $0.001 per share, for a purchase price of $0.001 per share.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 6 - RELATED PARTY TRANSACTIONS (CONTINUED)

         The Company receives legal services from a law firm, a partner of which is a member of the Board of Directors. During the year ended June 30, 1998, the Company paid the law firm $17,000. In addition, during the year ended June 30, 1998, the Company formulated a plan to issue options with a value of $25,000 for legal services.

         The Company receives financial consulting services from a member of the Board of Directors. During the years ended June 30, 1999 and 1998, the Company paid $81,000 and $210,000, respectively, for consulting services. In addition, during the year ended June 30, 1998, the Company issued stock options with a value of $104,500 for consulting services. During the year ended June 30, 1999, the Company issued 300,000 and 25,000 options at an exercise price of $0.82 and $2.35, respectively. All options are exercisable and outstanding at June 30, 1999.

         The Company used the services of a law firm in which the former chairman of the Board of Directors is a partner. During the years ended June 30, 1999 and 1998, the Company paid this law firm $10,000 and $61,000, respectively.

         Receivables from related parties of $47,778 at June 30, 1998 were receivable upon demand and paid in full at June 30, 1999.

         Payables to related parties of $25,000 at June 30, 1999 were payable on demand and were paid in full subsequent to June 30, 1999.

         The Company granted 50,000 options to a former executive at an exercise price of $1.75. These options are exercisable and outstanding at June 30, 1999.

         The Company granted 150,000 options to another former executive at an exercise price of $1.50. These options are exercisable and outstanding at June 30, 1999.

         The Company granted 25,000 and 500,000 options to a director of the Company at exercise prices of $2.35 and $1.35, respectively. These options are exercisable and outstanding at June 30, 1999.

NOTE 7 - LITIGATION

         SETTLEMENTS

         During the year ended June 30, 1999, the Company settled certain litigation for $46,725. The Company paid the settlement in August 1999, for which the amount has been accrued as of June 30, 1999.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 7 - LITIGATION (CONTINUED)

         SETTLEMENTS (Continued)

         On March 22, 1999, the Company filed a request for arbitration against the former employee and Chief Executive Officer of MWI Distributions, Inc., alleging breach of contract. On June 29, 1999, the parties entered into a settlement agreement releasing each other from all present and future claims. The Company has agreed to return 89,352 shares of common stock already held by the former employee received from the merger. In addition, the Company will pay 25% of the Company's net recovery from the Company's disputes with an entertainment company, after deduction for attorney's fees, contingent fees, and costs. Deduction for contingent fees is limited to 15% of the total recovery. The former employee will be released from any obligation to comply with the non-competition clause as included in the employment agreement.

         PENDING LITIGATION

         On April 15, 1999, suit was filed against the Company alleging breach of contract with a financing company. The claim indicates failure to deliver Class B preferred stock per a Finders Fee Agreement entered into in July 1998. The Company denies the claim, the parties are currently in negotiation, and no estimate can be made in the likelihood of an unfavorable outcome.

         The Company is currently in litigation with an entertainment company. The Company believes that the entertainment company wrongfully terminated its contracts. The Company seeks to recover commissions owed to MWI, and no estimate can be made in the likelihood of an unfavorable outcome.

         OTHER LITIGATION

         In the normal course of its business, the Company is subject to various lawsuits and claims. The Company believes that the final outcomes of these matters, either individually or in the aggregate, will not have a material effect on its consolidated financial statements.

NOTE 8 - DISTRIBUTION RIGHTS

         During the year ended June 30, 1995, the Company transferred a completed television service with a net carrying value of $291,241 in exchange for the right to receive a portion of the distribution revenue from the series. This amount was written down by $95,136 at June 30, 1997 to reflect the estimated present value of this right. The balance of $196,105 was written off during the year ended June 30, 1998.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 9 - FILM COSTS

         Film costs as of June 30, 1999 consisted of projects in development of $471,762. Write-offs of projects in development for the years ended June 30, 1999 and 1998 aggregated to $301,037 and $199,450, respectively. Based on management's present estimate of future revenues at June 30, 1999, substantially all of the unamortized costs of completed projects will be amortized by June 30, 2004.

NOTE 10 - FIXED ASSETS

         Fixed assets as of June 30, 1999 consisted of the following:



         Furniture and equipment                             $        179,604
         Computer equipment                                            77,784
         Equipment held under capital leases                           92,594
         Leasehold improvements                                        45,979
                                                             ----------------

                                                                      395,961
         Less accumulated deprecation and amortization                295,118
                                                             ----------------

             TOTAL                                           $        100,843
                                                             ================


         Depreciation and amortization expense for the years ended June 30, 1999 and 1998 were $102,355 and $53,387, respectively.

NOTE 11 - INVESTMENTS

         On February 24, 1999, the Company entered into an agreement to invest in a publicly held company and agreed to purchase 100,000 shares of restricted shares of the Company's common stock for $500,000. For no additional consideration, the Company was issued 100,000 warrants at an exercise price of $6.00 per share. The warrants shall only be exercisable at any time prior to March 1, 2001. The Company has booked this investment at cost, and the investment represents less than 5% ownership in the investee.

         On February 3, 1999, the Company entered into an agreement to invest in a privately held company and agreed to purchase up to $1,000,000 in common shares at a purchase price of $2.00 per share. As of June 30, 1999, the Company purchased 150,000 shares for a total investment of $300,000. The Company has booked the investment at cost, and the investment represents less than 5% ownership in the investee.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------
NOTE 11 - INVESTMENTS (CONTINUED)

         These investments are stated at cost, which approximates their fair value as of June 30, 1999.

NOTE 12 - FINANCING FACILITY AND ISSUANCE OF PREFERRED STOCK

         On July 31, 1998, IAT entered into a financing arrangement. At IAT's option, the arrangement allows IAT to sell and requires the other party to purchase up to $5,000,000 worth of convertible preferred stock over a 24-month period, subject to certain restrictions and limitations.

         In the event that IAT's average daily stock closing price, multiplied by the number of shares traded on that day for the preceding 20 trading days is less than $40,000, the preferred stock investor is not required to purchase shares. Although IAT did not exceed the minimum requirement for the September 22, 1998 purchase, the investor did not exercise the right to refuse funding.

         The preferred stock is convertible to common stock at 80% to 82.5% of the average of the closing bid prices for the common stock for the five trading days immediately preceding the date of conversion. Alternatively, the first tranche of $500,000 can be converted at 100% of the average of the closing bid prices for the common stock for the five days preceding such initial $500,000 investment.

         The preferred stock pays quarterly dividends at an annual rate of 6% per year.

         On July 31, August 11, and September 22, 1998, IAT exercised its right under this agreement and sold $500,000 worth of Series D and $2,250,000 worth of Series E preferred stock to the investor. In conjunction with this transaction, IAT issued 275,000 shares of Series F preferred stock to the investor which is convertible into common stock at $1.02 per share.

         In addition, IAT paid a finder's fee of $56,250 and granted the investment banker warrants to purchase 30,000 shares of common stock at $1.44 per share.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 13 - STOCK OPTIONS AND WARRANTS

         STOCK OPTIONS

         The Company's Board of Directors adopted the 1998 Stock Incentive Plan (the "Plan") on February 17, 1998. The Plan, which was amended in April 1999, authorizes the granting of stock options to officers, non-employee directors, employees, and consultants to purchase an aggregate of 3,000,000 shares of common stock. Options awarded under the Plan expire after 10 years. The Company may also grant other stock options outside its stock option plan.

         The Company has adopted only the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." It applies APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans and does not recognize compensation expense for its stock-based compensation plans other than for restricted stock and options/warrants issued to outside third parties. If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under its plan consistent with the methodology prescribed by SFAS No. 123, the Company's net loss and loss per share would be increased to the pro forma amounts indicated below for the year ended June 30, 1999 and 1998:



                                             1999               1998
                                        ---------------    ----------------

         Net loss
             As reported               $    (2,665,052)   $     (1,411,916)
             Pro forma                 $    (4,372,852)   $     (1,411,916)
         Basic loss per common share
             As reported               $         (0.35)   $          (0.29)
             Pro forma                 $         (0.48)   $          (0.29)


         These pro forma amounts may not be representative of future disclosures because they do not take into effect pro forma compensation expense related to grants made before 1995. The fair value of these options was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for the year ended June 30, 1999 and 1998: dividend yields of 0% and 0%, respectively; expected volatility of 100% and 99%, respectively; risk-free interest rate of 5.5% and 6%, respectively; and expected lives of two and 4.48 years, respectively.

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 13 - STOCK OPTIONS AND WARRANTS (CONTINUED)

         STOCK OPTIONS (Continued)

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

         The following summarizes the stock option transactions under the Stock Option Plan:



                                                                  Weighted-
                                                                   Average
                                               Number of          Exercise
                                                 Shares             Price
                                             ---------------  ----------------

         Balance, June 30, 1997                      293,972     $   16.74
           Expired                                    (6,944)    $  (97.20)
                                             ---------------

         Balance, June 30, 1998                      287,028     $   14.79
           Granted                                 3,420,000     $    1.19
           Exercised                                (600,000)    $    0.71
           Expired                                  (585,416)    $    2.56
                                             ---------------

             BALANCE, JUNE 30, 1999                2,521,612     $    4.57
                                             ===============

             EXERCISABLE, JUNE 30, 1999            2,521,612     $    4.57
                                             ===============

                                                       IAT RESOURCES CORPORATION
                               (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                  AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 13 - STOCK OPTIONS AND WARRANTS (CONTINUED)

         STOCK OPTIONS (Continued)

         The weighted-average remaining contractual life of the options outstanding is 7.13 years at June 30, 1999. The exercise prices for the options outstanding as of June 30, 1999 ranged from $0.50 to $39.00, and the information relating to these options is as follows:



                                                                      Weighted-         Weighted-        Weighted-
                                                                       Average           Average          Average
                                                                      Remaining         Exercise         Exercise
                Range of          Stock             Stock            Contractual          Price            Price
                Exercise         Options           Options         Life of Options     of Options       of Options
                 Prices        Outstanding       Exercisable         Outstanding       Outstanding      Exercisable
           ----------------  ---------------   ---------------     ---------------   --------------   --------------

           $    0.50 - 0.82          720,000           720,000              7.06     $       0.77     $        0.77
           $    0.83 - 2.35        1,600,000         1,600,000              4.94     $       1.19     $        1.19
           $   2.36 - 39.00          201,612           201,612              2.00     $      14.79     $       14.79
                             ---------------   ---------------

                                   2,521,612         2,521,612
                             ===============   ===============


         WARRANTS

         In addition to the 1,533,333 redeemable warrants exercisable at $5.25 per share of common stock issued in connection with the September 1996 public offering, there are approximately 216,667 other outstanding warrants. As part of a June 1996 private placement of $500,000 aggregate principal amount of 10% promissory notes ("Bridge Notes"), 166,667 "Bridge Warrants" were issued. Upon repayment of the Bridge Notes in September 1996, the "Bridge Warrants" were automatically exchanged for 166,667 redeemable warrants exercisable at $5.25 per share. The Company has other existing warrants outstanding to purchase an aggregate of 50,000 shares of common stock at prices ranging from $21.00 to $24.00 per share. There were a total of approximately 1,533,333 warrants outstanding as of June 30, 1999.

NOTE 14 - EMPLOYMENT AGREEMENTS

         The Company has entered into agreements for the services of certain of its key executives. These agreements expire through June 30, 2002 and provide for approximate aggregate annual payments of $411,000 and an annual auto allowance of $21,000. Certain of these agreements provide for payments by the Company in the event of death, disability, termination, or a change in control of the Company.

                                                      IAT RESOURCES CORPORATION
                              (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 15 - INCOME TAXES

         The provision for (benefit from) federal income taxes at statutory rates is computed as follows:


                                                                             1999               1998
                                                                       ---------------    -------------

         Provision for (benefit from) income taxes at statutory
             34% rate                                                  $    (1,151,000)   $    (480,051)
         Tax effect (benefit) of
             Change in valuation allowance                                   1,348,000          521,240
             State income tax deduction, net of federal
                  benefit                                                     (197,000)         (41,189)
                                                                       ---------------    -------------

                      TOTAL                                            $             -    $           -
                                                                       ===============    =============


         The Company's total deferred tax assets, deferred tax liabilities, and deferred tax asset valuation allowance at June 30, 1999 were as follows:



                  Deferred tax asset
                      State net operating loss carryforward    $     833,000
                      Federal net operating loss carryforward      6,363,000
                                                               -------------

                                                                   7,196,000

                  Valuation allowance                             (7,196,000)
                                                               -------------

                           NET DEFERRED TAX ASSETS             $           -
                                                               =============


         As of June 30, 1999, the Company had federal and state net operating loss carryforwards of approximately $18,145,000 and $9,072,000, respectively, which expire through 2013 and 2004, respectively.

         Utilization of the net operating loss carryforwards in any one year may be limited by, among other things, alternative minimum tax rules and restrictions caused by changes in the Company's stock ownership (Internal Revenue Code Section 382). The 1996 ownership changes resulted in an annual Section 382 net operating loss limitation of approximately $945,700.

                                                      IAT RESOURCES CORPORATION
                              (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 16 - COMMITMENTS AND CONTINGENCIES

         The Company's office leases provide for minimum annual base rents and payment of certain defined operating expenses. The leases expire through June 2002. At June 30, 1999, future minimum annual commitments under non-cancelable lease obligations are as follows:



                   Year Ending                                                 Capital           Operating
                     June 30,                                                   Leases            Leases
                   -----------                                                ---------          ---------

                      2000                                                    $  34,942          $  89,215
                                                                              ---------          ---------
                      Total minimum lease payments                               39,942          $  89,215
                                                                                                 =========
                      Less amount representing interest                           1,684
                                                                              ---------
                           PRESENT VALUE OF NET MINIMUM LEASE
                               PAYMENTS                                       $  33,258
                                                                              =========


         For capitalized leases, the original contract's present value, net of depreciation, is included in net fixed assets. The net book value of fixed assets under capital leases at June 30, 1999 is $50,155. Depreciation expense for leased fixed assets was $30,865 for the year ended June 30, 1999.

         Rent expense for the years ended June 30, 1999 and 1998 was $269,219 and $450,219, respectively.

         The Company is a party to various agreements relating to its properties that provide for payments to others upon the sale, production, and/or distribution of the property. Other agreements provide for participation by others in the net revenues and/or profits from completed projects.

         In the normal course of its business, the Company is subject to various lawsuits and claims. The Company believes that the final outcomes of these matters, either individually or in the aggregate, will not have a material effect on its consolidated financial statements.

                                                      IAT RESOURCES CORPORATION
                              (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 17 - MAJOR CUSTOMERS

         For the year ended June 30, 1999, the Company had sales to one customer representing approximately 77% of total revenues. For the year ended June 30, 1998, the Company had sales to three customers representing approximately 40%, 15%, and 11% of total revenues.

         As of June 30, 1999, 70% of the Company's trade receivables was from one customer. As of June 30, 1998, 73% and 21% of the Company's trade receivables were from two customers. One of these customers was acquired by the Company subsequent to the year ended June 30, 1998 (see
         Note 1).

NOTE 18 - YEAR 2000 ISSUE

         The Company is conducting a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue and is developing an implementation plan to resolve the Issue.

         The Issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Company is dependent on computer processing in the conduct of its business activities.

         Based on the review of the computer systems, management does not believe the cost of implementation will be material to the Company's financial position and results of operations.

                                                      IAT RESOURCES CORPORATION
                              (FORMERLY THE PRODUCERS ENTERTAINMENT GROUP LTD.)
                                                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                  JUNE 30, 1999
-------------------------------------------------------------------------------

NOTE 19 - SUBSEQUENT EVENTS

         On September 23, 1999, the Company entered into a merger agreement with Infolocity, Inc., a privately-held Internet company. Through its proprietary search technology, Infolocity, Inc. assists publicly traded companies in minimizing the impact of negative or false information posted on the Internet. The terms of the merger include a tax-free exchange of the Company's common stock for 100% of the issued and outstanding stock of Infolocity, Inc. As a result of the merger, Infolocity, Inc. will be a wholly-owned subsidiary of the Company. In addition to the merger, the Company entered into a Bridge Loan Promissory Note for $2,000,000 due from Infolocity, Inc. for advances given by the Company, of which $900,000 has been advanced as of September 30, 1999. The remaining advance will be given in October and November 1999. The note shall accrue interest at 7% per annum and shall be payable quarterly, commencing on November 30, 1999. The loan is guaranteed by the owners of Infolocity, Inc. One of the conditions of this merger is that the Company must maintain its NASDAQ listing. At June 30, 1999, the Company is not in compliance with NASDAQ's listing requirements.

         In August 1999, the Company entered into a $4,000,000 private placement agreement of 6% convertible debentures on a best effort basis. To date, the Company has received $1,350,000.

                                                                       EXHIBIT E

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 FORM 10-QSB/A

          QuarterlyReport Under Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934.

                      For Quarter Ended September 30, 1999
                         Commission file number 0-18410


                            IAT RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                               95-4233050
              --------                               ----------
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)               Identification No.)


 5757 Wilshire Blvd., PH1, Los Angeles, CA               90036
 -----------------------------------------               -----
 (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code (323) 634-8634


                ----------------------------------------------
             (Former name, former address and former fiscal year,
                       if changed since last report)

INDICATE BY CHECK MARK WHETHER THE REGISTRANT (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO
SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.  YES  X    NO
                                                    ---      ---

INDICATE THE NUMBER OF SHARES OUTSTANDING OF EACH OF THE ISSUER'S CLASSES OF COMMON STOCK, AS OF THE LATEST PRACTICABLE DATE. COMMON STOCK, $.001 PAR VALUE--13,117,737 SHARES AS OF NOVEMBER 12, 1999.

                                TABLE OF CONTENTS

PART I.   FINANCIAL INFORMATION..........................................    1

 ITEM 1.  FINANCIAL STATEMENTS...........................................    2

 ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS...........................   13

PART II - OTHER INFORMATION..............................................   18

 ITEM 1.  LEGAL PROCEEDINGS..............................................   18

 ITEM 2.  CHANGES IN SECURITIES AND USE OF PROCEEDS......................   18

 ITEM 3.  DEFAULTS UPON SENIOR SECURITIES................................   18

 ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS............   18

 ITEM 5.  OTHER INFORMATION..............................................   18

 ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K...............................   19

                  IAT RESOURCES CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF SEPTEMBER 30, 1999 AND JUNE 30, 1999

                                                  SEPTEMBER 30, 1999       JUNE 30, 1999
                                                  ------------------       -------------
                                                     (UNAUDITED)              (AUDITED)
ASSETS
Current Assets
Cash and cash equivalents                               231,485             $    11,244
Accounts receivable, net trade                        1,901,008               1,638,484
Receivable from related parties                          99,891                 102,156
Prepaid expenses                                         18,142                  19,207
                                                    -----------             -----------
Total current assets                                  1,901,008               1,769,091

Film costs, net                                         471,762                 471,762
Fixed assets, net                                        90,303                 100,843
Investments                                           1,068,750                 800,000
Due from Infolocity                                     900,000                       0
Goodwill                                                864,413                 886,913
Other assets                                             10,035                  10,035
                                                    -----------             -----------
TOTAL ASSETS                                        $ 5,306,271             $ 4,040,644
                                                    -----------             -----------
LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses               $ 1,144,854             $ 1,018,476
Obligations under capital leases                         21,084                  33,258
Dividends payable                                       318,750                 278,750
Due to related parties                                   44,046                  69,046
Due to Astor Capital                                     50,000                       0
Convertible Debenture                                   250,000                       0
                                                    -----------            ------------
TOTAL CURRENT LIABILITIES                            $1,828,734            $  1,399,530

Shareholders' equity:

Preferred Stock, $.001 par value,
  authorized 20,000,000 shares Series A
  Preferred Stock, $.001 par value,
  authorized 1,300,000 shares, 1,000,000
  shares issued and outstanding                           1,000                   1,000

  Series B Preferred Stock, $.001 par value,
    authorized 1,375,662 shares; none issued
    and outstanding                                           0                       0

  Series C Preferred Stock, $.001 par value,
    authorized 3,000,000 shares;
    2,500,000 and 3,000,000 issued
    and outstanding                                       2,500                   3,000

  Series D Preferred Stock, $.001 par value,
    authorized 50,000 shares; issued
    and outstanding 50,000 shares                            50                      50

  Series E Preferred Stock, $.001 par value,
    authorized 500,000 shares; issued
    and outstanding 225,000 shares                          225                     225

  Series F Preferred Stock, $.001 par value,
    authorized 500,000 shares; issued
    and outstanding 275,000 shares                          275                     275

  Series G Preferred Stock, $.001 par value,
    authorized 4,000,000 shares; issued
    and outstanding 1,050,000 shares                      1,050                       0

Common Stock, $.001 par value, authorized
  50,000,000 shares; issued and
  outstanding 13,683,659 and 11,975,974 shares           13,684                  11,976

Additional paid-in capital                           28,556,400              27,071,434
Accumulated deficit and dividends                   (24,356,205)            (23,436,654)
Accumulated other comprehensive income                  268,750                       0
Treasury stock, 93,536 shares at cost                (1,010,192)             (1,010,192)
                                                   ------------            ------------
Net shareholders' equity                             $3,477,537            $  2,641,114
                                                   ------------            ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $5,306,271            $  4,040,644
                                                   ------------            ------------



                    SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                   IAT RESOURCES CORPORATION AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                                            THREE MONTHS ENDED SEPTEMBER 30,
                                           ---------------------------------
                                               1999                  1998
                                             --------              --------
Revenues                                  $    120,251          $  1,033,223

Costs related to revenues:
  Amortization of film costs                         0                     0
  Costs of projects sold                         3,008               730,470
                                          ------------          ------------
  Net Revenues                                 117,242               302,753
General and administrative expenses            893,299             1,173,934
                                          ------------          ------------
  Operating income (loss)                     (776,057)             (871,181)

Other income (expenses):
  Acquisition expense                                0                 6,695
  Amortization of Goodwill                     (22,500)               34,000
  Amortization of acquisition Costs                  0                 5,320
  Settlements expense                                0                69,000
                                          ------------          ------------
  Net other income (expense)                   (22,500)             (115,015)
                                          ------------          ------------
  Net income (loss)                           (798,557)             (986,196)

Provision for income taxes                      14,744                 5,204
                                          ------------          ------------
  Net income (loss)                           (813,301)             (991,500)

Dividend requirement on
  Series A Preferred Stock                    (106,250)             (106,250)
                                          ------------          ------------
Net income (loss) applicable to common
  shareholders                               ($919,551)         ($ 1,097,750)
                                          -------------        -------------
Net income (loss) per share
  (basic and diluted)                          ($0.067)                ($.15)

Average common shares
   outstanding (basic and diluted)          13,683,659             7,228,027
                                          ------------         -------------


              SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                  IAT RESOURCES CORPORATION AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED
                      STATEMENTS OF CASH FLOWS (UNAUDITED)


                                              THREE MONTHS ENDED SEPTEMBER 30,
                                              --------------------------------
                                                   1999               1998
                                                 --------           --------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income (loss)                              $ (919,551)        $(991,500)

ADJUSTMENTS TO RECONCILE NET (LOSS) TO
NET CASH (USED IN) OPERATING ACTIVITIES:

    Depreciation of fixed assets                     10,540            24,298
    Amortization of film costs                            0                 0
    Write off of projects in development                  0                 0
    Amortization of Goodwill                         22,500            34,000
    Amortization of Acquisition Costs                     0             5,320
    Amortization of non-competition agreement             0            69,000
    Decrease deferred tax asset                           0            51,300

     CHANGES IN OPERATING ASSETS AND LIABILITIES:

    (Increase) decrease in accounts receivable       86,994            76,644
    (Increase) decrease in other assets                   0            69,837
    Increase (decrease) in accounts payable
        and accrued expenses                        126,378            63,514
    Increase(decrease) in prepaid expenses            1,065             4,428
    Decrease (increase) in deferred revenues              0        (4,974,759)
                                                 ----------       -----------
    Net cash (used in) operating activities        (672,074)       (3,031,918)

CASH FLOWS FROM INVESTING ACTIVITIES:

   (Additions) to film costs, net                         0           848,411
   Capital (expenditures) on equipment                    0           (84,081)
   (Increase) in Investments                              0                 0
   (Increase) in loans to Infolocity               (900,000)                0
   (Decrease) in Right to Receive Revenue                 0          (196,105)
   (Increase) decrease in receivables
     from related parties                             2,265            (9,224)
   Increase (decrease) in loans from
     related parties                                (25,000)                0
   Increase in Acquisition Costs                          0          (120,660)
                                                 ----------       -----------
Net cash (used in) investing activities            (922,735)        4,438,341
                                                 ----------       -----------
CASH FLOWS FROM FINANCING ACTIVITIES:

    Obligations Under Capital Leases                      0            56,842
    Proceeds from preferred and common
      stock issues                                1,487,224           651,250
    Proceeds from borrowings                        300,000                 0
    (Repayment) of capital lease obligations        (12,174)          (31,111)
    Increase in dividends payable                    40,000                 0
    (Payment) of dividends on Preferred Stock             0           212,500
                                                 ----------       -----------
Net cash provided by financing activities         1,815,050           889,481
                                                 ----------       -----------

Net increase (decrease) in cash                     220,241         2,295,904
Cash and cash equivalents at beginning
  of period                                          11,244         2,268,506
                                                 ----------       -----------
Cash and cash equivalents at end of period.      $  231,485       $   (27,398)
                                                 ----------       -----------



              SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 IAT RESOURCES CORPORATION AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                      THREE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)
                                                     Series A       Series A       Series C         Series C        Series D
                                                 Preferred Shares    Amount    Preferred Shares      Amount     Preferred Shares
Balance June 30, 1999                                1,000,000        1,000       3,000,000           3,000          50,000

Issuance of Common Shares in Payment
of Dividends on Series A Preferred
Stock

Issuance of Common Stock

Issuance of Series C Preferred Stock

Conversion of Series C Preferred Stock                                             (500,000)           (500)

Issuance of Series D Preferred Stock

Conversion of Series D Preferred Stock

Issuance of Series E Preferred Stock

Conversion of Series E Preferred Stock

Issuance of Series F Preferred Stock

Issuance of Series G Preferred Stock

Net Loss

30-Sep-99                                            1,000,000        1,000                            2,434          50,000

Less:

Treasury Stock

Net Shareholders Equity

                                              Series D     Series E        Series E       Series F       Series F     Series G
                                               Amount  Preferred Shares      Amount   Preferred Shares    Amount   Preferred Shares
Balance June 30, 1999                            50        225,000            225         275,000          275

Issuance of Common Shares in Payment
of Dividends on Series A Preferred
Stock

Issuance of Common Stock

Issuance of Series C Preferred Stock

Conversion of Series C Preferred Stock

Issuance of Series D Preferred Stock

Conversion of Series D Preferred Stock

Issuance of Series E Preferred Stock

Conversion of Series E Preferred Stock

Issuance of Series F Preferred Stock

Issuance of Series G Preferred Stock                                                                                       1,050

Net Loss

30-Sep-99                                        50        225,000            225          275,000          275            1,050

Less:

Treasury Stock

Net Shareholders Equity

                                                                                           Accumulated
                                                                                               Other
                                          Series G      Common    Common   Add'l Paid-in  Comprehensive   Accumulated      TOTAL
                                           Amount        Stock    Amount      Capital          Income         Deficit
Balance June 30, 1999                                11,975,764   11,976      27,071,434                   (23,436,654)  3,651,306

Issuance of Common Shares in Payment
of Dividends on Series A Preferred Stock                 45,891       45                                                        45

Issuance of Common Stock                              1,162,004    1,163         369,766                                   370,929

Issuance of Series C Preferred Stock

Conversion of Series C Preferred Stock                  500,000      500                                                         0

Other Comprehensive income                                                                     268,750                     268,750

Reversal of Divendend on
  Series E Preferred                                                              66,250                                    66,250

Issuance of Series G Preferred Stock       1,050                               1,048,950                                 (1,050,000)
                                                                                                               (919,551)   (919,551)
Net Loss

30-Sep-99                                  1,050     13,683,659   13,684      28,556,400       268,750      (24,021,205) 4,487,729

Less:

Treasury Stock                                                                                                           1,010,192

Net Shareholders Equity                                                                                                  3,477,537


            SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                   IAT RESOURCES CORPORATION AND SUBSIDIARIES
                               NOTES TO CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                               September 30, 1999

(1)      BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated financial statements of IAT Resources Corporation ("IATR" of the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all material adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended September 30, 1999 are not necessarily indicative of the results that may be expected for the year ended June 30, 2000. The information contained in this Form 10-QSB should be read in conjunction with the audited financial statements filed as part of the Company's Form 10-KSB for the fiscal year ended June 30, 1999.

         On September 23, 1999, the Company signed a definitive merger agreement with Infolocity, Inc. ("Infolocity"), a Silicon Valley-based internet company that provides business intelligence and information for both publicly traded and privately held corporations using its proprietary search engine, FIRST (Fast Internet Real-Time Search Technology) for which patents were filed in September, 1999. In accordance with the merger agreement, upon closing, the Company will issue 7,375,000 shares of common stock in exchange for all the preferred and common stock of Infolocity. Completion of the merger is subject to shareholder approval and other customary closing conditions.

         On July 15, 1998, IAT acquired 100% of the capital stock of MWI Distributions, Inc., dba MediaWorks International ("MWI"), a California corporation. MWI provides international television and video distribution, specializing in the licensing of children's and family programming and animation. The transaction was accounted for as a purchase. The results of operations of MWI are included in these financial statements from the date of acquisition. The consideration paid at closing to the shareholders of MWI was 763,232 shares of IAT's common stock with an additional 440,472 shares held in escrow pending collection of receivables and potential future revenues.

         On March 22, 1999, IAT entered into an agreement with the shareholders of MWI under which one of the shareholders cancelled 89,352 shares of common stock issued to him in connection with the acquisition.

(2)       GOODWILL

         Goodwill related to the acquisition of MWI is being amortized over a period of ten years.

(3)      DIVIDEND ON SERIES A PREFERRED STOCK

         For the three months ended September 30, 1999, the Company issued shares of its Common Stock at a market value equivalent to $106,250, which represented the $106,250 quarterly dividend required to be paid on the Series A Preferred Stock for the quarter ended September 30, 1999.

(4)      LOSS PER SHARE

         Loss per share for the three month period ended September 30, 1999 has been computed after deducting the dividend requirements of the Series A Preferred Stock. It is based on the weighted average number of common and common equivalent shares reported outstanding during the entire period ending on September 30, 1999.

(5)      STOCK OPTIONS AND WARRANTS

         The Company uses APB Opinion No. 25 "Accounting for Stock Issued to Employees" to calculate the compensation expense related to the grant of options to purchase Common Stock under the intrinsic value method. Accordingly, the Company makes no adjustments to its compensation expense or equity accounts for the grant of options. The Company granted options during the period ended September 30, 1999. At September 30, 1999 there were options to acquire 5,589,792 shares outstanding at exercise prices ranging from $0.50 per share to $39.00 per share of Common Stock.

         In addition to the Redeemable Warrants to purchase an aggregate of 1,700,000 shares of Common Stock at $5.25 per share issued in connection with the September 1996 public offering, the Company has other existing warrants outstanding to purchase an aggregate of 142,518 shares of Common Stock at prices ranging from $23.10 to $43.20 per share. There were a total of approximately 1,842,518 warrants outstanding as of September 30, 1999.

(6)      RELATED PARTY TRANSACTIONS

         As of the period ended September 30, 1999, the Company issued a promissory note to Mountaingate Productions, LLC, an affiliate of Irwin Meyer, Chief Executive Officer and Co-Chairman of the Board of Directors of the Company, for the sum of $44,046.14 which represents amounts owed to Mountaingate Productions, LLC under its production agreement with the Company. The promissory note bears interest at the rate of ten percent (10%) per annum.

(7)      EXCHANGE OF 6% CONVERTIBLE SUBORDINATED DEBENTURES

         In September 1999, the Company approved the exchange of $1,050,000 of the 6% Convertible Subordinated Debentures into Series G Convertible Preferred Stock. While the holders of the debentures had elected to exchange and the Board of Directors of the Company had approved the exchange, certain of the legal documents related to the exchange were completed subsequent to September 30, 1999.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

         FORWARD AND LOOKING STATEMENTS. This report contains statements that constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 with respect to the Company and its operations that are subject to certain risks and uncertainties which could cause the Company's future actual results of operations and future financial condition to differ materially from those described herein. The words "expect," "estimate," "anticipate," "predict," "believe" and similar expressions and variations thereof are intended to identify forward-looking statements. These statements appear in a number of places in this filing and include statements regarding the intent, belief or current expectations of the Company with respect to, among other things, the integration of the acquisition of MWI, trends affecting the Company's financial condition and the Company's business and strategies. The stockholders of IATR are cautioned not to put undue reliance on such forward-looking statements. With respect to the entertainment related activities, such forward-looking statements involve risks and uncertainties, including the intensity of competition from other television distributors and the status of the Company's liquidity in future fiscal periods. The readers of this filing are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in this filing, including, without limitation, those risks and uncertainties discussed under the headings "Factors That Could Impact Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 as well as the information set forth below. The Company does not ordinarily make projections of its future operating results and undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

         The Company's revenues in connection with its entertainment related activities are primarily derived from the licensing of rights of family oriented television programming, as well as the sale of home video programming. The amount of revenues derived by the Company from its entertainment activities in any one period is dependent upon, among other factors, projects which are completed and available for distribution during any such period. Accordingly, the amount of revenues recognized in any period are not necessarily indicative of revenues to be recognized by the Company in future periods.

OVERVIEW

         In December, 1998, the Company commenced a restructuring of its operations in order to redirect its primary revenue sources. It determined that it would seek opportunities in the internet and e-commerce sectors.

         On February 4, 1999, the Company announced that it made an initial investment in flowersandgifts.com, a storefront on the Internet to sell flowers and gifts. The Company has executed an agreement with flowersandgifts.com to acquire up to $1,000,000 of common stock in the aggregate, subject to certain conditions. The initial investment was $200,000 for 100,000 shares, representing approximately 2% of the outstanding common stock of flowersandgifts.com. Additionally, the Company has the right to purchase up to an additional $1,000,000 in common stock of flowersandgifts.com at a price of $2.10 per share. The Company then invested the sum of $100,000 for an additional 50,000 shares of the common stock. Subsequently, on February 24, 1999, the Company entered into a Stock Sale Agreement with Pacific Softworks, Inc. ("Pacific") to purchase 100,000 restricted shares of Pacific's common stock for the total sum of $500,000. The Company has executed an agreement with Pacific to acquire up to an additional 100,000 of common stock in the aggregate at a price of $6.00 per share, subject to certain conditions.

         On September 23, 1999, the Company signed a definitive merger agreement with Infolocity, Inc. ("Infolocity"), a Silicon Valley-based internet company that provides business intelligence and information for both publicly traded and privately held corporations using its proprietary search engine, FIRST (Fast Internet Real-Time Search Technology) for which patents were filed in September, 1999. In accordance with the merger agreement, upon closing, the Company will issue 7,375,000 shares of common stock in exchange for all the preferred and common stock of Infolocity. Completion of the merger is subject to shareholder approval and other customary closing conditions.

         In view of the diminished revenue resulting from the discontinuance of certain television production and distribution activities, the Company has focused on the following areas in order to generate working capital over the next twelve months: collection of current accounts receivables; revenues relating to international television sales made by MediaWorks, revenues to be derived from a made-for-television movie currently in development and additional equity financings currently being negotiated. Additionally, upon completion of the merger with Infolocity, the Company expects to derive revenue from the sale of goods and services by Infolocity.

         It is the Company's intention to seek additional strategic alliances, acquisitions, or mergers, that would enable it to generate revenues sufficient to operate profitably, although there can be no assurance that any such alliance, acquisition or merger will be successful.

         Amortization of film costs is charged to operations on a project by project basis. The cost charged per period is determined by multiplying the remaining unamortized costs of the project by a fraction, whose numerator is the income generated by the project during the period and whose denominator is management's estimate of the total gross revenue to be derived by the project over its useful life from all sources. This is commonly referred to as the Individual Film Forecast Method under FASB 53. The effects on the amortization of completed projects resulting from revision of management's estimates of total gross revenue on certain projects are reflected in the year in which such revisions are made.

RESULTS OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 1999, COMPARED TO THREE MONTHS ENDED SEPTEMBER 30, 1998

         Revenues for the three months ended September 30, 1999 were $120,250, an 88% decrease from $1,033,223 for the three months ended September 30, 1998. Revenues for the three months ended September 30, 1999 and September 30, 1998 consisted of income from the continued international distribution of completed projects. The substantial decrease in revenues is attributable to the termination by Sony Music, Inc. of the Distribution Agreement between Sony Music, Inc. and MWI. The Company disputes this termination and has filed suit against Sony Music in this regard. No assurance can be provided that the Company will be successful in this action.

         Amortization of film costs for the three months ended September 30, 1999 and September 30, 1998 was $0.00 for both quarters, and was computed using the Individual Film Forecast Method.

         Cost of sales for the three months ended September 30, 1999 and September 30, 1998, was $3,008 and $730,470, respectively. Cost of sales as a percentage of total revenues decreased from 71% for the three months ended September 30, 1998 to 2.5% for the three months ended September 30, 1999.

         General and administrative expenses for the three months ended September 30, 1999 were $893,299 compared to $1,173,934 for the three months ended September 30, 1998. The $280,635, or 23%, decrease in general and administrative expenses was primarily due to the elimination of certain staff and related benefits of television development and production personnel in the New York and Toronto office.

         During the three months ended September 30, 1999, the Company recorded no additional amortization related to a November 4, 1996 non-competition agreement with a former officer and director since such cost was fully amortized as of December 31, 1998. The Company recorded $69,000 related to this expense for the quarter ended September 30, 1998.

         During the three months ended September 30, 1999, and the three months ended September 30, 1998, the Company recorded no interest income.

         IATR reported a loss of $919,551 or $.067 per share in the three months ended September 30, 1999 compared to a loss of $1,097,500 or $.15 per share in the three months ended September 30, 1998. The income for both compared periods included required dividend payments of $106,250 to holders of the Company's outstanding Series A Preferred Stock. The number of average common shares outstanding increased to 13,683,657 as of the three months ended September 30, 1999 from 7,228,027 as of the three months ended September 30, 1998 primarily as a result of the exercise of stock options, the issuance of common stock in payment of the dividend due on the Series A Preferred Stock and the conversion of the Series D and Series E Convertible Preferred Stock by the holder thereof. The calculation of average common shares for both periods reflects the effect of the one-for-three stock split completed during the fourth quarter 1998.

LIQUIDITY AND CAPITAL RESOURCES

         As of September 30, 1999, the Company had increased liquidity from the comparable period ended September 30, 1998 primarily as a result of cash generated from the issuance and sale of the Company's common stock. Cash and cash equivalents as of September 30, 1999 were $231,485 and trade accounts receivable were $1,551,490. As of September 30, 1999, the Company had recorded accounts payable and accrued expenses of $1,144,854. In the comparable period ending September 30, 1998, the Company had $11,244 in cash and cash equivalents and $1,138434 in trade accounts receivable available to provide payment for $1,018,476 of current liabilities.

         In the event that the merger with Infolocity, Inc. is completed, management estimates that, as of September 30, 1999, the Company's cash commitments for the next twelve months will aggregate approximately $12,500,000 a significant portion of which are requirements associated with the business of Infolocity. In the event that the merger with Infolocity, Inc. is not completed, management estimates that, as of September 30, 1999, the Company's cash commitments for the next twelve months will aggregate approximately $1,800,000.

         The Company incurs expenses associated with base compensation to key officers, independent contractors and consultants as well as expenses related to its office lease. The Company incurs other general and administrative costs such as staff salaries, employee benefits, employer taxes, premiums on insurance policies, marketing costs, office expenses, professional fees, consulting fees and other expenses. For the three months ended September 30, 1999, total cash general and administrative expenses for all categories aggregated approximately $1,000,000. In addition to general and administrative expenses, the required dividends on the shares of Series A Preferred Stock are $425,000 annually. The dividends on the Series A Preferred Stock and the Series E Preferred Stock may be paid either in shares of the Company's Common Stock or in cash.

         In the event the Company closes the acquisition of Infolocity, management believes cash generated from operations will be sufficient to fund the combined business for the next twelve months. If the acquisition of Infolocity does not close, management believes that the Company will require additional funding in order to continue its operations and to establish other related businesses to its core business. An inability to raise additional capital could prevent the Company from achieving its objectives and would have a material adverse effect on the Company's business, results of operations and financial condition.

         The Company is seeking to obtain additional external financing or capital. The Company's ability to rely on external sources of funds, rather than its own liquid resources, will be significant in determining the extent to which the Company will be able to seek those strategic alliances or acquisitions required to diversify itself in the internet and e-commerce industries. There is no assurance that such external sources of funds will be available to the Company or that, if available, the terms thereof will be at reasonable cost to the Company. No new agreements have been entered into for any such external financing as of the date of this Report. In August, September, October and November 1999 the Company issued $2,350,000 aggregate principal amount 6% Convertible Subordinated Debentures to certain investors. The net proceeds to the Company from this financing were approximately $2,325,000.

         In July 1998, the Company secured access to a $5,500,000 equity-based line of credit with an institutional investor. The Company's ability to further draw on this equity-based line of credit is subject to stockholder approval, among other requirements. Through September 30, 1999, the Company has received approximately $2,500,000 from the investor in exchange for the sale by the Company of Series D and Series E convertible preferred stock and the issuance of Series F convertible preferred stock to the investor. Subject to the restrictions described above, the Company was committed to use $2,000,000 of the equity-based line of credit, which is available to the Company through August 2000. All of the Series D Preferred Stock issued has been converted into Common Stock. The holders of the Company's Series E Preferred Stock are entitled to annual dividends of 6%, all of which are payable quarterly in cash, or at the Company's option, in shares of Common Stock.

         The Company's ability to satisfy selling, general and administrative costs with cash flow from operations depends on the revenues derived from the continued collections of receivables relating to the international distribution of television programs, the sales agent services rendered by MediaWorks, producer fees derived from a made-for-television movie, as well as, revenues derived from the sale of goods and services by Infolocity if the merger is completed.

IMPACT OF YEAR 2000

         The Year 2000 issue is the result of computer programs being written using two digits instead of four to define the applicable year. Any of the Company's computer programs that have time-sensitive software or facilities or equipment containing embedded micro-controllers may recognize a date using "00" as the year 1900 rather than the Year 2000. This could cause a system failure or miscalculations resulting in potential disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

         The Company has assessed its hardware and software systems, which are comprised solely of an internal personal computer network and commercially available software products. Based on this assessment, the Company believes that its hardware and software systems are Year 2000 compliant. The Company has assessed the embedded system contained in its leased equipment.

          In addition, the Company is contacting its key vendors and customers to determine if there are any significant Year 2000 exposures which would have a material effect on the Company. The Company is not yet aware of any Year 2000 issues relating to third parties with which the Company has a material relationship. There can be no assurance, however, that the systems of third parties on which the Company or its systems rely will not present Year 2000 problems that could have a material adverse effect on the Company. The Year 2000 issue presents a number of other risks and uncertainties that could impact the Company, such as disruptions of service from third parties providing electricity, water or telephone service. If such critical third party providers experience difficulties resulting in disruption of service to the Company, a shutdown of the Company's operations at individual facilities could occur for the duration of the disruption.

         The Year 2000 project cost has not been material to date and, based on preliminary information, is not currently anticipated to have a material adverse effect on the Company's financial condition, results of operations or cash flow in future periods. However, if the Company, its customers or vendors are unable to resolve any Year 2000 compliance problems in a timely manner, there could result a material financial impact on the Company. Accordingly, management plans to devote the resources it considers appropriate to resolve all significant Year 2000 problems in a timely manner.

         Readers are cautioned that forward-looking statements contained in this Year 2000 disclosure should be read in conjunction with the Company's disclosures under the heading, "Forward-looking Statements," beginning on page 8 above. Readers should understand that the dates on which the Company believes the Year 2000 project will be completed are based upon Management's best estimates, which were derived utilizing numerous assumptions of future events, including the availability of certain resources, third-party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved, or that there will not be a delay in, or increased costs associated with, the implementation of the Company's Year 2000 compliance project. A delay in specific factors that might cause differences between estimates and actual results include, but are not limited to, the availability and costs of personnel trained in these areas, the ability of locating and correcting all relevant computer code, timely responses to and corrections by third parties and suppliers, the ability implement interfaces between the new systems and the systems not being replaced, and similar uncertainties. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third parties and the interconnection of national and international businesses, the Company cannot ensure that its ability to timely and cost effectively resolve problems associated with the Year 2000 issue will not affect its operations and business, or expose it to third party liability.

                           PART II - OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS

         None

ITEM 2.  CHANGES IN SECURITIES AND USE OF PROCEEDS

         None

ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

         None

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         None

ITEM 5.  OTHER INFORMATION

         The Company has received a letter from NASDAQ stating that if the net tangible assets of the Company is not in excess of $2,000,000, the Company's shares of Common Stock may be delisted from the NASDAQ Small Cap Market.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K AND FORM 8-K/A

        (a)  EXHIBITS

              27.1  -   Financial Data Schedule

        (b)  Reports on Form 8-K

        (c) The Company filed a Current Report on Form 8-K/A on September 29, 1998. Item 7 was reported. The Company filed a Current Report on Form 8-K on July 31, 1998. Item 2 was reported.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            IAT Resources Corporation

                                  (Registrant)

Dated:       November 15, 1999              /s/ IRWIN MEYER
                                            ---------------------------------
                                            Irwin Meyer,
                                            Chief Executive Officer

Dated:       November 15, 1999              /s/ ARTHUR H. BERNSTEIN
                                            ----------------------------------
                                            Arthur H. Bernstein,
                                            Executive Vice President,
                                            Principal Financial Officer

                            IAT RESOURCES CORPORATION
          PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 16, 1999
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, a stockholder of IAT RESOURCES CORPORATION, a Delaware corporation (the "Company"), hereby appoints Irwin Meyer and Arthur Bernstein, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Company's Special Meeting of Stockholders (the "Special Meeting"), to be held on December 16,1999, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

The Board of Directors recommends a FOR vote on Proposal 1, a FOR vote on Proposal 2, a FOR vote of Proposal 3 and a FOR vote on Proposal 4.

1. The approval of the issuance of shares of Common Stock pursuant to the Merger Agreement with Infolocity, Inc., which will be in excess of 20% of the number of shares of Common Stock outstanding before the date of the Merger Agreement and result in a change in control of the Company.

                  ____ FOR             ____ AGAINST         ____  ABSTAIN

2. The approval of the issuance of shares of Common Stock, issuable upon conversion and/or exercise, as the case may be, of the Debentures and Warrants, which, together with the Common Stock issuable upon conversion and/or exercise, as the case may be, of the Debentures and Warrants previously issued may be in excess of 20% of the number of shares of Common Stock outstanding before issuance.

                  ___   FOR             ____ AGAINST         ____  ABSTAIN

3. The approval of the amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares available for issuance under the 1998 Stock Incentive Plan.

                  ____ FOR             ____ AGAINST         ____  ABSTAIN

4. The approval of the amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to Netcurrents, Inc.

                  ____ FOR             ____ AGAINST         ____  ABSTAIN

5. The election of the two (2) additional members to the Board of Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected.

            Victor A. Holtorf _______FOR               _____ WITHHOLD
            James J. Cerna, Jr.     _______FOR         _____ WITHHOLD

The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. As to any other business that may properly come before the Special Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with its best judgment.

This Proxy will be voted in accordance with the instructions set forth above. If no direction is made, this Proxy, when executed, will be treated as a GRANT OF AUTHORITY TO VOTE FOR the approval of Proposals 1, 2, 3 and 4 as said and FOR the election as Directors of the two persons named in Proposal 5 and as the proxies shall deem advisable on such other business as may come before the Special Meeting.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting and accompanying Proxy Statement dated November 16, 1999 relating to the Special Meeting.


                                   Date:  ______________________________, ____



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                                                Signature(s) of Stockholder(s)
                                                      (See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IT IS IMPORTANT THAT YOU VOTE.


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